UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04000

CALVERT VARIABLE PRODUCTS, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Calvert
VP S&P MidCap 400 Index Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP S&P MidCap 400 Index Portfolio

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.
As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.
These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.
In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.
In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.
For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.
Investment Strategy
As an index fund, Calvert VP S&P MidCap 400 Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the S&P MidCap 400® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2020, the Fund returned 13.31% for Class I shares at net asset value (NAV). By comparison, the Index returned 13.66% for the same period. The Index is unmanaged and returns do not reflect any fees and operating expenses.
During the period, mid-cap stocks outperformed small-cap stocks, but underperformed large-cap stocks within the S&P family of indexes. A majority of economic sectors had positive returns during the period. The top-performing sectors were information technology (IT), consumer discretionary, and health care, all posting gains of greater than 30%. The energy sector was the weakest performer in the Index, returning -38.32%. Utilities and real estate also had double-digit negative returns during the period.
The industrials, IT, financials, consumer discretionary, and health care sectors had the largest weights in the Index. Communication services, energy, and utilities had the smallest weights during the period.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Performance

Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	05/03/1999	05/03/1999	13.31%	11.99%	11.05%
Class F at NAV	10/01/2007	05/03/1999	13.10	11.72	10.78

S&P MidCap 400® Index	—	—	13.66%	12.34%	11.50%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.43%	0.63%
Net	0.33	0.53
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2010	$27,865	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Enphase Energy, Inc.	1.0%
SPDR S&P MidCap 400 ETF Trust	1.0
Trimble, Inc.	0.8
SolarEdge Technologies, Inc.	0.8
Monolithic Power Systems, Inc.	0.7
Caesars Entertainment, Inc.	0.7
Fair Isaac Corp.	0.7
Generac Holdings, Inc.	0.7
Cognex Corp.	0.7
Ceridian HCM Holding, Inc.	0.7
Total	7.8%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P MidCap 400® Index is an unmanaged index of 400 U.S. midcap stocks. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500®are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization- weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small- cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,301.30	$1.91 **	0.33%
Class F	$1,000.00	$1,300.00	$3.06 **	0.53%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.48	$1.68 **	0.33%
Class F	$1,000.00	$1,022.47	$2.69 **	0.53%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Schedule of Investments

Common Stocks — 97.5%

Security	Shares	Value
Aerospace & Defense — 1.0%
Axon Enterprise, Inc.(1)	17,564	$ 2,152,117
Curtiss-Wright Corp.	11,470	1,334,534
Hexcel Corp.	23,087	1,119,489
Mercury Systems, Inc.(1)	15,478	1,362,993
		$ 5,969,133
Air Freight & Logistics — 0.5%
XPO Logistics, Inc.(1)	25,265	$ 3,011,588
		$ 3,011,588
Airlines — 0.2%
JetBlue Airways Corp.(1)	88,024	$ 1,279,869
		$ 1,279,869
Auto Components — 1.6%
Adient PLC(1)	25,950	$ 902,281
Dana, Inc.	39,934	779,512
Fox Factory Holding Corp.(1)	11,529	1,218,731
Gentex Corp.	67,728	2,298,011
Goodyear Tire & Rubber Co. (The)	65,723	717,038
Lear Corp.	15,100	2,401,353
Visteon Corp.(1)	7,692	965,500
		$ 9,282,426
Automobiles — 0.5%
Harley-Davidson, Inc.	42,362	$ 1,554,685
Thor Industries, Inc.(2)	15,302	1,422,933
		$ 2,977,618
Banks — 6.1%
Associated Banc-Corp.	42,448	$ 723,738
BancorpSouth Bank	26,649	731,249
Bank of Hawaii Corp.	11,072	848,337
Bank OZK	33,410	1,044,731
Cathay General Bancorp	20,695	666,172
CIT Group, Inc.	27,230	977,557
Commerce Bancshares, Inc.	29,132	1,913,972
Cullen/Frost Bankers, Inc.	15,461	1,348,663
East West Bancorp, Inc.	39,125	1,984,029
F.N.B. Corp.	89,168	847,096
First Financial Bankshares, Inc.	39,277	1,420,845
First Horizon Corp.	153,329	1,956,478
Fulton Financial Corp.	46,033	585,540
Glacier Bancorp, Inc.	26,370	1,213,284
Security	Shares	Value
Banks (continued)
Hancock Whitney Corp.	23,882	$ 812,466
Home BancShares, Inc.	41,996	818,082
International Bancshares Corp.	15,762	590,129
PacWest Bancorp	32,276	819,810
Pinnacle Financial Partners, Inc.	20,963	1,350,017
Prosperity Bancshares, Inc.	25,581	1,774,298
Signature Bank	14,805	2,002,968
Sterling Bancorp	53,716	965,814
Synovus Financial Corp.	40,850	1,322,315
TCF Financial Corp.	42,144	1,560,171
Texas Capital Bancshares, Inc.(1)	14,218	845,971
Trustmark Corp.	17,529	478,717
UMB Financial Corp.	11,947	824,224
Umpqua Holdings Corp.	60,865	921,496
United Bankshares, Inc.	35,863	1,161,961
Valley National Bancorp	113,312	1,104,792
Webster Financial Corp.	24,929	1,050,757
Wintrust Financial Corp.	15,929	973,103
		$ 35,638,782
Beverages — 0.4%
Boston Beer Co., Inc. (The), Class A(1)	2,526	$ 2,511,577
		$ 2,511,577
Biotechnology — 1.5%
Arrowhead Pharmaceuticals, Inc.(1)	28,399	$ 2,179,055
Emergent BioSolutions, Inc.(1)	12,450	1,115,520
Exelixis, Inc.(1)	85,744	1,720,882
Halozyme Therapeutics, Inc.(1)(2)	35,120	1,499,975
Ligand Pharmaceuticals, Inc.(1)(2)	4,444	441,956
United Therapeutics Corp.(1)	12,282	1,864,285
		$ 8,821,673
Building Products — 1.9%
Builders FirstSource, Inc.(1)	56,686	$ 2,313,355
Lennox International, Inc.	9,630	2,638,331
Owens Corning	29,913	2,266,209
Simpson Manufacturing Co., Inc.	12,000	1,121,400
Trex Co., Inc.(1)	32,001	2,679,124
		$ 11,018,419
Capital Markets — 2.6%
Affiliated Managers Group, Inc.	12,537	$ 1,275,013
Eaton Vance Corp.(3)	31,561	2,143,939
Evercore, Inc., Class A	11,230	1,231,257
FactSet Research Systems, Inc.	10,500	3,491,250

7
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Capital Markets (continued)
Federated Hermes, Inc., Class B	26,087	$ 753,653
Interactive Brokers Group, Inc., Class A	22,204	1,352,668
Janus Henderson Group PLC	41,112	1,336,551
SEI Investments Co.	33,163	1,905,878
Stifel Financial Corp.	28,468	1,436,495
		$ 14,926,704
Chemicals — 2.5%
Ashland Global Holdings, Inc.	15,068	$ 1,193,386
Avient Corp.	25,282	1,018,359
Cabot Corp.	15,981	717,227
Chemours Co. (The)	45,463	1,127,028
Ingevity Corp.(1)	11,408	863,928
Minerals Technologies, Inc.	9,395	583,617
NewMarket Corp.	2,022	805,342
Olin Corp.	39,266	964,373
RPM International, Inc.	35,911	3,260,001
Scotts Miracle-Gro Co. (The), Class A	11,246	2,239,528
Sensient Technologies Corp.	11,706	863,552
Valvoline, Inc.	51,203	1,184,837
		$ 14,821,178
Commercial Services & Supplies — 2.0%
Brink's Co. (The)	13,662	$ 983,664
Clean Harbors, Inc.(1)	14,047	1,068,977
Healthcare Services Group, Inc.	20,948	588,639
Herman Miller, Inc.	16,692	564,189
HNI Corp.	12,119	417,621
IAA, Inc.(1)	37,163	2,414,852
KAR Auction Services, Inc.	35,722	664,786
MSA Safety, Inc.	10,012	1,495,693
Stericycle, Inc.(1)	25,303	1,754,257
Tetra Tech, Inc.	14,863	1,720,838
		$ 11,673,516
Communications Equipment — 0.9%
Ciena Corp.(1)	42,650	$ 2,254,052
Lumentum Holdings, Inc.(1)	20,866	1,978,097
NetScout Systems, Inc.(1)	20,512	562,439
ViaSat, Inc.(1)(2)	18,155	592,761
		$ 5,387,349
Construction & Engineering — 1.2%
AECOM (1)	41,667	$ 2,074,183
Dycom Industries, Inc.(1)	8,902	672,279
EMCOR Group, Inc.	15,182	1,388,546
Security	Shares	Value
Construction & Engineering (continued)
Fluor Corp.	35,319	$ 564,044
MasTec, Inc.(1)	15,515	1,057,813
Valmont Industries, Inc.	5,874	1,027,539
		$ 6,784,404
Construction Materials — 0.2%
Eagle Materials, Inc.	11,557	$ 1,171,302
		$ 1,171,302
Consumer Finance — 0.8%
FirstCash, Inc.	11,453	$ 802,168
LendingTree, Inc.(1)(2)	3,010	824,108
Navient Corp.	51,483	505,563
PROG Holdings, Inc.	18,671	1,005,807
SLM Corp.	103,706	1,284,917
		$ 4,422,563
Containers & Packaging — 1.0%
AptarGroup, Inc.	17,888	$ 2,448,688
Greif, Inc., Class A	7,422	347,944
O-I Glass, Inc.	43,437	516,900
Silgan Holdings, Inc.	21,700	804,636
Sonoco Products Co.	27,753	1,644,365
		$ 5,762,533
Diversified Consumer Services — 1.1%
Adtalem Global Education, Inc.(1)	14,397	$ 488,778
Graham Holdings Co., Class B	1,117	595,785
Grand Canyon Education, Inc.(1)	12,950	1,205,775
H&R Block, Inc.	50,692	803,975
Service Corp. International	47,742	2,344,132
Strategic Education, Inc.	6,744	642,906
WW International, Inc.(1)	13,130	320,372
		$ 6,401,723
Diversified Financial Services — 0.2%
Jefferies Financial Group, Inc.	57,183	$ 1,406,702
		$ 1,406,702
Electric Utilities — 1.1%
ALLETE, Inc.	14,365	$ 889,768
Hawaiian Electric Industries, Inc.	30,175	1,067,893
IDACORP, Inc.	13,946	1,339,234
OGE Energy Corp.	55,280	1,761,221
PNM Resources, Inc.	22,014	1,068,340
		$ 6,126,456

8
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Electrical Equipment — 2.4%
Acuity Brands, Inc.	10,181	$ 1,232,817
EnerSys	11,767	977,367
Generac Holdings, Inc.(1)	17,368	3,949,657
Hubbell, Inc.	14,989	2,350,125
nVent Electric PLC	47,016	1,095,003
Regal Beloit Corp.	11,219	1,377,805
Sunrun, Inc.(1)	43,128	2,992,221
		$ 13,974,995
Electronic Equipment, Instruments & Components — 3.7%
Arrow Electronics, Inc.(1)	20,879	$ 2,031,527
Avnet, Inc.	27,314	958,995
Belden, Inc.	12,603	528,066
Cognex Corp.	48,264	3,874,875
Coherent, Inc.(1)	6,762	1,014,435
II-VI, Inc.(1)(2)	28,667	2,177,545
Jabil, Inc.	37,199	1,582,074
Littelfuse, Inc.	6,737	1,715,644
National Instruments Corp.	36,273	1,593,836
SYNNEX Corp.	11,396	928,090
Trimble, Inc.(1)	69,142	4,616,611
Vishay Intertechnology, Inc.	37,408	774,720
		$ 21,796,418
Energy Equipment & Services — 0.1%
ChampionX Corp.(1)	52,344	$ 800,863
		$ 800,863
Entertainment — 0.2%
Cinemark Holdings, Inc.(2)	30,133	$ 524,616
World Wrestling Entertainment, Inc., Class A(2)	12,905	620,085
		$ 1,144,701
Equity Real Estate Investment Trusts (REITs) — 8.4%
American Campus Communities, Inc.	38,038	$ 1,626,885
Apartment Income REIT Corp.(1)	41,143	1,580,303
Brixmor Property Group, Inc.	81,940	1,356,107
Camden Property Trust	26,918	2,689,647
CoreSite Realty Corp.	11,820	1,480,810
Corporate Office Properties Trust	31,002	808,532
Cousins Properties, Inc.	41,059	1,375,476
CyrusOne, Inc.	33,087	2,420,314
Douglas Emmett, Inc.	45,561	1,329,470
EastGroup Properties, Inc.	10,933	1,509,410
EPR Properties	21,123	686,498
First Industrial Realty Trust, Inc.	36,013	1,517,228
Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Healthcare Realty Trust, Inc.	37,602	$ 1,113,019
Highwoods Properties, Inc.	28,718	1,138,094
Hudson Pacific Properties, Inc.	42,049	1,010,017
JBG SMITH Properties	30,752	961,615
Kilroy Realty Corp.	28,986	1,663,796
Lamar Advertising Co., Class A	23,887	1,987,876
Life Storage, Inc.	13,431	1,603,527
Macerich Co. (The)(2)	30,983	330,589
Medical Properties Trust, Inc.	148,136	3,227,883
National Retail Properties, Inc.	48,014	1,964,733
Omega Healthcare Investors, Inc.	62,738	2,278,644
Park Hotels & Resorts, Inc.	65,117	1,116,757
Pebblebrook Hotel Trust	36,924	694,171
Physicians Realty Trust	57,550	1,024,390
PotlatchDeltic Corp.	18,482	924,470
PS Business Parks, Inc.	5,546	736,897
Rayonier, Inc.	37,730	1,108,507
Rexford Industrial Realty, Inc.	36,074	1,771,594
Sabra Health Care REIT, Inc.	57,190	993,390
Service Properties Trust	46,482	534,078
Spirit Realty Capital, Inc.	31,576	1,268,408
STORE Capital Corp.	65,317	2,219,472
Urban Edge Properties	31,056	401,865
Weingarten Realty Investors	33,291	721,416
		$ 49,175,888
Food & Staples Retailing — 0.8%
BJ's Wholesale Club Holdings, Inc.(1)	37,941	$ 1,414,440
Casey's General Stores, Inc.	10,208	1,823,353
Grocery Outlet Holding Corp.(1)	23,599	926,261
Sprouts Farmers Market, Inc.(1)	32,598	655,220
		$ 4,819,274
Food Products — 1.8%
Darling Ingredients, Inc.(1)	44,792	$ 2,583,603
Flowers Foods, Inc.	54,388	1,230,801
Hain Celestial Group, Inc. (The)(1)	22,807	915,701
Ingredion, Inc.	18,514	1,456,496
Lancaster Colony Corp.	5,403	992,693
Pilgrim's Pride Corp.(1)	13,817	270,951
Post Holdings, Inc.(1)	16,933	1,710,402
Sanderson Farms, Inc.	5,470	723,134
Tootsie Roll Industries, Inc.(2)	4,911	145,857
TreeHouse Foods, Inc.(1)	15,618	663,609
		$ 10,693,247

9
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Gas Utilities — 1.2%
National Fuel Gas Co.	25,141	$ 1,034,049
New Jersey Resources Corp.	26,569	944,528
ONE Gas, Inc.	14,675	1,126,600
Southwest Gas Holdings, Inc.	15,945	968,659
Spire, Inc.	14,266	913,594
UGI Corp.	57,602	2,013,766
		$ 7,001,196
Health Care Equipment & Supplies — 3.2%
Avanos Medical, Inc.(1)	13,220	$ 606,534
Cantel Medical Corp.	10,391	819,434
Globus Medical, Inc., Class A(1)	21,325	1,390,816
Haemonetics Corp.(1)	14,033	1,666,419
Hill-Rom Holdings, Inc.	18,465	1,809,016
ICU Medical, Inc.(1)	5,393	1,156,745
Integra LifeSciences Holdings Corp.(1)	19,564	1,270,095
LivaNova PLC(1)	13,431	889,266
Masimo Corp.(1)	13,999	3,757,052
Neogen Corp.(1)	14,659	1,162,459
NuVasive, Inc.(1)	14,174	798,421
Penumbra, Inc.(1)	9,333	1,633,275
Quidel Corp.(1)	10,580	1,900,697
		$ 18,860,229
Health Care Providers & Services — 3.0%
Acadia Healthcare Co., Inc.(1)	24,595	$ 1,236,145
Amedisys, Inc.(1)	9,068	2,659,916
Chemed Corp.	4,409	2,348,277
Encompass Health Corp.	27,480	2,272,321
HealthEquity, Inc.(1)	21,243	1,480,850
LHC Group, Inc.(1)	8,731	1,862,497
Molina Healthcare, Inc.(1)	16,389	3,485,612
Patterson Cos., Inc.	24,004	711,239
Tenet Healthcare Corp.(1)	29,162	1,164,439
		$ 17,221,296
Hotels, Restaurants & Leisure — 3.9%
Boyd Gaming Corp.	22,195	$ 952,609
Caesars Entertainment, Inc.(1)	57,563	4,275,204
Choice Hotels International, Inc.	7,970	850,638
Churchill Downs, Inc.	9,814	1,911,669
Cracker Barrel Old Country Store, Inc.	6,556	864,868
Jack in the Box, Inc.	6,420	595,776
Marriott Vacations Worldwide Corp.	11,349	1,557,310
Papa John's International, Inc.	9,290	788,256
Penn National Gaming, Inc.(1)(2)	40,815	3,525,192
Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Scientific Games Corp., Class A(1)	15,819	$ 656,330
Six Flags Entertainment Corp.	21,357	728,274
Texas Roadhouse, Inc.	18,051	1,410,866
Wendy's Co. (The)	49,544	1,086,004
Wingstop, Inc.	8,204	1,087,440
Wyndham Destinations, Inc.	23,730	1,064,528
Wyndham Hotels & Resorts, Inc.	25,749	1,530,521
		$ 22,885,485
Household Durables — 1.4%
Helen of Troy, Ltd.(1)	7,007	$ 1,556,885
KB Home	24,342	815,944
Taylor Morrison Home Corp.(1)	35,913	921,168
Tempur Sealy International, Inc.(1)	53,039	1,432,053
Toll Brothers, Inc.	31,735	1,379,521
TopBuild Corp.(1)	9,127	1,680,098
TRI Pointe Group, Inc.(1)	35,051	604,630
		$ 8,390,299
Household Products — 0.1%
Energizer Holdings, Inc.	16,096	$ 678,929
		$ 678,929
Industrial Conglomerates — 0.4%
Carlisle Cos., Inc.	14,753	$ 2,304,124
		$ 2,304,124
Insurance — 4.3%
Alleghany Corp.	3,955	$ 2,387,594
American Financial Group, Inc.	19,441	1,703,421
Brighthouse Financial, Inc.(1)	24,737	895,603
Brown & Brown, Inc.	65,161	3,089,283
CNO Financial Group, Inc.	38,412	853,899
First American Financial Corp.	30,856	1,593,095
Genworth Financial, Inc., Class A(1)	142,263	537,754
Hanover Insurance Group, Inc. (The)	10,296	1,203,808
Kemper Corp.	16,992	1,305,495
Kinsale Capital Group, Inc.	5,900	1,180,767
Mercury General Corp.	7,667	400,294
Old Republic International Corp.	78,153	1,540,396
Primerica, Inc.	10,862	1,454,748
Reinsurance Group of America, Inc.	18,776	2,176,138
RenaissanceRe Holdings, Ltd.	14,043	2,328,610
RLI Corp.	10,958	1,141,276
Selective Insurance Group, Inc.	16,537	1,107,648
		$ 24,899,829

10
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Interactive Media & Services — 0.2%
TripAdvisor, Inc.(1)	27,205	$ 782,960
Yelp, Inc.(1)	18,925	618,280
		$ 1,401,240
Internet & Direct Marketing Retail — 0.3%
GrubHub, Inc.(1)	25,635	$ 1,903,911
		$ 1,903,911
IT Services — 2.3%
Alliance Data Systems Corp.	13,189	$ 977,305
CACI International, Inc., Class A(1)	6,970	1,737,830
Concentrix Corp.(1)	11,386	1,123,798
KBR, Inc.	39,391	1,218,363
LiveRamp Holdings, Inc.(1)	18,327	1,341,353
MAXIMUS, Inc.	16,984	1,243,059
Perspecta, Inc.	37,813	910,537
Sabre Corp.	88,332	1,061,751
Science Applications International Corp.	16,092	1,522,947
WEX, Inc.(1)	12,196	2,482,252
		$ 13,619,195
Leisure Products — 0.8%
Brunswick Corp.	21,652	$ 1,650,749
Mattel, Inc.(1)(2)	96,189	1,678,498
Polaris, Inc.	16,029	1,527,243
		$ 4,856,490
Life Sciences Tools & Services — 2.4%
Bio-Techne Corp.	10,671	$ 3,388,576
Charles River Laboratories International, Inc.(1)	13,748	3,435,075
Medpace Holdings, Inc.(1)	7,719	1,074,485
PRA Health Sciences, Inc.(1)	17,729	2,223,926
Repligen Corp.(1)	13,910	2,665,573
Syneos Health, Inc.(1)	20,982	1,429,504
		$ 14,217,139
Machinery — 4.8%
AGCO Corp.	16,974	$ 1,749,849
Colfax Corp.(1)	27,828	1,064,143
Crane Co.	13,651	1,060,137
Donaldson Co., Inc.	34,890	1,949,653
Graco, Inc.	46,304	3,350,094
ITT, Inc.	23,879	1,839,161
Kennametal, Inc.	23,015	834,064
Lincoln Electric Holdings, Inc.	16,436	1,910,685
Middleby Corp.(1)	15,370	1,981,500
Security	Shares	Value
Machinery (continued)
Nordson Corp.	14,917	$ 2,997,571
Oshkosh Corp.	18,846	1,622,075
Terex Corp.	19,619	684,507
Timken Co. (The)	18,744	1,450,036
Toro Co. (The)	29,654	2,812,385
Trinity Industries, Inc.(2)	23,348	616,154
Woodward, Inc.	16,139	1,961,373
		$ 27,883,387
Marine — 0.2%
Kirby Corp.(1)	16,593	$ 860,015
		$ 860,015
Media — 1.2%
Cable One, Inc.	1,499	$ 3,339,352
John Wiley & Sons, Inc., Class A	12,060	550,660
New York Times Co. (The), Class A	40,019	2,071,784
TEGNA, Inc.	60,593	845,272
		$ 6,807,068
Metals & Mining — 1.5%
Commercial Metals Co.	33,184	$ 681,599
Compass Minerals International, Inc.	9,577	591,092
Reliance Steel & Aluminum Co.	17,621	2,110,115
Royal Gold, Inc.	18,132	1,928,520
Steel Dynamics, Inc.	55,233	2,036,441
United States Steel Corp.	60,914	1,021,528
Worthington Industries, Inc.	9,919	509,241
		$ 8,878,536
Multiline Retail — 0.7%
Kohl's Corp.	43,571	$ 1,772,904
Nordstrom, Inc.	30,070	938,485
Ollie's Bargain Outlet Holdings, Inc.(1)(2)	15,719	1,285,342
		$ 3,996,731
Multi-Utilities — 0.6%
Black Hills Corp.	17,342	$ 1,065,666
MDU Resources Group, Inc.	55,419	1,459,736
NorthWestern Corp.	13,980	815,174
		$ 3,340,576
Oil, Gas & Consumable Fuels — 1.1%
Antero Midstream Corp.	79,039	$ 609,391
Cimarex Energy Co.	28,180	1,057,032
CNX Resources Corp.(1)	62,054	670,183

11
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
EQT Corp.	76,169	$ 968,108
Equitrans Midstream Corp.	112,352	903,310
Murphy Oil Corp.	39,904	482,839
World Fuel Services Corp.	17,550	546,858
WPX Energy, Inc.(1)	111,642	909,882
		$ 6,147,603
Paper & Forest Products — 0.3%
Domtar Corp.	15,255	$ 482,821
Louisiana-Pacific Corp.	30,214	1,123,054
		$ 1,605,875
Personal Products — 0.3%
Coty, Inc., Class A	80,141	$ 562,590
Edgewell Personal Care Co.(1)	15,309	529,385
Nu Skin Enterprises, Inc., Class A	14,104	770,502
		$ 1,862,477
Pharmaceuticals — 0.7%
Jazz Pharmaceuticals PLC(1)	15,398	$ 2,541,440
Nektar Therapeutics(1)	49,581	842,877
Prestige Consumer Healthcare, Inc.(1)	14,201	495,189
		$ 3,879,506
Professional Services — 1.1%
ASGN, Inc.(1)	14,620	$ 1,221,209
CoreLogic, Inc.	21,496	1,662,071
FTI Consulting, Inc.(1)	9,856	1,101,112
Insperity, Inc.	9,858	802,638
ManpowerGroup, Inc.	15,901	1,433,952
		$ 6,220,982
Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc.	14,179	$ 2,103,738
		$ 2,103,738
Road & Rail — 0.9%
Avis Budget Group, Inc.(1)	14,595	$ 544,394
Knight-Swift Transportation Holdings, Inc.	34,734	1,452,576
Landstar System, Inc.	10,608	1,428,473
Ryder System, Inc.	14,894	919,853
Werner Enterprises, Inc.	16,041	629,128
		$ 4,974,424
Semiconductors & Semiconductor Equipment — 5.5%
Cirrus Logic, Inc.(1)	16,020	$ 1,316,844
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
CMC Materials, Inc.	8,038	$ 1,216,149
Cree, Inc.(1)	30,495	3,229,420
Enphase Energy, Inc.(1)	34,915	6,126,535
First Solar, Inc.(1)	23,431	2,317,795
MKS Instruments, Inc.	15,238	2,292,557
Monolithic Power Systems, Inc.	11,716	4,290,751
Semtech Corp.(1)	17,965	1,295,097
Silicon Laboratories, Inc.(1)	12,113	1,542,469
SolarEdge Technologies, Inc.(1)	14,189	4,527,994
Synaptics, Inc.(1)	9,540	919,656
Universal Display Corp.	11,847	2,722,441
		$ 31,797,708
Software — 4.2%
ACI Worldwide, Inc.(1)	32,270	$ 1,240,136
Blackbaud, Inc.	13,699	788,515
CDK Global, Inc.	33,633	1,743,198
Ceridian HCM Holding, Inc.(1)	35,947	3,830,512
Commvault Systems, Inc.(1)	13,134	727,230
Fair Isaac Corp.(1)	8,042	4,109,784
InterDigital, Inc.	8,514	516,630
j2 Global, Inc.(1)	11,844	1,157,040
Manhattan Associates, Inc.(1)	17,557	1,846,645
Paylocity Holding Corp.(1)	10,345	2,130,139
PTC, Inc.(1)	29,018	3,470,843
Qualys, Inc.(1)	9,274	1,130,222
SailPoint Technologies Holdings, Inc.(1)	25,126	1,337,708
Teradata Corp.(1)(2)	30,208	678,774
		$ 24,707,376
Specialty Retail — 2.5%
American Eagle Outfitters, Inc.	42,168	$ 846,312
AutoNation, Inc.(1)	16,270	1,135,483
Dick's Sporting Goods, Inc.	18,443	1,036,681
Five Below, Inc.(1)	15,442	2,702,041
Foot Locker, Inc.	28,851	1,166,734
Lithia Motors, Inc., Class A	7,250	2,121,858
Murphy USA, Inc.	7,343	960,978
RH (1)(2)	4,315	1,931,049
Urban Outfitters, Inc.(1)	19,401	496,666
Williams-Sonoma, Inc.	21,167	2,155,647
		$ 14,553,449
Technology Hardware, Storage & Peripherals — 0.2%
NCR Corp.(1)	35,625	$ 1,338,431
		$ 1,338,431

12
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 0.9%
Carter's, Inc.	12,063	$ 1,134,767
Columbia Sportswear Co.	8,424	736,089
Deckers Outdoor Corp.(1)	7,762	2,225,986
Skechers USA, Inc., Class A(1)	37,472	1,346,744
		$ 5,443,586
Thrifts & Mortgage Finance — 0.8%
Essent Group, Ltd.	31,071	$ 1,342,267
MGIC Investment Corp.	93,573	1,174,341
New York Community Bancorp, Inc.	128,211	1,352,626
Washington Federal, Inc.	20,954	539,356
		$ 4,408,590
Trading Companies & Distributors — 0.8%
GATX Corp.	9,673	$ 804,600
MSC Industrial Direct Co., Inc., Class A	12,648	1,067,365
Univar Solutions, Inc.(1)	46,735	888,432
Watsco, Inc.	9,071	2,055,035
		$ 4,815,432
Water Utilities — 0.5%
Essential Utilities, Inc.	61,686	$ 2,917,131
		$ 2,917,131
Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	28,199	$ 523,654
		$ 523,654
Total Common Stocks (identified cost $404,494,271)		$569,106,538

Exchange-Traded Funds — 1.0%

Security	Shares	Value
SPDR S&P MidCap 400 ETF Trust(2)	14,000	$ 5,878,880
Total Exchange-Traded Funds (identified cost $5,556,489)		$ 5,878,880

Short-Term Investments — 2.6%
Other — 1.5%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(4)	8,615,768	$ 8,616,630
Total Other (identified cost $8,616,630)		$ 8,616,630
Securities Lending Collateral — 0.8%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(5)	4,791,476	$ 4,791,476
Total Securities Lending Collateral (identified cost $4,791,476)		$ 4,791,476
U.S. Treasury Obligations — 0.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 4/22/21(6)	$2,000	$ 1,999,580
Total U.S. Treasury Obligations (identified cost $1,999,198)		$ 1,999,580
Total Short-Term Investments (identified cost $15,407,304)		$ 15,407,686
Total Investments — 101.1% (identified cost $425,458,064)		$590,393,104
Other Assets, Less Liabilities — (1.1)%		$ (6,374,951)
Net Assets — 100.0%		$584,018,153

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $22,335,781.
(3)	Represents an investment in an affiliate effective December 31, 2016 due to the issuer's affiliation with the Fund's investment adviser.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.
(5)	Represents investment of cash collateral received in connection with securities lending.
(6)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

13
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P MidCap 400 Index	44	Long	3/19/21	$10,135,400	$ 155,180
					$155,180
14
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $415,785,503) - including $22,335,781 of securities on loan	$ 579,632,535
Investments in securities of affiliated issuers, at value (identified cost $9,672,561)	10,760,569
Receivable for variation margin on open futures contracts	23,675
Cash	95,370
Receivable for capital shares sold	71,092
Dividends receivable	548,682
Dividends receivable - affiliated	474
Securities lending income receivable	4,816
Receivable from affiliate	51,754
Directors' deferred compensation plan	109,404
Total assets	$591,298,371
Liabilities
Payable for investments purchased	$ 996,008
Payable for capital shares redeemed	923,288
Deposits for securities loaned	4,791,476
Payable to affiliates:
Investment advisory fee	97,641
Administrative fee	58,585
Distribution and service fees	54,134
Sub-transfer agency fee	176
Directors' deferred compensation plan	109,404
Accrued expenses	249,506
Total liabilities	$ 7,280,218
Net Assets	$584,018,153
Sources of Net Assets
Paid-in capital	$ 394,589,069
Distributable earnings	189,429,084
Total	$584,018,153
Class I Shares
Net Assets	$ 259,042,098
Shares Outstanding	2,148,516
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 120.57
Class F Shares
Net Assets	$ 324,976,055
Shares Outstanding	2,685,440
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 121.01
15
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $470)	$ 8,151,870
Dividend income - affiliated issuers	189,877
Interest income	18,239
Securities lending income, net	56,615
Total investment income	$ 8,416,601
Expenses
Investment advisory fee	$ 971,946
Administrative fee	583,166
Distribution and service fees:
Class F	537,170
Directors' fees and expenses	24,787
Custodian fees	8,943
Transfer agency fees and expenses	279,421
Accounting fees	107,048
Professional fees	35,696
Reports to shareholders	77,433
Miscellaneous	81,548
Total expenses	$ 2,707,158
Waiver and/or reimbursement of expenses by affiliate	(565,648)
Net expenses	$ 2,141,510
Net investment income	$ 6,275,091
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 14,747,475
Investment securities - affiliated issuers	17,994
Futures contracts	2,861,070
Net realized gain	$17,626,539
Change in unrealized appreciation (depreciation):
Investment securities	$ 47,529,573
Investment securities - affiliated issuers	667,799
Futures contracts	99,955
Net change in unrealized appreciation (depreciation)	$48,297,327
Net realized and unrealized gain	$65,923,866
Net increase in net assets from operations	$72,198,957
16
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 6,275,091	$ 6,856,981
Net realized gain	17,626,539	17,124,199
Net change in unrealized appreciation (depreciation)	48,297,327	88,771,421
Net increase in net assets from operations	$ 72,198,957	$112,752,601
Distributions to shareholders:
Class I	$ (10,841,521)	$ (18,345,023)
Class F	(13,178,857)	(22,802,015)
Total distributions to shareholders	$ (24,020,378)	$ (41,147,038)
Capital share transactions:
Class I	$ 1,479,371	$ (868,512)
Class F	3,313,858	11,902,788
Net increase in net assets from capital share transactions	$ 4,793,229	$ 11,034,276
Net increase in net assets	$ 52,971,808	$ 82,639,839
Net Assets
At beginning of year	$ 531,046,345	$ 448,406,506
At end of year	$584,018,153	$531,046,345
17
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Financial Highlights

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 111.74	$ 97.01	$ 117.50	$ 106.11	$ 91.52
Income (Loss) From Operations
Net investment income(1)	$ 1.42	$ 1.63	$ 1.58	$ 1.44	$ 1.12
Net realized and unrealized gain (loss)	12.48	22.45	(13.43)	15.18	17.43
Total income (loss) from operations	$ 13.90	$ 24.08	$ (11.85)	$ 16.62	$ 18.55
Less Distributions
From net investment income	$ (1.29)	$ (1.34)	$ (1.40)	$ (0.81)	$ (0.44)
From net realized gain	(3.78)	(8.01)	(7.24)	(4.42)	(3.52)
Total distributions	$ (5.07)	$ (9.35)	$ (8.64)	$ (5.23)	$ (3.96)
Net asset value — End of year	$ 120.57	$ 111.74	$ 97.01	$ 117.50	$ 106.11
Total Return(2)	13.31%	25.82%	(11.33)%	15.88%	20.27%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$259,042	$233,933	$202,330	$256,043	$246,310
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.45%	0.43%	0.44%	0.43%	0.54%
Net expenses	0.33%	0.32%	0.30%	0.30%	0.41%
Net investment income	1.40%	1.48%	1.35%	1.29%	1.15%
Portfolio Turnover	20%	15%	14%	16%	20%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
18
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 112.35	$ 97.71	$ 118.58	$ 107.30	$ 92.83
Income (Loss) From Operations
Net investment income(1)	$ 1.22	$ 1.40	$ 1.31	$ 1.18	$ 1.14
Net realized and unrealized gain (loss)	12.51	22.59	(13.54)	15.33	17.40
Total income (loss) from operations	$ 13.73	$ 23.99	$ (12.23)	$ 16.51	$ 18.54
Less Distributions
From net investment income	$ (1.29)	$ (1.34)	$ (1.40)	$ (0.81)	$ (0.55)
From net realized gain	(3.78)	(8.01)	(7.24)	(4.42)	(3.52)
Total distributions	$ (5.07)	$ (9.35)	$ (8.64)	$ (5.23)	$ (4.07)
Net asset value — End of year	$ 121.01	$ 112.35	$ 97.71	$ 118.58	$ 107.30
Total Return(2)	13.10%	25.55%	(11.57)%	15.63%	19.96%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$324,976	$297,113	$246,076	$294,786	$261,005
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.65%	0.63%	0.64%	0.64%	0.79%
Net expenses	0.53%	0.54%	0.55%	0.55%	0.66%
Net investment income	1.20%	1.26%	1.11%	1.05%	1.10%
Portfolio Turnover	20%	15%	14%	16%	20%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
19
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP S&P MidCap 400 Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S& P MidCap 400® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public
20

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 569,106,538(1)	$ —	$ —	$ 569,106,538
Exchange-Traded Funds	5,878,880	—	—	5,878,880
Short-Term Investments:
Other	—	8,616,630	—	8,616,630
Securities Lending Collateral	4,791,476	—	—	4,791,476
U.S. Treasury Obligations	—	1,999,580	—	1,999,580
Total Investments	$579,776,894	$10,616,210	$ —	$590,393,104
Futures Contracts	$ 155,180	$ —	$ —	$ 155,180
Total	$579,932,074	$10,616,210	$ —	$590,548,284

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are
21

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.20% of the Fund’s average daily net assets. For the year ended December 31, 2020, the investment advisory fee amounted to $971,946. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.33% for Class I and 0.53% for Class F of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2021. For the year ended December 31, 2020, CRM waived or reimbursed expenses of $565,648.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $583,166.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2020 amounted to $537,170 for Class F shares.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $585 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation
22

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $629, which is included in miscellaneous expense on the Statement of Operations.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $278,024, of which $93,933 were incurred to AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2020 are amounts payable to AIP under the Servicing Plan of $8,319.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $95,592,384 and $104,296,701, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$ 6,104,804	$ 8,005,851
Long-term capital gains	$17,915,574	$33,141,187
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 11,315,906
Undistributed long-term capital gains	$ 12,685,971
Net unrealized appreciation	$165,427,207
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$424,965,897
Gross unrealized appreciation	$ 192,755,243
Gross unrealized depreciation	(27,328,036)
Net unrealized appreciation	$165,427,207
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2020 is included in the Schedule of Investments. During the year ended December 31, 2020, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
23

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

At December 31, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$155,180 (1)	$—

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2020 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 2,861,070	$ 99,955
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2020 was approximately $7,629,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2020, the total value of securities on loan was $22,335,781 and the total value of collateral received was $23,039,557, comprised of cash of $4,791,476 and U.S. government and/or agencies securities of $18,248,081.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 1,063,168	$ —	$ —	$ —	$ 1,063,168
Exchange-Traded Funds	3,728,308	—	—	—	3,728,308
Total	$4,791,476	$ —	$ —	$ —	$4,791,476
The carrying amount of the liability for deposits for securities loaned at December 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2020.
24

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2020.
9  Affiliated Companies and Funds
An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At December 31, 2020, the value of the Fund's investment in affiliated companies and funds was $10,760,569, which represents 1.8% of the Fund's net assets. Transactions in affiliated companies and funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/Units, end of period
Common Stocks
Eaton Vance Corp.	$1,491,839	$ 40,522	$ (74,260)	$ 18,039	$ 667,799	$ 2,143,939	$ 185,817	$ 31,561
Short-Term Investments
Calvert Cash Reserves Fund, LLC	—	45,468,588	(36,851,913)	(45)	—	8,616,630	4,060	8,615,768
Totals				$17,994	$667,799	$10,760,569	$189,877
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	355,592	$ 32,312,348	87,377	$ 9,530,108
Reinvestment of distributions	107,406	10,841,521	181,418	18,345,023
Shares redeemed	(408,073)	(41,674,498)	(260,862)	(28,743,643)
Net increase (decrease)	54,925	$ 1,479,371	7,933	$ (868,512)
Class F
Shares sold	147,926	$ 14,400,066	93,788	$ 10,401,238
Reinvestment of distributions	130,020	13,178,857	224,165	22,802,015
Shares redeemed	(236,985)	(24,265,065)	(192,009)	(21,300,465)
Net increase	40,961	$ 3,313,858	125,944	$ 11,902,788
At December 31, 2020, separate accounts of an insurance company that is an affiliate of AIP and a separate account of another insurance company owned 21.4% and 50.8%, respectively, of the value of the outstanding shares of the Fund.
25

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.
26

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP S&P Mid Cap 400 Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021
27

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 95.48% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $12,686,139 or, if subsequently determined to be different, the net capital gain of such year.
28

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP S&P MidCap 400 Index Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP S&P MidCap 400 Index Portfolio	Calvert Research and Management	Ameritas Investment Partners, Inc.
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. (“EVC”) and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.
29

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the
30

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
31

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
32

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
33

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
34

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24223     12.31.20

Calvert
VP S&P 500® Index Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP S&P 500® Index Portfolio

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.
As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.
These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.
In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.
In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.
For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.
Investment Strategy
As an index fund, Calvert VP S&P 500® Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the S& P 500® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2020, the Fund returned 18.11% at net asset value (NAV). By comparison, the Index returned 18.40% for the same period. The Index is unmanaged and returns do not reflect any fees and operating expenses.
Large-cap stocks outperformed mid-cap and small-cap stocks during the period and growth stocks significantly outperformed value stocks across all capitalizations. A majority of sectors had positive, double-digit returns in the Index. Information technology (IT), consumer discretionary, and communication services were the strongest performing sectors. Energy was by far the weakest performer during the period, recording returns of -33.68%.
The IT and health care sectors had the largest weights in the Index. Materials, real estate, utilities, and energy had the smallest weights in the Index.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Performance

Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	12/29/1995	12/29/1995	18.11%	14.85%	13.48%

S&P 500® Index	—	—	18.40%	15.20%	13.87%

% Total Annual Operating Expense Ratios[3]
Gross	0.38%
Net	0.28
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Apple, Inc.	6.5%
Microsoft Corp.	5.1
Amazon.com, Inc.	4.2
Facebook, Inc., Class A	2.0
Tesla, Inc.	1.6
Alphabet, Inc., Class A	1.6
Alphabet, Inc., Class C	1.6
Berkshire Hathaway, Inc., Class B	1.4
Johnson & Johnson	1.3
JPMorgan Chase & Co.	1.2
Total	26.5%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
	$1,000.00	$1,220.50	$1.56 **	0.28%
Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,023.73	$1.42 **	0.28%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Schedule of Investments

Common Stocks — 96.6%

Security	Shares	Value
Aerospace & Defense — 1.5%
Boeing Co. (The)	7,721	$ 1,652,757
General Dynamics Corp.	3,382	503,309
Howmet Aerospace, Inc.	6,020	171,811
Huntington Ingalls Industries, Inc.	647	110,301
L3Harris Technologies, Inc.	3,057	577,834
Lockheed Martin Corp.	3,582	1,271,538
Northrop Grumman Corp.	2,256	687,448
Raytheon Technologies Corp.	22,097	1,580,157
Teledyne Technologies, Inc.(1)	537	210,493
Textron, Inc.	3,497	169,010
TransDigm Group, Inc.(1)	813	503,125
		$ 7,437,783
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	2,120	$ 199,004
Expeditors International of Washington, Inc.	2,596	246,906
FedEx Corp.	3,515	912,564
United Parcel Service, Inc., Class B	10,406	1,752,371
		$ 3,110,845
Airlines — 0.3%
Alaska Air Group, Inc.	2,098	$ 109,096
American Airlines Group, Inc.(2)	8,011	126,333
Delta Air Lines, Inc.	9,279	373,108
Southwest Airlines Co.	8,588	400,287
United Airlines Holdings, Inc.(1)	4,451	192,506
		$ 1,201,330
Auto Components — 0.1%
Aptiv PLC	3,929	$ 511,910
BorgWarner, Inc.	3,869	149,498
		$ 661,408
Automobiles — 1.9%
Ford Motor Co.	56,854	$ 499,747
General Motors Co.	18,326	763,094
Tesla, Inc.(1)	11,085	7,822,352
		$ 9,085,193
Banks — 3.7%
Bank of America Corp.	110,762	$ 3,357,196
Citigroup, Inc.	30,292	1,867,805
Citizens Financial Group, Inc.	6,528	233,441
Comerica, Inc.	2,132	119,093
Security	Shares	Value
Banks (continued)
Fifth Third Bancorp	10,894	$ 300,348
First Republic Bank	2,531	371,880
Huntington Bancshares, Inc.	15,601	197,041
JPMorgan Chase & Co.	44,350	5,635,554
KeyCorp	14,207	233,137
M&T Bank Corp.	1,967	250,399
People's United Financial, Inc.	6,514	84,226
PNC Financial Services Group, Inc. (The)	6,165	918,585
Regions Financial Corp.	14,686	236,738
SVB Financial Group(1)	792	307,161
Truist Financial Corp.	19,615	940,147
U.S. Bancorp	19,945	929,238
Wells Fargo & Co.	60,155	1,815,478
Zions Bancorp NA	2,515	109,252
		$ 17,906,719
Beverages — 1.6%
Brown-Forman Corp., Class B	2,656	$ 210,966
Coca-Cola Co. (The)	56,583	3,103,012
Constellation Brands, Inc., Class A	2,466	540,177
Molson Coors Beverage Co., Class B	2,907	131,367
Monster Beverage Corp.(1)	5,377	497,265
PepsiCo, Inc.	20,222	2,998,923
		$ 7,481,710
Biotechnology — 1.8%
AbbVie, Inc.	25,842	$ 2,768,970
Alexion Pharmaceuticals, Inc.(1)	3,184	497,468
Amgen, Inc.	8,470	1,947,422
Biogen, Inc.(1)	2,239	548,242
Gilead Sciences, Inc.	18,238	1,062,546
Incyte Corp.(1)	2,708	235,542
Regeneron Pharmaceuticals, Inc.(1)	1,526	737,226
Vertex Pharmaceuticals, Inc.(1)	3,783	894,074
		$ 8,691,490
Building Products — 0.4%
A.O. Smith Corp.	2,122	$ 116,328
Allegion PLC	1,414	164,561
Carrier Global Corp.	11,853	447,095
Fortune Brands Home & Security, Inc.	2,113	181,127
Johnson Controls International PLC	10,533	490,733
Masco Corp.	4,011	220,324
Trane Technologies PLC	3,494	507,189
		$ 2,127,357

7
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Capital Markets — 2.7%
Ameriprise Financial, Inc.	1,717	$ 333,665
Bank of New York Mellon Corp. (The)	11,861	503,381
BlackRock, Inc.	2,064	1,489,259
Cboe Global Markets, Inc.	1,668	155,324
Charles Schwab Corp. (The)	21,703	1,151,127
CME Group, Inc.	5,223	950,847
Franklin Resources, Inc.	4,468	111,655
Goldman Sachs Group, Inc. (The)	5,006	1,320,132
Intercontinental Exchange, Inc.	8,166	941,458
Invesco, Ltd.	6,136	106,950
MarketAxess Holdings, Inc.	552	314,949
Moody's Corp.	2,350	682,064
Morgan Stanley	20,795	1,425,081
MSCI, Inc.	1,206	538,515
Nasdaq, Inc.	1,763	234,021
Northern Trust Corp.	3,028	282,028
Raymond James Financial, Inc.	1,867	178,616
S&P Global, Inc.	3,501	1,150,884
State Street Corp.	5,133	373,580
T. Rowe Price Group, Inc.	3,295	498,830
		$ 12,742,366
Chemicals — 1.8%
Air Products & Chemicals, Inc.	3,216	$ 878,675
Albemarle Corp.	1,661	245,031
Celanese Corp.	1,814	235,711
CF Industries Holdings, Inc.	3,365	130,259
Corteva, Inc.	10,840	419,725
Dow, Inc.	10,792	598,956
DuPont de Nemours, Inc.	10,677	759,241
Eastman Chemical Co.	2,070	207,580
Ecolab, Inc.	3,613	781,709
FMC Corp.	2,019	232,044
International Flavors & Fragrances, Inc.(2)	1,640	178,498
Linde PLC	7,636	2,012,162
LyondellBasell Industries NV, Class A	3,741	342,900
Mosaic Co. (The)	5,276	121,401
PPG Industries, Inc.	3,437	495,684
Sherwin-Williams Co. (The)	1,189	873,808
		$ 8,513,384
Commercial Services & Supplies — 0.4%
Cintas Corp.	1,279	$ 452,075
Copart, Inc.(1)	3,023	384,677
Republic Services, Inc.	3,215	309,605
Rollins, Inc.	3,334	130,259
Security	Shares	Value
Commercial Services & Supplies (continued)
Waste Management, Inc.	5,657	$ 667,130
		$ 1,943,746
Communications Equipment — 0.8%
Arista Networks, Inc.(1)	793	$ 230,422
Cisco Systems, Inc.	61,849	2,767,743
F5 Networks, Inc.(1)	973	171,190
Juniper Networks, Inc.	5,297	119,235
Motorola Solutions, Inc.	2,466	419,368
		$ 3,707,958
Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	1,997	$ 217,593
Quanta Services, Inc.	2,163	155,779
		$ 373,372
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	906	$ 257,277
Vulcan Materials Co.	1,928	285,941
		$ 543,218
Consumer Finance — 0.5%
American Express Co.	9,489	$ 1,147,315
Capital One Financial Corp.	6,655	657,847
Discover Financial Services	4,459	403,673
Synchrony Financial	8,304	288,232
		$ 2,497,067
Containers & Packaging — 0.4%
Amcor PLC	22,821	$ 268,603
Avery Dennison Corp.	1,280	198,541
Ball Corp.	4,759	443,443
International Paper Co.	6,012	298,917
Packaging Corp. of America	1,479	203,969
Sealed Air Corp.	2,451	112,231
WestRock Co.	3,971	172,858
		$ 1,698,562
Distributors — 0.1%
Genuine Parts Co.	2,207	$ 221,649
LKQ Corp.(1)	4,282	150,898
Pool Corp.	625	232,812
		$ 605,359

8
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(1)	28,435	$ 6,593,223
		$ 6,593,223
Diversified Telecommunication Services — 1.4%
AT&T, Inc.	104,220	$ 2,997,367
CenturyLink, Inc.	14,367	140,078
Verizon Communications, Inc.	60,538	3,556,608
		$ 6,694,053
Electric Utilities — 1.7%
Alliant Energy Corp.	3,804	$ 196,020
American Electric Power Co., Inc.	7,222	601,376
Duke Energy Corp.	10,708	980,424
Edison International	5,507	345,950
Entergy Corp.	3,062	305,710
Evergy, Inc.	3,537	196,339
Eversource Energy	4,988	431,512
Exelon Corp.	14,194	599,271
FirstEnergy Corp.	8,292	253,818
NextEra Energy, Inc.	28,504	2,199,084
NRG Energy, Inc.	3,807	142,953
Pinnacle West Capital Corp.	1,764	141,032
PPL Corp.	11,186	315,445
Southern Co. (The)	15,368	944,056
Xcel Energy, Inc.	7,645	509,692
		$ 8,162,682
Electrical Equipment — 0.5%
AMETEK, Inc.	3,347	$ 404,786
Eaton Corp. PLC	5,799	696,692
Emerson Electric Co.	8,701	699,299
Rockwell Automation, Inc.	1,690	423,869
		$ 2,224,646
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	4,353	$ 569,242
CDW Corp.	2,188	288,356
Corning, Inc.	11,116	400,176
FLIR Systems, Inc.	2,189	95,944
IPG Photonics Corp.(1)	547	122,413
Keysight Technologies, Inc.(1)	2,696	356,115
TE Connectivity, Ltd.	4,812	582,589
Vontier Corp.(1)	2,062	68,871
Zebra Technologies Corp., Class A(1)	776	298,240
		$ 2,781,946
Security	Shares	Value
Energy Equipment & Services — 0.2%
Baker Hughes Co.	10,065	$ 209,855
Halliburton Co.	12,862	243,092
NOV, Inc.	6,752	92,705
Schlumberger NV	20,253	442,123
TechnipFMC PLC	7,315	68,761
		$ 1,056,536
Entertainment — 2.2%
Activision Blizzard, Inc.	11,245	$ 1,044,098
Electronic Arts, Inc.	4,221	606,136
Live Nation Entertainment, Inc.(1)	2,180	160,186
Netflix, Inc.(1)	6,463	3,494,738
Take-Two Interactive Software, Inc.(1)	1,749	363,425
Walt Disney Co. (The)(1)	26,452	4,792,573
		$ 10,461,156
Equity Real Estate Investment Trusts (REITs) — 2.3%
Alexandria Real Estate Equities, Inc.	1,794	$ 319,727
American Tower Corp.	6,463	1,450,685
AvalonBay Communities, Inc.	2,031	325,833
Boston Properties, Inc.	2,172	205,319
Crown Castle International Corp.	6,275	998,917
Digital Realty Trust, Inc.	4,185	583,849
Duke Realty Corp.	5,412	216,318
Equinix, Inc.	1,296	925,577
Equity Residential	5,238	310,509
Essex Property Trust, Inc.	1,000	237,420
Extra Space Storage, Inc.	1,880	217,817
Federal Realty Investment Trust	1,146	97,548
Healthpeak Properties, Inc.	8,291	250,637
Host Hotels & Resorts, Inc.	11,149	163,110
Iron Mountain, Inc.(2)	4,419	130,272
Kimco Realty Corp.	7,168	107,592
Mid-America Apartment Communities, Inc.	1,664	210,812
Prologis, Inc.	10,755	1,071,843
Public Storage	2,213	511,048
Realty Income Corp.	5,107	317,502
Regency Centers Corp.	2,413	110,009
SBA Communications Corp.	1,617	456,204
Simon Property Group, Inc.	4,771	406,871
SL Green Realty Corp.	1,123	66,908
UDR, Inc.	4,285	164,673
Ventas, Inc.	5,706	279,822
Vornado Realty Trust	2,404	89,765
Welltower, Inc.	6,072	392,373

9
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.	10,860	$ 364,136
		$ 10,983,096
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	6,420	$ 2,418,928
Kroger Co. (The)	11,266	357,808
Sysco Corp.	7,411	550,341
Walgreens Boots Alliance, Inc.	10,457	417,025
Walmart, Inc.	20,296	2,925,668
		$ 6,669,770
Food Products — 1.0%
Archer-Daniels-Midland Co.	8,095	$ 408,069
Campbell Soup Co.	2,841	137,362
Conagra Brands, Inc.	7,471	270,899
General Mills, Inc.	8,894	522,967
Hershey Co. (The)	2,147	327,053
Hormel Foods Corp.(2)	4,400	205,084
JM Smucker Co. (The)	1,749	202,184
Kellogg Co.	3,940	245,186
Kraft Heinz Co. (The)	9,856	341,609
Lamb Weston Holdings, Inc.	2,129	167,637
McCormick & Co., Inc.	3,618	345,881
Mondelez International, Inc., Class A	20,808	1,216,644
Tyson Foods, Inc., Class A	4,501	290,044
		$ 4,680,619
Gas Utilities — 0.0%(3)
Atmos Energy Corp.	1,947	$ 185,802
		$ 185,802
Health Care Equipment & Supplies — 3.7%
Abbott Laboratories	25,942	$ 2,840,390
ABIOMED, Inc.(1)	657	212,999
Align Technology, Inc.(1)	1,044	557,893
Baxter International, Inc.	7,432	596,344
Becton, Dickinson and Co.	4,220	1,055,928
Boston Scientific Corp.(1)	20,834	748,982
Cooper Cos., Inc. (The)	751	272,853
Danaher Corp.	9,199	2,043,466
DENTSPLY SIRONA, Inc.	3,351	175,458
DexCom, Inc.(1)	1,397	516,499
Edwards Lifesciences Corp.(1)	9,068	827,274
Hologic, Inc.(1)	3,739	272,311
IDEXX Laboratories, Inc.(1)	1,241	620,339
Intuitive Surgical, Inc.(1)	1,710	1,398,951
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic PLC	19,584	$ 2,294,070
ResMed, Inc.	2,108	448,077
STERIS PLC	1,301	246,592
Stryker Corp.	4,757	1,165,655
Teleflex, Inc.	678	279,044
Varian Medical Systems, Inc.(1)	1,418	248,164
West Pharmaceutical Services, Inc.	1,129	319,857
Zimmer Biomet Holdings, Inc.	3,016	464,735
		$ 17,605,881
Health Care Providers & Services — 2.5%
AmerisourceBergen Corp., Class A	2,248	$ 219,765
Anthem, Inc.	3,619	1,162,025
Cardinal Health, Inc.	4,269	228,648
Centene Corp.(1)	8,436	506,413
Cigna Corp.	5,256	1,094,194
CVS Health Corp.	19,044	1,300,705
DaVita, Inc.(1)	1,160	136,184
HCA Healthcare, Inc.	3,840	631,526
Henry Schein, Inc.(1)	2,184	146,022
Humana, Inc.	1,926	790,180
Laboratory Corp. of America Holdings(1)	1,417	288,430
McKesson Corp.	2,336	406,277
Quest Diagnostics, Inc.	2,060	245,490
UnitedHealth Group, Inc.	13,870	4,863,932
Universal Health Services, Inc., Class B	1,192	163,900
		$ 12,183,691
Health Care Technology — 0.1%
Cerner Corp.	4,461	$ 350,099
		$ 350,099
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	10,821	$ 234,383
Chipotle Mexican Grill, Inc.(1)	407	564,391
Darden Restaurants, Inc.	1,894	225,613
Domino's Pizza, Inc.	573	219,723
Hilton Worldwide Holdings, Inc.	4,037	449,157
Las Vegas Sands Corp.	5,037	300,205
Marriott International, Inc., Class A	3,869	510,398
McDonald's Corp.	10,841	2,326,262
MGM Resorts International	6,262	197,316
Norwegian Cruise Line Holdings, Ltd.(1)	4,260	108,332
Royal Caribbean Cruises, Ltd.	2,805	209,505
Starbucks Corp.	17,077	1,826,897
Wynn Resorts, Ltd.	1,413	159,429

10
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.	4,389	$ 476,470
		$ 7,808,081
Household Durables — 0.4%
D.R. Horton, Inc.	4,825	$ 332,539
Garmin, Ltd.	2,264	270,910
Leggett & Platt, Inc.	2,147	95,112
Lennar Corp., Class A	4,003	305,149
Mohawk Industries, Inc.(1)	915	128,969
Newell Brands, Inc.	5,791	122,943
NVR, Inc.(1)	54	220,313
PulteGroup, Inc.	3,932	169,548
Whirlpool Corp.	970	175,075
		$ 1,820,558
Household Products — 1.6%
Church & Dwight Co., Inc.	3,615	$ 315,336
Clorox Co. (The)	1,834	370,321
Colgate-Palmolive Co.	12,471	1,066,395
Kimberly-Clark Corp.	4,949	667,274
Procter & Gamble Co. (The)	36,282	5,048,278
		$ 7,467,604
Independent Power and Renewable Electricity Producers — 0.0%(3)
AES Corp. (The)	9,677	$ 227,410
		$ 227,410
Industrial Conglomerates — 1.2%
3M Co.	8,393	$ 1,467,013
General Electric Co.	127,453	1,376,493
Honeywell International, Inc.	10,209	2,171,454
Roper Technologies, Inc.	1,526	657,843
		$ 5,672,803
Insurance — 1.8%
Aflac, Inc.	9,505	$ 422,687
Allstate Corp. (The)	4,424	486,330
American International Group, Inc.	12,535	474,575
Aon PLC, Class A	3,326	702,684
Arthur J. Gallagher & Co.	2,798	346,141
Assurant, Inc.	863	117,558
Chubb, Ltd.	6,567	1,010,793
Cincinnati Financial Corp.	2,294	200,427
Everest Re Group, Ltd.	624	146,072
Globe Life, Inc.	1,401	133,039
Hartford Financial Services Group, Inc. (The)	5,214	255,382
Security	Shares	Value
Insurance (continued)
Lincoln National Corp.	2,811	$ 141,421
Loews Corp.	3,656	164,593
Marsh & McLennan Cos., Inc.	7,379	863,343
MetLife, Inc.	11,130	522,553
Principal Financial Group, Inc.	3,915	194,223
Progressive Corp. (The)	8,520	842,458
Prudential Financial, Inc.	5,762	449,839
Travelers Cos., Inc. (The)	3,686	517,404
Unum Group	3,122	71,619
Willis Towers Watson PLC	1,876	395,236
WR Berkley Corp.	2,151	142,869
		$ 8,601,246
Interactive Media & Services — 5.3%
Alphabet, Inc., Class A(1)	4,394	$ 7,701,100
Alphabet, Inc., Class C(1)	4,243	7,433,227
Facebook, Inc., Class A(1)	35,192	9,613,047
Twitter, Inc.(1)	11,572	626,624
		$ 25,373,998
Internet & Direct Marketing Retail — 4.7%
Amazon.com, Inc.(1)	6,246	$ 20,342,785
Booking Holdings, Inc.(1)	596	1,327,453
eBay, Inc.	9,528	478,782
Etsy, Inc.(1)	1,825	324,686
Expedia Group, Inc.	2,081	275,524
		$ 22,749,230
IT Services — 5.3%
Accenture PLC, Class A	9,218	$ 2,407,834
Akamai Technologies, Inc.(1)	2,489	261,320
Automatic Data Processing, Inc.	6,239	1,099,312
Broadridge Financial Solutions, Inc.	1,682	257,682
Cognizant Technology Solutions Corp., Class A	7,779	637,489
DXC Technology Co.	3,898	100,374
Fidelity National Information Services, Inc.	9,028	1,277,101
Fiserv, Inc.(1)	8,416	958,246
FleetCor Technologies, Inc.(1)	1,213	330,943
Gartner, Inc.(1)	1,365	218,659
Global Payments, Inc.	4,355	938,154
International Business Machines Corp.	12,965	1,632,034
Jack Henry & Associates, Inc.	1,195	193,578
Leidos Holdings, Inc.	1,946	204,564
MasterCard, Inc., Class A	12,870	4,593,818
Paychex, Inc.	4,655	433,753
PayPal Holdings, Inc.(1)	17,133	4,012,549

11
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
IT Services (continued)
VeriSign, Inc.(1)	1,461	$ 316,160
Visa, Inc., Class A	24,781	5,420,348
Western Union Co. (The)	6,409	140,613
		$ 25,434,531
Leisure Products — 0.0%(3)
Hasbro, Inc.	1,949	$ 182,309
		$ 182,309
Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	4,452	$ 527,518
Bio-Rad Laboratories, Inc., Class A(1)	313	182,460
Illumina, Inc.(1)	2,124	785,880
IQVIA Holdings, Inc.(1)	2,790	499,884
Mettler-Toledo International, Inc.(1)	346	394,329
PerkinElmer, Inc.	1,629	233,762
Thermo Fisher Scientific, Inc.	5,767	2,686,153
Waters Corp.(1)	966	239,008
		$ 5,548,994
Machinery — 1.6%
Caterpillar, Inc.	7,904	$ 1,438,686
Cummins, Inc.	2,153	488,946
Deere & Co.	4,559	1,226,599
Dover Corp.	2,202	278,003
Flowserve Corp.	1,996	73,553
Fortive Corp.	4,906	347,443
IDEX Corp.	1,155	230,076
Illinois Tool Works, Inc.	4,191	854,461
Ingersoll Rand, Inc.(1)	5,449	248,256
Otis Worldwide Corp.	5,925	400,234
PACCAR, Inc.	5,041	434,938
Parker-Hannifin Corp.	1,874	510,496
Pentair PLC	2,420	128,478
Snap-on, Inc.	835	142,902
Stanley Black & Decker, Inc.	2,406	429,615
Westinghouse Air Brake Technologies Corp.	2,736	200,275
Xylem, Inc.	2,753	280,228
		$ 7,713,189
Media — 1.3%
Charter Communications, Inc., Class A(1)	2,123	$ 1,404,471
Comcast Corp., Class A	66,797	3,500,163
Discovery, Inc., Class A(1)(2)	2,457	73,931
Discovery, Inc., Class C(1)	4,292	112,407
DISH Network Corp., Class A(1)	3,783	122,342
Security	Shares	Value
Media (continued)
Fox Corp., Class A	5,270	$ 153,462
Fox Corp., Class B	2,402	69,370
Interpublic Group of Cos., Inc. (The)	5,980	140,650
News Corp., Class A	5,965	107,191
News Corp., Class B	2,023	35,949
Omnicom Group, Inc.	3,342	208,441
ViacomCBS, Inc., Class B	8,220	306,277
		$ 6,234,654
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	21,139	$ 550,037
Newmont Corp.	11,689	700,054
Nucor Corp.	4,393	233,664
		$ 1,483,755
Multiline Retail — 0.5%
Dollar General Corp.	3,565	$ 749,719
Dollar Tree, Inc.(1)	3,422	369,713
Target Corp.	7,286	1,286,198
		$ 2,405,630
Multi-Utilities — 0.8%
Ameren Corp.	3,597	$ 280,782
CenterPoint Energy, Inc.	8,529	184,567
CMS Energy Corp.	4,166	254,168
Consolidated Edison, Inc.	4,978	359,760
Dominion Energy, Inc.	11,870	892,624
DTE Energy Co.	2,816	341,890
NiSource, Inc.	6,095	139,819
Public Service Enterprise Group, Inc.	7,360	429,088
Sempra Energy	4,197	534,740
WEC Energy Group, Inc.	4,589	422,326
		$ 3,839,764
Oil, Gas & Consumable Fuels — 2.0%
Apache Corp.	6,135	$ 87,056
Cabot Oil & Gas Corp.	6,455	105,087
Chevron Corp.	28,009	2,365,360
Concho Resources, Inc.	3,089	180,243
ConocoPhillips	15,538	621,365
Devon Energy Corp.	6,457	102,085
Diamondback Energy, Inc.	2,420	117,128
EOG Resources, Inc.	8,488	423,296
Exxon Mobil Corp.	61,904	2,551,683
Hess Corp.	4,142	218,656
HollyFrontier Corp.	2,668	68,968

12
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.	28,326	$ 387,216
Marathon Oil Corp.	12,106	80,747
Marathon Petroleum Corp.	9,467	391,555
Occidental Petroleum Corp.	12,804	221,637
ONEOK, Inc.	6,740	258,681
Phillips 66	6,355	444,469
Pioneer Natural Resources Co.	2,513	286,206
Valero Energy Corp.	5,933	335,630
Williams Cos., Inc. (The)	17,657	354,023
		$ 9,601,091
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	3,296	$ 877,362
		$ 877,362
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	32,878	$ 2,039,422
Catalent, Inc.(1)	2,511	261,320
Eli Lilly & Co.	11,552	1,950,440
Johnson & Johnson	38,502	6,059,445
Merck & Co., Inc.	37,021	3,028,318
Perrigo Co. PLC	2,125	95,030
Pfizer, Inc.	81,317	2,993,279
Viatris, Inc.(1)	17,553	328,943
Zoetis, Inc.	6,915	1,144,432
		$ 17,900,629
Professional Services — 0.3%
Equifax, Inc.	1,770	$ 341,327
IHS Markit, Ltd.	5,423	487,148
Nielsen Holdings PLC	5,471	114,180
Robert Half International, Inc.	1,884	117,712
Verisk Analytics, Inc.	2,366	491,158
		$ 1,551,525
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(1)	4,881	$ 306,136
		$ 306,136
Road & Rail — 1.0%
CSX Corp.	11,127	$ 1,009,775
J.B. Hunt Transport Services, Inc.	1,331	181,881
Kansas City Southern	1,443	294,560
Norfolk Southern Corp.	3,695	877,969
Old Dominion Freight Line, Inc.	1,400	273,252
Security	Shares	Value
Road & Rail (continued)
Union Pacific Corp.	9,805	$ 2,041,597
		$ 4,679,034
Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc.(1)	17,499	$ 1,604,833
Analog Devices, Inc.	5,376	794,196
Applied Materials, Inc.	13,288	1,146,754
Broadcom, Inc.	5,885	2,576,747
Intel Corp.	59,724	2,975,450
KLA Corp.	2,247	581,771
Lam Research Corp.	2,095	989,406
Maxim Integrated Products, Inc.	3,889	344,760
Microchip Technology, Inc.	3,899	538,491
Micron Technology, Inc.(1)	16,197	1,217,690
NVIDIA Corp.	9,048	4,724,866
Qorvo, Inc.(1)	1,752	291,305
QUALCOMM, Inc.	16,456	2,506,907
Skyworks Solutions, Inc.	2,416	369,358
Teradyne, Inc.	2,539	304,401
Texas Instruments, Inc.	13,356	2,192,120
Xilinx, Inc.	3,566	505,552
		$ 23,664,607
Software — 8.3%
Adobe, Inc.(1)	7,017	$ 3,509,342
ANSYS, Inc.(1)	1,250	454,750
Autodesk, Inc.(1)	3,199	976,783
Cadence Design Systems, Inc.(1)	4,058	553,633
Citrix Systems, Inc.	1,864	242,506
Fortinet, Inc.(1)	2,060	305,972
Intuit, Inc.	3,823	1,452,167
Microsoft Corp.	110,617	24,603,433
NortonLifeLock, Inc.	8,727	181,347
Oracle Corp.	27,599	1,785,379
Paycom Software, Inc.(1)	713	322,454
salesforce.com, inc.(1)	13,390	2,979,677
ServiceNow, Inc.(1)	2,839	1,562,671
Synopsys, Inc.(1)	2,221	575,772
Tyler Technologies, Inc.(1)	587	256,237
		$ 39,762,123
Specialty Retail — 2.1%
Advance Auto Parts, Inc.	987	$ 155,462
AutoZone, Inc.(1)	337	399,493
Best Buy Co., Inc.	3,353	334,596
CarMax, Inc.(1)	2,494	235,583

13
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Specialty Retail (continued)
Gap, Inc. (The)	3,143	$ 63,457
Home Depot, Inc. (The)	15,749	4,183,249
L Brands, Inc.	3,609	134,219
Lowe's Cos., Inc.	10,661	1,711,197
O'Reilly Automotive, Inc.(1)	1,054	477,009
Ross Stores, Inc.	5,180	636,156
Tiffany & Co.	1,652	217,156
TJX Cos., Inc. (The)	17,469	1,192,958
Tractor Supply Co.	1,782	250,514
Ulta Beauty, Inc.(1)	864	248,106
		$ 10,239,155
Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc.	234,027	$ 31,053,043
Hewlett Packard Enterprise Co.	18,725	221,891
HP, Inc.	19,984	491,406
NetApp, Inc.	3,494	231,443
Seagate Technology PLC	3,423	212,774
Western Digital Corp.	4,706	260,665
Xerox Holdings Corp.	2,425	56,236
		$ 32,527,458
Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.(2)	5,429	$ 79,155
NIKE, Inc., Class B	18,257	2,582,818
PVH Corp.	1,085	101,871
Ralph Lauren Corp., Class A	811	84,133
Tapestry, Inc.	4,278	132,960
Under Armour, Inc., Class A(1)	2,891	49,638
Under Armour, Inc., Class C(1)	3,507	52,184
VF Corp.	4,653	397,413
		$ 3,480,172
Tobacco — 0.6%
Altria Group, Inc.	27,039	$ 1,108,599
Philip Morris International, Inc.	22,658	1,875,856
		$ 2,984,455
Trading Companies & Distributors — 0.2%
Fastenal Co.	8,353	$ 407,877
United Rentals, Inc.(1)	1,105	256,260
W.W. Grainger, Inc.	676	276,038
		$ 940,175
Security	Shares	Value
Water Utilities — 0.1%
American Water Works Co., Inc.	2,637	$ 404,700
		$ 404,700
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	8,488	$ 1,144,607
		$ 1,144,607
Total Common Stocks (identified cost $175,563,204)		$463,589,052

Exchange-Traded Funds — 0.8%

Security	Shares	Value
SPDR S&P 500 ETF Trust	10,000	$ 3,738,800
Total Exchange-Traded Funds (identified cost $3,691,900)		$ 3,738,800

Short-Term Investments — 2.7%
Other — 2.4%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(4)	11,648,820	$ 11,649,985
Total Other (identified cost $11,649,985)		$ 11,649,985
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(5)	315,056	$ 315,056
Total Securities Lending Collateral (identified cost $315,056)		$ 315,056

14
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Schedule of Investments — continued

U.S. Treasury Obligations — 0.2%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 4/22/21(6)	$1,000	$ 999,790
Total U.S. Treasury Obligations (identified cost $999,599)		$ 999,790
Total Short-Term Investments (identified cost $12,964,640)		$ 12,964,831
Total Investments — 100.1% (identified cost $192,219,744)		$480,292,683

Other Assets, Less Liabilities — (0.1)%	$ (240,826)
Net Assets — 100.0%	$480,051,857

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $785,214.
(3)	Amount is less than 0.05%.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.
(5)	Represents investment of cash collateral received in connection with securities lending.
(6)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	68	Long	3/19/21	$12,745,920	$ 168,180
					$168,180
15
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $180,569,759) - including $785,214 of securities on loan	$ 468,642,698
Investments in securities of affiliated issuers, at value (identified cost $11,649,985)	11,649,985
Receivable for variation margin on open futures contracts	83,669
Receivable for capital shares sold	47,134
Dividends receivable	348,652
Dividends receivable - affiliated	526
Securities lending income receivable	560
Receivable from affiliate	55,957
Directors' deferred compensation plan	92,008
Total assets	$480,921,189
Liabilities
Payable for capital shares redeemed	$ 133,938
Deposits for securities loaned	315,056
Payable to affiliates:
Investment advisory fee	72,087
Administrative fee	48,058
Sub-transfer agency fee	117
Directors' deferred compensation plan	92,008
Accrued expenses	208,068
Total liabilities	$ 869,332
Net Assets	$480,051,857
Sources of Net Assets
Paid-in capital	$ 163,843,065
Distributable earnings	316,208,792
Total	$480,051,857

Net Assets	$ 480,051,857
Shares Outstanding	2,892,248
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 165.98
16
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income	$ 8,016,852
Dividend income - affiliated issuers	2,741
Interest income	19,945
Securities lending income, net	8,398
Total investment income	$ 8,047,936
Expenses
Investment advisory fee	$ 778,123
Administrative fee	518,749
Directors' fees and expenses	21,916
Custodian fees	12,479
Transfer agency fees and expenses	272,148
Accounting fees	95,424
Professional fees	35,895
Reports to shareholders	62,894
Miscellaneous	72,028
Total expenses	$ 1,869,656
Waiver and/or reimbursement of expenses by affiliate	(658,694)
Net expenses	$ 1,210,962
Net investment income	$ 6,836,974
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 24,232,701
Investment securities - affiliated issuers	405
Futures contracts	996,225
Net realized gain	$25,229,331
Change in unrealized appreciation (depreciation):
Investment securities	$ 42,116,020
Futures contracts	151,455
Net change in unrealized appreciation (depreciation)	$42,267,475
Net realized and unrealized gain	$67,496,806
Net increase in net assets from operations	$74,333,780
17
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 6,836,974	$ 7,506,491
Net realized gain	25,229,331	14,038,993
Net change in unrealized appreciation (depreciation)	42,267,475	95,039,110
Net increase in net assets from operations	$ 74,333,780	$116,584,594
Distributions to shareholders	$ (21,497,256)	$ (35,862,644)
Net decrease in net assets from capital share transactions	$ (31,986,452)	$ (12,861,723)
Net increase in net assets	$ 20,850,072	$ 67,860,227
Net Assets
At beginning of year	$ 459,201,785	$ 391,341,558
At end of year	$480,051,857	$459,201,785
18
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Financial Highlights

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 147.79	$ 123.19	$ 141.18	$ 122.44	$ 112.07
Income (Loss) From Operations
Net investment income(1)	$ 2.31	$ 2.43	$ 2.39	$ 2.30	$ 2.14
Net realized and unrealized gain (loss)	23.51	34.42	(7.33)	23.60	10.84
Total income (loss) from operations	$ 25.82	$ 36.85	$ (4.94)	$ 25.90	$ 12.98
Less Distributions
From net investment income	$ (2.57)	$ (2.63)	$ (2.84)	$ (1.99)	$ (1.48)
From net realized gain	(5.06)	(9.62)	(10.21)	(5.17)	(1.13)
Total distributions	$ (7.63)	$ (12.25)	$ (13.05)	$ (7.16)	$ (2.61)
Net asset value — End of year	$ 165.98	$ 147.79	$ 123.19	$ 141.18	$ 122.44
Total Return(2)	18.11%	31.16%	(4.74)%	21.46%	11.58%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$480,052	$459,202	$391,342	$515,105	$481,681
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.43%	0.38%	0.39%	0.40%	0.48%
Net expenses	0.28%	0.28%	0.28%	0.28%	0.40%
Net investment income	1.58%	1.72%	1.68%	1.72%	1.84%
Portfolio Turnover	10%	6%	7%	5%	6% (4)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	During the year ended December 31, 2016, the Fund incurred sales of $55,737,177 to realign the combined portfolio in connection with the reorganization of Calvert VP Large Cap Core Portfolio into the Fund on September 23, 2016. These sales were excluded from the portfolio turnover calculation.
19
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP S&P 500® Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public
20

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 463,589,052(1)	$ —	$ —	$ 463,589,052
Exchange-Traded Funds	3,738,800	—	—	3,738,800
Short-Term Investments:
Other	—	11,649,985	—	11,649,985
Securities Lending Collateral	315,056	—	—	315,056
U.S. Treasury Obligations	—	999,790	—	999,790
Total Investments	$467,642,908	$12,649,775	$ —	$480,292,683
Futures Contracts	$ 168,180	$ —	$ —	$ 168,180
Total	$467,811,088	$12,649,775	$ —	$480,460,863

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
21

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.18% of the Fund’s average daily net assets. For the year ended December 31, 2020, the investment advisory fee amounted to $778,123. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.28% of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2021. For the year ended December 31, 2020, CRM waived or reimbursed expenses of $658,694.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $518,749.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $436 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $548, which is included in miscellaneous expense on the Statement of Operations.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $271,162, of which $243,402 were incurred to AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2020 are amounts payable to AIP under the Servicing Plan of $21,126.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $40,899,165 and $92,308,001, respectively.
22

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$ 8,689,350	$ 7,871,696
Long-term capital gains	$12,807,906	$27,990,948
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 8,654,844
Undistributed long-term capital gains	$ 22,711,060
Net unrealized appreciation	$284,842,888
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$195,449,795
Gross unrealized appreciation	$ 293,447,522
Gross unrealized depreciation	(8,604,634)
Net unrealized appreciation	$284,842,888
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2020 is included in the Schedule of Investments. During the year ended December 31, 2020, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$168,180 (1)	$—

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2020 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 996,225	$ 151,455
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2020 was approximately $6,173,000.
23

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2020, the total value of securities on loan was $785,214 and the total value of collateral received was $811,156, comprised of cash of $315,056 and U.S. government and/or agencies securities of $496,100.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$315,056	$ —	$ —	$ —	$315,056
The carrying amount of the liability for deposits for securities loaned at December 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2020.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2020.
9  Affiliated Funds
At December 31, 2020, the value of the Fund’s investment in affiliated funds was $11,649,985, which represents 2.4% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$45,433,230	$(33,783,650)	$405	$ —	$11,649,985	$2,741	11,648,820
24

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 30,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	146,187	$ 20,566,726	117,188	$ 16,294,985
Reinvestment of distributions	145,242	21,497,256	272,678	35,862,644
Shares redeemed	(506,311)	(74,050,434)	(459,343)	(65,019,352)
Net decrease	(214,882)	$(31,986,452)	(69,477)	$(12,861,723)
At December 31, 2020, separate accounts of an insurance company that is an affiliate of AIP owned 89.4% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.
25

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP S&P 500® Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021
26

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 87.82% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $22,711,217 or, if subsequently determined to be different, the net capital gain of such year.
27

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP S&P 500®Index Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP S&P 500® Index Portfolio	Calvert Research and Management	Ameritas Investment Partners, Inc.
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. (“EVC”) and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable,
28

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.
In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
29

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
30

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
31

Calvert
VP S&P 500® Index Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
32

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
33

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24221     12.31.20

Calvert
VP Nasdaq 100 Index Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP Nasdaq 100 Index Portfolio

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.
As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.
These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.
In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.
In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.
For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.
Investment Strategy
As an index fund, Calvert VP Nasdaq 100 Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the Nasdaq-100® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2020, the Fund returned 48.22% for Class I shares at net asset value (NAV). By comparison, the Index returned 48.88% for the same period. The Index is unmanaged and returns do not reflect any fees and operating expenses.
The Index outperformed most other stock indexes and was heavily skewed toward information technology (IT), the best-performing market sector during the period. The Index had no exposure to energy, the worst-performing sector during the period.
In addition to the IT sector, the communication services and consumer discretionary sectors had double-digit weights within the Index. These three market sectors were also the strongest performers within the Index.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Performance

Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	04/27/2000	04/27/2000	48.22%	23.61%	19.93%
Class F at NAV	10/30/2015	04/27/2000	47.86	23.29	19.77

NASDAQ-100 ® Index	—	—	48.88%	24.24%	20.61%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.59%	0.84%
Net	0.48	0.73
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2010	$60,818	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)
Apple, Inc.	11.8%
Microsoft Corp.	8.8
Amazon.com, Inc.	8.6
Tesla, Inc.	4.3
Facebook, Inc., Class A	3.4
Alphabet, Inc., Class C	3.0
Alphabet, Inc., Class A	2.8
NVIDIA Corp.	2.6
PayPal Holdings, Inc.	2.2
Adobe, Inc.	1.9
Total	49.4%

See Endnotes and Additional Disclosures in this report.
4

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	NASDAQ–100® Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,270.40	$2.74 **	0.48%
Class F	$1,000.00	$1,268.80	$4.16 **	0.73%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.72	$2.44 **	0.48%
Class F	$1,000.00	$1,021.47	$3.71 **	0.73%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Schedule of Investments

Common Stocks — 96.3%

Security	Shares	Value
Automobiles — 4.3%
Tesla, Inc.(1)	16,014	$ 11,300,599
		$ 11,300,599
Beverages — 2.4%
Keurig Dr Pepper, Inc.	29,234	$ 935,488
Monster Beverage Corp.(1)	10,967	1,014,228
PepsiCo, Inc.	28,709	4,257,545
		$ 6,207,261
Biotechnology — 3.9%
Alexion Pharmaceuticals, Inc.(1)	4,546	$ 710,267
Amgen, Inc.	12,094	2,780,653
Biogen, Inc.(1)	3,197	782,817
Gilead Sciences, Inc.	26,041	1,517,149
Incyte Corp.(1)	4,549	395,672
Moderna, Inc.(1)	8,220	858,743
Regeneron Pharmaceuticals, Inc.(1)	2,178	1,052,214
Seagen, Inc.(1)	3,746	656,074
Vertex Pharmaceuticals, Inc.(1)	5,402	1,276,709
		$ 10,030,298
Commercial Services & Supplies — 0.5%
Cintas Corp.	2,173	$ 768,069
Copart, Inc.(1)	4,905	624,161
		$ 1,392,230
Communications Equipment — 1.5%
Cisco Systems, Inc.	87,781	$ 3,928,200
		$ 3,928,200
Electric Utilities — 0.9%
American Electric Power Co., Inc.	10,312	$ 858,680
Exelon Corp.	20,267	855,673
Xcel Energy, Inc.	10,916	727,770
		$ 2,442,123
Electronic Equipment, Instruments & Components — 0.2%
CDW Corp.	2,970	$ 391,416
		$ 391,416
Entertainment — 3.1%
Activision Blizzard, Inc.	16,055	$ 1,490,707
Electronic Arts, Inc.	6,021	864,615
NetEase, Inc. ADR	6,800	651,236
Security	Shares	Value
Entertainment (continued)
Netflix, Inc.(1)	9,178	$ 4,962,820
		$ 7,969,378
Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	9,166	$ 3,453,566
Walgreens Boots Alliance, Inc.	17,989	717,401
		$ 4,170,967
Food Products — 1.0%
Kraft Heinz Co. (The)	25,399	$ 880,329
Mondelez International, Inc., Class A	29,710	1,737,144
		$ 2,617,473
Health Care Equipment & Supplies — 1.7%
Align Technology, Inc.(1)	1,638	$ 875,315
DexCom, Inc.(1)	1,995	737,591
IDEXX Laboratories, Inc.(1)	1,772	885,770
Intuitive Surgical, Inc.(1)	2,442	1,997,800
		$ 4,496,476
Health Care Technology — 0.2%
Cerner Corp.	6,369	$ 499,839
		$ 499,839
Hotels, Restaurants & Leisure — 1.3%
Marriott International, Inc., Class A	6,738	$ 888,877
Starbucks Corp.	24,382	2,608,386
		$ 3,497,263
Interactive Media & Services — 10.0%
Alphabet, Inc., Class A(1)	4,104	$ 7,192,834
Alphabet, Inc., Class C(1)	4,503	7,888,716
Baidu, Inc. ADR(1)	5,737	1,240,569
Facebook, Inc., Class A(1)	32,818	8,964,565
Match Group, Inc.(1)	5,526	835,476
		$ 26,122,160
Internet & Direct Marketing Retail — 11.4%
Amazon.com, Inc.(1)	6,850	$ 22,309,971
Booking Holdings, Inc.(1)	851	1,895,407
eBay, Inc.	14,320	719,580
JD.com, Inc. ADR(1)	18,103	1,591,254
MercadoLibre, Inc.(1)	1,034	1,732,177
Pinduoduo, Inc. ADR(1)	6,199	1,101,376
Trip.com Group, Ltd. ADR(1)	10,864	366,443
		$ 29,716,208

7
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
IT Services — 4.5%
Automatic Data Processing, Inc.	8,908	$ 1,569,590
Cognizant Technology Solutions Corp., Class A	11,107	910,219
Fiserv, Inc.(1)	13,928	1,585,842
Okta, Inc.(1)	2,492	633,616
Paychex, Inc.	7,468	695,868
PayPal Holdings, Inc.(1)	24,341	5,700,662
VeriSign, Inc.(1)	2,371	513,084
		$ 11,608,881
Leisure Products — 0.3%
Peloton Interactive, Inc., Class A(1)	5,308	$ 805,330
		$ 805,330
Life Sciences Tools & Services — 0.4%
Illumina, Inc.(1)	3,033	$ 1,122,210
		$ 1,122,210
Machinery — 0.2%
PACCAR, Inc.	7,197	$ 620,957
		$ 620,957
Media — 3.3%
Charter Communications, Inc., Class A(1)	4,152	$ 2,746,756
Comcast Corp., Class A	94,851	4,970,192
Fox Corp., Class A	7,012	204,190
Fox Corp., Class B(1)	5,356	154,681
Sirius XM Holdings, Inc.(2)	88,279	562,337
		$ 8,638,156
Multiline Retail — 0.2%
Dollar Tree, Inc.(1)	4,886	$ 527,883
		$ 527,883
Professional Services — 0.3%
Verisk Analytics, Inc.	3,378	$ 701,239
		$ 701,239
Road & Rail — 0.6%
CSX Corp.	15,887	$ 1,441,745
		$ 1,441,745
Semiconductors & Semiconductor Equipment — 13.5%
Advanced Micro Devices, Inc.(1)	24,985	$ 2,291,374
Analog Devices, Inc.	7,676	1,133,975
Applied Materials, Inc.	18,973	1,637,370
ASML Holding NV-NY Shares	1,573	767,184
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.	8,403	$ 3,679,254
Intel Corp.	85,132	4,241,276
KLA Corp.	3,209	830,842
Lam Research Corp.	2,992	1,413,032
Marvell Technology Group, Ltd.	13,922	661,852
Maxim Integrated Products, Inc.	5,553	492,273
Microchip Technology, Inc.	5,409	747,037
Micron Technology, Inc.(1)	23,126	1,738,613
NVIDIA Corp.	12,859	6,714,970
NXP Semiconductors NV	5,812	924,166
QUALCOMM, Inc.	23,495	3,579,228
Skyworks Solutions, Inc.	3,450	527,436
Texas Instruments, Inc.	19,069	3,129,795
Xilinx, Inc.	5,092	721,893
		$ 35,231,570
Software — 14.7%
Adobe, Inc.(1)	9,966	$ 4,984,196
ANSYS, Inc.(1)	1,784	649,019
Atlassian Corp. PLC, Class A(1)	2,746	642,207
Autodesk, Inc.(1)	4,555	1,390,824
Cadence Design Systems, Inc.(1)	5,795	790,612
Check Point Software Technologies, Ltd.(1)	2,913	387,167
DocuSign, Inc.(1)	3,847	855,188
Intuit, Inc.	5,458	2,073,221
Microsoft Corp.	103,213	22,956,635
Splunk, Inc.(1)	3,332	566,073
Synopsys, Inc.(1)	3,153	817,384
Workday, Inc., Class A(1)	3,739	895,902
Zoom Video Communications, Inc., Class A(1)	4,046	1,364,797
		$ 38,373,225
Specialty Retail — 0.6%
O'Reilly Automotive, Inc.(1)	1,505	$ 681,118
Ross Stores, Inc.	7,396	908,303
		$ 1,589,421
Technology Hardware, Storage & Peripherals — 11.8%
Apple, Inc.	232,103	$ 30,797,747
		$ 30,797,747
Textiles, Apparel & Luxury Goods — 0.4%
lululemon Athletica, Inc.(1)	2,595	$ 903,138
		$ 903,138

8
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Trading Companies & Distributors — 0.2%
Fastenal Co.	11,925	$ 582,298
		$ 582,298
Wireless Telecommunication Services — 1.3%
T-Mobile US, Inc.(1)	25,784	$ 3,476,972
		$ 3,476,972
Total Common Stocks (identified cost $68,162,909)		$251,202,663

Exchange-Traded Funds — 1.1%

Security	Shares	Value
Invesco QQQ TM Trust, Series 1(2)	9,000	$ 2,823,660
Total Exchange-Traded Funds (identified cost $2,389,850)		$ 2,823,660

Short-Term Investments — 2.8%
Other — 2.6%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(3)	6,815,097	$ 6,815,779
Total Other (identified cost $6,815,779)		$ 6,815,779
Securities Lending Collateral — 0.0%(4)
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(5)	26,798	$ 26,798
Total Securities Lending Collateral (identified cost $26,798)		$ 26,798

U.S. Treasury Obligations — 0.2%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 4/22/21(6)	$500	$ 499,895
Total U.S. Treasury Obligations (identified cost $499,800)		$ 499,895
Total Short-Term Investments (identified cost $7,342,377)		$ 7,342,472
Total Investments — 100.2% (identified cost $77,895,136)		$261,368,795

Other Assets, Less Liabilities — (0.2)%	$ (559,521)
Net Assets — 100.0%	$260,809,274

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $2,876,325.
(3)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.
(4)	Amount is less than 0.05%.
(5)	Represents investment of cash collateral received in connection with securities lending.
(6)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini NASDAQ 100 Index	25	Long	3/19/21	$6,442,750	$ 82,705
					$82,705

Abbreviations:
ADR	– American Depositary Receipt
9
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $71,079,357) - including $2,876,325 of securities on loan	$ 254,553,016
Investments in securities of affiliated issuers, at value (identified cost $6,815,779)	6,815,779
Receivable for variation margin on open futures contracts	22,038
Receivable for capital shares sold	134,763
Dividends receivable	61,148
Dividends receivable - affiliated	566
Securities lending income receivable	518
Receivable from affiliate	21,374
Directors' deferred compensation plan	30,969
Total assets	$261,640,171
Liabilities
Payable for investments purchased	$ 469,155
Payable for capital shares redeemed	85,757
Deposits for securities loaned	26,798
Payable to affiliates:
Investment advisory fee	64,403
Administrative fee	25,761
Distribution and service fees	4,384
Sub-transfer agency fee	55
Directors' deferred compensation plan	30,969
Accrued expenses	123,615
Total liabilities	$ 830,897
Net Assets	$260,809,274
Sources of Net Assets
Paid-in capital	$ 59,777,386
Distributable earnings	201,031,888
Total	$260,809,274
Class I Shares
Net Assets	$ 237,710,465
Shares Outstanding	1,937,781
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 122.67
Class F Shares
Net Assets	$ 23,098,809
Shares Outstanding	191,138
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 120.85
10
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $1,864)	$ 1,863,917
Dividend income - affiliated issuers	1,896
Interest income	6,669
Securities lending income, net	3,899
Total investment income	$ 1,876,381
Expenses
Investment advisory fee	$ 623,181
Administrative fee	249,273
Distribution and service fees:
Class F	28,714
Directors' fees and expenses	10,687
Custodian fees	4,084
Transfer agency fees and expenses	173,172
Accounting fees	44,081
Professional fees	28,568
Reports to shareholders	40,660
Miscellaneous	73,608
Total expenses	$ 1,276,028
Waiver and/or reimbursement of expenses by affiliate	(249,884)
Net expenses	$ 1,026,144
Net investment income	$ 850,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 15,736,529
Investment securities - affiliated issuers	436
Futures contracts	966,695
Net realized gain	$16,703,660
Change in unrealized appreciation (depreciation):
Investment securities	$ 66,937,725
Futures contracts	29,095
Net change in unrealized appreciation (depreciation)	$66,966,820
Net realized and unrealized gain	$83,670,480
Net increase in net assets from operations	$84,520,717
11
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 850,237	$ 918,295
Net realized gain	16,703,660	7,504,571
Net change in unrealized appreciation (depreciation)	66,966,820	42,991,763
Net increase in net assets from operations	$ 84,520,717	$ 51,414,629
Distributions to shareholders:
Class I	$ (8,059,877)	$ (4,765,571)
Class F	(560,943)	(116,646)
Total distributions to shareholders	$ (8,620,820)	$ (4,882,217)
Capital share transactions:
Class I	$ (9,761,792)	$ (187,499)
Class F	12,791,990	2,987,301
Net increase in net assets from capital share transactions	$ 3,030,198	$ 2,799,802
Net increase in net assets	$ 78,930,095	$ 49,332,214
Net Assets
At beginning of year	$ 181,879,179	$ 132,546,965
At end of year	$260,809,274	$181,879,179
12
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Financial Highlights

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 86.05	$ 63.98	$ 65.60	$ 50.26	$ 48.91
Income (Loss) From Operations
Net investment income(1)	$ 0.42	$ 0.44	$ 0.41	$ 0.40	$ 0.34
Net realized and unrealized gain (loss)	40.48	24.00	(0.46)	15.82	2.91
Total income (loss) from operations	$ 40.90	$ 24.44	$ (0.05)	$ 16.22	$ 3.25
Less Distributions
From net investment income	$ (0.49)	$ (0.41)	$ (0.40)	$ (0.30)	$ (0.26)
From net realized gain	(3.79)	(1.96)	(1.17)	(0.58)	(1.64)
Total distributions	$ (4.28)	$ (2.37)	$ (1.57)	$ (0.88)	$ (1.90)
Net asset value — End of year	$ 122.67	$ 86.05	$ 63.98	$ 65.60	$ 50.26
Total Return(2)	48.22%	38.77%	(0.47)%	32.35%	6.59%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$237,710	$176,210	$130,777	$133,473	$104,449
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.60%	0.59%	0.60%	0.60%	0.66%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.64%
Net investment income	0.42%	0.58%	0.58%	0.67%	0.69%
Portfolio Turnover	12%	8%	7%	3%	5%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
13
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 85.03	$ 63.40	$ 65.18	$ 50.07	$ 48.91
Income (Loss) From Operations
Net investment income(1)	$ 0.16	$ 0.25	$ 0.23	$ 0.23	$ 0.18
Net realized and unrealized gain (loss)	39.94	23.75	(0.44)	15.76	2.93
Total income (loss) from operations	$ 40.10	$24.00	$ (0.21)	$15.99	$ 3.11
Less Distributions
From net investment income	$ (0.49)	$ (0.41)	$ (0.40)	$ (0.30)	$ (0.31)
From net realized gain	(3.79)	(1.96)	(1.17)	(0.58)	(1.64)
Total distributions	$ (4.28)	$ (2.37)	$ (1.57)	$ (0.88)	$ (1.95)
Net asset value — End of year	$120.85	$85.03	$63.40	$65.18	$50.07
Total Return(2)	47.86%	38.44%	(0.72)%	32.01%	6.30%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 23,099	$ 5,669	$ 1,770	$ 1,942	$ 1,088
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.85%	0.84%	0.84%	1.01%	1.48%
Net expenses	0.73%	0.73%	0.73%	0.73%	0.94%
Net investment income	0.16%	0.32%	0.33%	0.39%	0.36%
Portfolio Turnover	12%	8%	7%	3%	5%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
14
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Nasdaq 100 Index Portfolio (the Fund) is a non-diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100 Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public
15

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 251,202,663(1)	$ —	$ —	$ 251,202,663
Exchange-Traded Funds	2,823,660	—	—	2,823,660
Short-Term Investments:
Other	—	6,815,779	—	6,815,779
Securities Lending Collateral	26,798	—	—	26,798
U.S. Treasury Obligations	—	499,895	—	499,895
Total Investments	$254,053,121	$7,315,674	$ —	$261,368,795
Futures Contracts	$ 82,705	$ —	$ —	$ 82,705
Total	$254,135,826	$7,315,674	$ —	$261,451,500

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
16

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.30% of the Fund’s average daily net assets. For the year ended December 31, 2020, the investment advisory fee amounted to $623,181. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.48% for Class I and 0.73% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2021. For the year ended December 31, 2020, CRM waived or reimbursed expenses of $249,884.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $249,273.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2020 amounted to $28,714 for Class F shares.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $441 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $340, which is included in miscellaneous expense on the Statement of Operations.
17

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $172,731, of which $50,544 were incurred to AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2020 are amounts payable to AIP under the Servicing Plan of $4,471.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $24,720,479 and $32,306,732, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$1,787,445	$ 837,264
Long-term capital gains	$6,833,375	$4,044,953
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,590,572
Undistributed long-term capital gains	$ 15,989,582
Net unrealized appreciation	$183,451,734
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 77,917,061
Gross unrealized appreciation	$ 185,356,119
Gross unrealized depreciation	(1,904,385)
Net unrealized appreciation	$183,451,734
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2020 is included in the Schedule of Investments. During the year ended December 31, 2020, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
18

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

At December 31, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$82,705 (1)	$—

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2020 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 966,695	$ 29,095
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2020 was approximately $2,779,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2020, the total value of securities on loan was $2,876,325 and the total value of collateral received was $2,941,186, comprised of cash of $26,798 and U.S. government and/or agencies securities of $2,914,388.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$26,798	$ —	$ —	$ —	$26,798
The carrying amount of the liability for deposits for securities loaned at December 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2020.
19

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2020.
9  Affiliated Funds
At December 31, 2020, the value of the Fund’s investment in affiliated funds was $6,815,779, which represents 2.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$19,258,167	$(12,442,824)	$436	$ —	$6,815,779	$1,896	6,815,097
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 10,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	216,656	$ 21,431,435	177,906	$ 13,382,179
Reinvestment of distributions	75,024	8,059,877	64,140	4,765,571
Shares redeemed	(401,664)	(39,253,104)	(238,195)	(18,335,249)
Net increase (decrease)	(109,984)	$ (9,761,792)	3,851	$ (187,499)
Class F
Shares sold	132,617	$ 13,596,528	39,507	$ 3,051,745
Reinvestment of distributions	5,297	560,943	1,588	116,646
Shares redeemed	(13,448)	(1,365,481)	(2,340)	(181,090)
Net increase	124,466	$ 12,791,990	38,755	$ 2,987,301
At December 31, 2020, separate accounts of an insurance company that is an affiliate of AIP owned 33.8% of the value of the outstanding shares of the Fund and separate accounts of two other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 43.1%.
20

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.
21

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Nasdaq 100 Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021
22

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $15,989,622 or, if subsequently determined to be different, the net capital gain of such year.
23

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP Nasdaq 100 Index Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP Nasdaq 100 Index Portfolio	Calvert Research and Management	Ameritas Investment Partners, Inc.
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. (“EVC”) and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.
24

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the
25

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
26

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
27

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
28

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
29

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24229     12.31.20

Calvert
VP Russell 2000® Small Cap Index Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP Russell 2000® Small Cap Index Portfolio

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.
As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.
These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.
In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.
In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.
For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.
Investment Strategy
As an index fund, Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the Russell 2000® Index (the Index). To accomplish this, the Fund employs a passive management approach and holds each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2020, the Fund returned 19.64% for Class I shares at net asset value (NAV). By comparison, the Index returned 19.96% for the same period. The Index is unmanaged and returns do not reflect any fees and operating expenses.
During the period, small-cap stocks outperformed mid-cap stocks, while large-cap stocks outperformed both small-cap and mid-cap stocks within the Russell family of indexes.
Most sectors in the Index had positive returns during the period. They were led by health care, which returned 45.31%, and information technology, which returned 42.83% during the period. The communication services and materials sectors also performed strongly during the period.
Real estate was the weakest-performing sector, returning -13.20%. Financials, energy, and utilities were also among the weakest- performing sectors.
Health care had the largest weight in the Index, followed by industrials and financials. The communication services and energy sectors had the smallest weights in the Index during the period.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Performance

Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	04/27/2000	04/27/2000	19.64%	12.92%	10.63%
Class F at NAV	10/04/2005	04/27/2000	19.40	12.66	10.38

Russell 2000® Index	—	—	19.96%	13.24%	11.19%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.58%	0.78%
Net	0.39	0.59
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2010	$26,879	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
iShares Russell 2000 ETF	1.3%
Penn National Gaming, Inc.	0.5
Caesars Entertainment, Inc.	0.5
Plug Power, Inc.	0.5
Sunrun, Inc.	0.4
Mirati Therapeutics, Inc.	0.4
Darling Ingredients, Inc.	0.4
Ultragenyx Pharmaceutical, Inc.	0.4
Deckers Outdoor Corp.	0.3
II-VI, Inc.	0.3
Total	5.0%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,377.90	$2.33 **	0.39%
Class F	$1,000.00	$1,376.40	$3.52 **	0.59%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.18	$1.98 **	0.39%
Class F	$1,000.00	$1,022.17	$3.00 **	0.59%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments

Common Stocks — 96.3%

Security	Shares	Value
Aerospace & Defense — 0.9%
AAR Corp.	2,929	$ 106,088
Aerojet Rocketdyne Holdings, Inc.(1)(2)	6,050	319,742
AeroVironment, Inc.(1)	1,860	161,634
Astronics Corp.(1)	2,153	28,484
Cubic Corp.	2,731	169,431
Ducommun, Inc.(1)	914	49,082
Kaman Corp.	2,432	138,940
Kratos Defense & Security Solutions, Inc.(1)	10,345	283,763
Maxar Technologies, Inc.	5,309	204,874
Moog, Inc., Class A	2,535	201,026
National Presto Industries, Inc.	420	37,141
PAE, Inc.(1)	5,218	47,901
Park Aerospace Corp.	1,804	24,192
Parsons Corp.(1)	1,992	72,529
Triumph Group, Inc.	4,259	53,493
Vectrus, Inc.(1)	987	49,074
		$ 1,947,394
Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.(1)	5,010	$ 157,013
Atlas Air Worldwide Holdings, Inc.(1)	2,274	124,024
Echo Global Logistics, Inc.(1)	2,286	61,311
Forward Air Corp.	2,370	182,111
Hub Group, Inc., Class A(1)	2,840	161,880
Radiant Logistics, Inc.(1)	3,434	19,917
		$ 706,256
Airlines — 0.3%
Allegiant Travel Co.	1,137	$ 215,166
Hawaiian Holdings, Inc.	3,989	70,605
Mesa Air Group, Inc.(1)	1,804	12,069
SkyWest, Inc.	4,130	166,480
Spirit Airlines, Inc.(1)	8,224	201,077
		$ 665,397
Auto Components — 1.4%
Adient PLC(1)	7,368	$ 256,185
American Axle & Manufacturing Holdings, Inc.(1)	9,789	81,640
Cooper Tire & Rubber Co.	4,222	170,991
Cooper-Standard Holdings, Inc.(1)	1,470	50,965
Dana, Inc.	12,121	236,602
Dorman Products, Inc.(1)	2,270	197,081
Fox Factory Holding Corp.(1)	3,525	372,628
Gentherm, Inc.(1)	2,744	178,964
Goodyear Tire & Rubber Co. (The)	19,367	211,294
Security	Shares	Value
Auto Components (continued)
LCI Industries	2,064	$ 267,660
Modine Manufacturing Co.(1)	4,047	50,830
Motorcar Parts of America, Inc.(1)	1,400	27,468
Patrick Industries, Inc.	1,955	133,624
Standard Motor Products, Inc.	1,855	75,053
Stoneridge, Inc.(1)	2,174	65,720
Tenneco, Inc., Class A(1)	4,240	44,944
Visteon Corp.(1)	2,384	299,240
Workhorse Group, Inc.(1)(2)	8,033	158,893
XPEL, Inc.(1)	1,474	76,000
		$ 2,955,782
Automobiles — 0.1%
Winnebago Industries, Inc.	2,733	$ 163,816
		$ 163,816
Banks — 7.5%
1st Constitution Bancorp	623	$ 9,887
1st Source Corp.	1,262	50,859
ACNB Corp.	464	11,600
Allegiance Bancshares, Inc.	1,683	57,441
Altabancorp	1,248	34,844
Amalgamated Bank, Class A	1,217	16,722
Amerant Bancorp, Inc.(1)	1,707	25,946
American National Bankshares, Inc.	942	24,690
Ameris Bancorp	5,556	211,517
Ames National Corp.	756	18,159
Arrow Financial Corp.	1,159	34,666
Atlantic Capital Bancshares, Inc.(1)	1,833	29,181
Atlantic Union Bankshares Corp.	6,529	215,065
Auburn National BanCorp, Inc.	207	8,630
Banc of California, Inc.	3,886	57,163
BancFirst Corp.	1,626	95,446
Bancorp, Inc. (The)(1)	4,384	59,842
BancorpSouth Bank	8,296	227,642
Bank First Corp.(2)	510	33,058
Bank of Commerce Holdings	1,360	13,464
Bank of Marin Bancorp	1,090	37,431
Bank of NT Butterfield & Son, Ltd. (The)	4,331	134,954
Bank of Princeton (The)	486	11,377
Bank7 Corp.	280	3,976
BankFinancial Corp.	1,183	10,387
BankUnited, Inc.	7,689	267,423
Bankwell Financial Group, Inc.	446	8,719
Banner Corp.	2,911	135,623
Bar Harbor Bankshares	1,146	25,888

7
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Banks (continued)
Baycom Corp.(1)	848	$ 12,864
BCB Bancorp, Inc.	832	9,210
Berkshire Hills Bancorp, Inc.	4,064	69,576
Boston Private Financial Holdings, Inc.	7,071	59,750
Bridge Bancorp, Inc.	1,543	37,310
Brookline Bancorp, Inc.	7,018	84,497
Bryn Mawr Bank Corp.	1,617	49,472
Business First Bancshares, Inc.	1,656	33,716
Byline Bancorp, Inc.	1,998	30,869
C&F Financial Corp.	251	9,315
Cadence BanCorp	10,620	174,380
California BanCorp(1)	669	10,410
Cambridge Bancorp	500	34,875
Camden National Corp.	1,318	47,158
Capital Bancorp, Inc.(1)	525	7,313
Capital City Bank Group, Inc.	1,232	30,283
Capstar Financial Holdings, Inc.	1,274	18,792
Carter Bankshares, Inc.	1,998	21,419
Cathay General Bancorp	6,472	208,334
CB Financial Services, Inc.	436	8,724
CBTX, Inc.	1,510	38,520
Central Pacific Financial Corp.	2,337	44,426
Central Valley Community Bancorp	682	10,155
Century Bancorp, Inc., Class A	277	21,429
Chemung Financial Corp.	245	8,318
ChoiceOne Financial Services, Inc.	603	18,578
CIT Group, Inc.	8,265	296,713
Citizens & Northern Corp.	1,125	22,320
Citizens Holding Co.	414	8,673
City Holding Co.	1,291	89,789
Civista Bancshares, Inc.	1,318	23,105
CNB Financial Corp.	1,282	27,294
Coastal Financial Corp.(1)	530	11,130
Codorus Valley Bancorp, Inc.	729	12,364
Colony Bankcorp, Inc.	655	9,596
Columbia Banking System, Inc.	6,184	222,006
Community Bank System, Inc.	4,556	283,884
Community Bankers Trust Corp.	1,884	12,717
Community Financial Corp. (The)	347	9,189
Community Trust Bancorp, Inc.	1,316	48,758
ConnectOne Bancorp, Inc.	2,830	56,006
County Bancorp, Inc.	442	9,759
CrossFirst Bankshares, Inc.(1)	4,100	44,075
Customers Bancorp, Inc.(1)	2,287	41,578
CVB Financial Corp.	10,828	211,146
Dime Community Bancshares, Inc.	2,786	43,935
Eagle Bancorp Montana, Inc.	556	11,798
Security	Shares	Value
Banks (continued)
Eagle Bancorp, Inc.	2,865	$ 118,325
Eastern Bankshares, Inc.(1)	13,899	226,693
Enterprise Bancorp, Inc.	790	20,185
Enterprise Financial Services Corp.	2,151	75,177
Equity Bancshares, Inc., Class A(1)	1,296	27,981
Esquire Financial Holdings, Inc.(1)	506	9,710
Evans Bancorp, Inc.	406	11,181
Farmers & Merchants Bancorp, Inc.	778	17,894
Farmers National Banc Corp.	1,937	25,704
FB Financial Corp.	2,491	86,512
Fidelity D&D Bancorp, Inc.	249	16,026
Financial Institutions, Inc.	1,360	30,600
First Bancorp, Inc. (The)	691	17,551
First Bancorp.	2,504	84,710
First BanCorp. / Puerto Rico	18,815	173,474
First Bancshares, Inc. (The)	1,827	56,418
First Bank / Hamilton	1,315	12,335
First Busey Corp.	4,434	95,553
First Business Financial Services, Inc.	708	13,034
First Capital, Inc.(2)	286	17,320
First Choice Bancorp	879	16,253
First Commonwealth Financial Corp.	8,496	92,946
First Community Bankshares, Inc.	1,464	31,593
First Community Corp. / SC	633	10,755
First Financial Bancorp	8,499	148,987
First Financial Bankshares, Inc.	11,001	397,961
First Financial Corp. / IN	1,151	44,716
First Foundation, Inc.	3,136	62,720
First Guaranty Bancshares, Inc.	412	7,321
First Internet Bancorp	680	19,543
First Interstate BancSystem, Inc., Class A	3,394	138,373
First Merchants Corp.	4,649	173,919
First Mid Bancshares, Inc.	1,248	42,008
First Midwest Bancorp, Inc.	10,072	160,346
First Northwest Bancorp	864	13,478
First of Long Island Corp. (The)	2,051	36,610
First Savings Financial Group, Inc.	165	10,725
First United Corp.	593	9,192
First Western Financial, Inc.(1)	552	10,803
Flushing Financial Corp.	2,270	37,773
FNCB Bancorp, Inc.	1,509	9,658
Franklin Financial Services Corp.	369	9,974
Fulton Financial Corp.	13,299	169,163
FVCBankcorp, Inc.(1)	1,064	15,641
German American Bancorp, Inc.	2,058	68,099
Glacier Bancorp, Inc.	8,164	375,626
Great Southern Bancorp, Inc.	940	45,966

8
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Banks (continued)
Great Western Bancorp, Inc.	4,997	$ 104,437
Guaranty Bancshares, Inc.	666	19,947
Hancock Whitney Corp.	7,426	252,633
Hanmi Financial Corp.	2,767	31,378
HarborOne Bancorp, Inc.(1)	4,676	50,781
Hawthorn Bancshares, Inc.	518	11,344
HBT Financial, Inc.	782	11,847
Heartland Financial USA, Inc.	3,037	122,604
Heritage Commerce Corp.	4,704	41,724
Heritage Financial Corp.	3,121	73,000
Hilltop Holdings, Inc.	6,020	165,610
Home BancShares, Inc.	12,815	249,636
HomeTrust Bancshares, Inc.	1,500	28,965
Hope Bancorp, Inc.	10,521	114,784
Horizon Bancorp	3,678	58,333
Howard Bancorp, Inc.(1)	1,153	13,617
Independent Bank Corp.	2,754	201,152
Independent Bank Corp. / MI	1,901	35,111
Independent Bank Group, Inc.	3,094	193,437
International Bancshares Corp.	4,471	167,394
Investar Holding Corp.	717	11,859
Investors Bancorp, Inc.	19,322	204,040
Lakeland Bancorp, Inc.	4,377	55,588
Lakeland Financial Corp.	2,121	113,643
Landmark Bancorp, Inc. / Manhattan KS	348	7,952
LCNB Corp.	1,068	15,689
Level One Bancorp, Inc.	443	8,962
Limestone Bancorp, Inc.(1)	446	5,602
Live Oak Bancshares, Inc.	2,347	111,389
Macatawa Bank Corp.	2,061	17,251
Mackinac Financial Corp.	813	10,374
MainStreet Bancshares, Inc.(1)	626	10,586
Mercantile Bank Corp.	1,436	39,016
Meridian Corp.	474	9,859
Metrocity Bankshares, Inc.	1,365	19,683
Metropolitan Bank Holding Corp.(1)	542	19,658
Mid Penn Bancorp, Inc.	399	8,738
Middlefield Banc Corp.	528	11,880
Midland States Bancorp, Inc.	1,739	31,076
MidWestOne Financial Group, Inc.	980	24,010
MVB Financial Corp.	740	16,783
National Bank Holdings Corp., Class A	2,643	86,585
National Bankshares, Inc.	531	16,626
NBT Bancorp, Inc.	3,663	117,582
Nicolet Bankshares, Inc.(1)	802	53,213
Northeast Bank(1)	637	14,345
Northrim BanCorp, Inc.	525	17,824
Security	Shares	Value
Banks (continued)
Norwood Financial Corp.	502	$ 13,137
Oak Valley Bancorp	573	9,523
OceanFirst Financial Corp.	4,703	87,617
OFG Bancorp	4,325	80,186
Ohio Valley Banc Corp.	358	8,449
Old National Bancorp	13,737	227,485
Old Second Bancorp, Inc.	2,274	22,967
Origin Bancorp, Inc.	1,666	46,265
Orrstown Financial Services, Inc.	900	14,895
Pacific Premier Bancorp, Inc.	6,814	213,483
Park National Corp.	1,267	133,048
Parke Bancorp, Inc.	607	9,469
Partners Bancorp(2)	872	5,668
PCB Bancorp	976	9,867
Peapack-Gladstone Financial Corp.	1,655	37,668
Penns Woods Bancorp, Inc.	622	16,178
Peoples Bancorp of North Carolina, Inc.	408	9,392
Peoples Bancorp, Inc.	1,418	38,414
Peoples Financial Services Corp.	676	24,850
Plumas Bancorp	411	9,659
Preferred Bank / Los Angeles	1,229	62,028
Premier Financial Bancorp, Inc.	911	12,107
Professional Holding Corp., Class A(1)	980	15,121
QCR Holdings, Inc.	1,290	51,071
RBB Bancorp	1,147	17,641
Red River Bancshares, Inc.	422	20,910
Reliant Bancorp, Inc.	914	17,019
Renasant Corp.	4,562	153,648
Republic Bancorp, Inc., Class A	907	32,715
Republic First Bancorp, Inc.(1)	4,071	11,602
Richmond Mutual BanCorp, Inc.	1,092	14,917
S&T Bancorp, Inc.	3,252	80,780
Salisbury Bancorp, Inc.	224	8,348
Sandy Spring Bancorp, Inc.	4,070	131,013
SB Financial Group, Inc.	627	11,462
Seacoast Banking Corp. of Florida(1)	4,301	126,664
Select Bancorp, Inc.(1)	954	9,034
ServisFirst Bancshares, Inc.	4,180	168,412
Shore Bancshares, Inc.	977	14,264
Sierra Bancorp	1,243	29,733
Silvergate Capital Corp., Class A(1)	1,362	101,210
Simmons First National Corp., Class A	9,068	195,778
SmartFinancial, Inc.	1,098	19,918
South Plains Financial, Inc.	868	16,449
South State Corp.	5,964	431,197
Southern First Bancshares, Inc.(1)	613	21,670
Southern National Bancorp of Virginia, Inc.	1,573	19,049

9
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Banks (continued)
Southside Bancshares, Inc.	2,786	$ 86,450
Spirit of Texas Bancshares, Inc.	1,176	19,757
Stock Yards Bancorp, Inc.	1,843	74,605
Summit Financial Group, Inc.	955	21,086
Texas Capital Bancshares, Inc.(1)	4,238	252,161
Tompkins Financial Corp.	1,253	88,462
TowneBank	5,819	136,630
TriCo Bancshares	2,280	80,438
TriState Capital Holdings, Inc.(1)	1,979	34,435
Triumph Bancorp, Inc.(1)	1,993	96,760
Trustmark Corp.	5,369	146,627
UMB Financial Corp.	3,754	258,988
United Bankshares, Inc.	10,372	336,053
United Community Banks, Inc.	6,543	186,083
United Security Bancshares	1,143	8,058
Unity Bancorp, Inc.	677	11,881
Univest Financial Corp.	2,577	53,035
Valley National Bancorp	33,956	331,071
Veritex Holdings, Inc.	4,081	104,718
Washington Trust Bancorp, Inc.	1,507	67,514
WesBanco, Inc.	5,658	169,514
West BanCorp, Inc.	1,387	26,769
Westamerica BanCorp.	2,275	125,785
		$ 16,300,067
Beverages — 0.3%
Celsius Holdings, Inc.(1)	3,035	$ 152,691
Coca-Cola Consolidated, Inc.	420	111,833
MGP Ingredients, Inc.	1,083	50,966
National Beverage Corp.	989	83,966
NewAge, Inc.(1)	6,381	16,782
Primo Water Corp.	13,089	205,236
		$ 621,474
Biotechnology — 10.7%
89bio, Inc.(1)	560	$ 13,647
Abeona Therapeutics, Inc.(1)	5,204	8,170
ADMA Biologics, Inc.(1)(2)	4,185	8,161
Adverum Biotechnologies, Inc.(1)	7,403	80,249
Aeglea BioTherapeutics, Inc.(1)	3,710	29,198
Affimed NV(1)	7,002	40,752
Agenus, Inc.(1)	12,229	38,888
Akebia Therapeutics, Inc.(1)	11,500	32,200
Akero Therapeutics, Inc.(1)	970	25,026
Akouos, Inc.(1)	1,237	24,530
Albireo Pharma, Inc.(1)	1,419	53,227
Security	Shares	Value
Biotechnology (continued)
Alector, Inc.(1)	4,089	$ 61,867
Aligos Therapeutics, Inc.(1)	846	23,392
Allakos, Inc.(1)(2)	2,151	301,140
Allogene Therapeutics, Inc.(1)	4,594	115,953
Allovir, Inc.(1)	1,527	58,698
ALX Oncology Holdings, Inc.(1)	816	70,339
Amicus Therapeutics, Inc.(1)	21,667	500,291
AnaptysBio, Inc.(1)	2,097	45,085
Anavex Life Sciences Corp.(1)(2)	3,787	20,450
Anika Therapeutics, Inc.(1)	1,202	54,403
Annexon, Inc.(1)	1,256	31,438
Apellis Pharmaceuticals, Inc.(1)	5,030	287,716
Applied Genetic Technologies Corp. / DE(1)	2,062	8,434
Applied Molecular Transport, Inc.(1)	1,058	32,555
Applied Therapeutics, Inc.(1)(2)	1,179	25,950
Aprea Therapeutics, Inc.(1)(2)	555	2,731
Aptinyx, Inc.(1)(2)	2,169	7,505
Aravive, Inc.(1)(2)	1,074	6,057
Arcturus Therapeutics Holdings, Inc.(1)	1,844	79,993
Arcus Biosciences, Inc.(1)	3,592	93,248
Arcutis Biotherapeutics, Inc.(1)	1,540	43,320
Ardelyx, Inc.(1)	5,443	35,216
Arena Pharmaceuticals, Inc.(1)	4,870	374,162
Arrowhead Pharmaceuticals, Inc.(1)	8,408	645,146
Assembly Biosciences, Inc.(1)	2,472	14,956
Atara Biotherapeutics, Inc.(1)	6,167	121,058
Athenex, Inc.(1)	5,991	66,260
Athersys, Inc.(1)(2)	15,321	26,812
Atreca, Inc., Class A(1)	2,420	39,083
AVEO Pharmaceuticals, Inc.(1)	1,202	6,936
Avid Bioservices, Inc.(1)	4,695	54,180
Avidity Biosciences, Inc.(1)(2)	1,425	36,366
Avrobio, Inc.(1)	2,729	38,042
Axcella Health, Inc.(1)	145	753
Aziyo Biologics, Inc., Class A(1)	185	2,522
Beam Therapeutics, Inc.(1)(2)	3,342	272,841
Beyondspring, Inc.(1)(2)	944	11,517
BioCryst Pharmaceuticals, Inc.(1)(2)	15,052	112,137
Biohaven Pharmaceutical Holding Co., Ltd.(1)	4,030	345,411
Bioxcel Therapeutics, Inc.(1)	935	43,197
Black Diamond Therapeutics, Inc.(1)	1,541	49,389
Blueprint Medicines Corp.(1)	4,636	519,927
BrainStorm Cell Therapeutics, Inc.(1)	2,356	10,661
Bridgebio Pharma, Inc.(1)(2)	6,206	441,309
C4 Therapeutics, Inc.(1)	894	29,618
Cabaletta Bio, Inc.(1)(2)	1,125	14,040
Calithera Biosciences, Inc.(1)	5,810	28,527

10
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Calyxt, Inc.(1)(2)	700	$ 2,954
CareDx, Inc.(1)	4,080	295,596
CASI Pharmaceuticals, Inc.(1)	4,345	12,818
Catabasis Pharmaceuticals, Inc.(1)(2)	1,594	3,411
Catalyst Biosciences, Inc.(1)	1,540	9,717
Catalyst Pharmaceuticals, Inc.(1)	9,063	30,270
Cellular Biomedicine Group, Inc.(1)	958	17,608
CEL-SCI Corp.(1)(2)	2,865	33,406
Centogene NV(1)	160	1,725
Checkmate Pharmaceuticals, Inc.(1)	430	6,274
Checkpoint Therapeutics, Inc.(1)	2,033	5,387
ChemoCentryx, Inc.(1)	4,225	261,612
Chimerix, Inc.(1)	3,539	17,093
Chinook Therapeutics, Inc.(1)	1,109	17,589
Cidara Therapeutics, Inc.(1)	2,951	5,902
Clovis Oncology, Inc.(1)(2)	6,387	30,658
Codiak Biosciences, Inc.(1)	465	15,020
Cohbar, Inc.(1)(2)	2,162	2,897
Coherus Biosciences, Inc.(1)	5,115	88,899
Concert Pharmaceuticals, Inc.(1)	2,332	29,476
Constellation Pharmaceuticals, Inc.(1)(2)	2,388	68,774
ContraFect Corp.(1)(2)	1,190	6,010
Corbus Pharmaceuticals Holdings, Inc.(1)	5,006	6,258
Cortexyme, Inc.(1)(2)	1,389	38,586
Crinetics Pharmaceuticals, Inc.(1)(2)	2,390	33,723
Cue Biopharma, Inc.(1)	2,450	30,650
Cyclerion Therapeutics, Inc.(1)	2,036	6,230
Cytokinetics, Inc.(1)(2)	5,655	117,511
CytomX Therapeutics, Inc.(1)	3,689	24,163
Deciphera Pharmaceuticals, Inc.(1)	3,305	188,616
Denali Therapeutics, Inc.(1)	5,268	441,248
Dermtech, Inc.(1)(2)	716	23,227
Dicerna Pharmaceuticals, Inc.(1)	5,739	126,430
Dyadic International, Inc.(1)	1,703	9,162
Dynavax Technologies Corp.(1)(2)	7,901	35,159
Dyne Therapeutics, Inc.(1)	1,192	25,032
Eagle Pharmaceuticals, Inc.(1)	867	40,376
Editas Medicine, Inc.(1)(2)	5,352	375,229
Eidos Therapeutics, Inc.(1)	939	123,554
Eiger BioPharmaceuticals, Inc.(1)	2,068	25,416
Emergent BioSolutions, Inc.(1)	3,780	338,688
Enanta Pharmaceuticals, Inc.(1)	1,658	69,802
Enochian Biosciences, Inc.(1)(2)	355	1,047
Epizyme, Inc.(1)	7,880	85,577
Esperion Therapeutics, Inc.(1)(2)	2,273	59,098
Evelo Biosciences, Inc.(1)(2)	1,133	13,698
Exicure, Inc.(1)	5,239	9,273
Security	Shares	Value
Biotechnology (continued)
Fate Therapeutics, Inc.(1)	6,000	$ 545,580
Fennec Pharmaceuticals, Inc.(1)	1,908	14,215
FibroGen, Inc.(1)(2)	7,057	261,744
Five Prime Therapeutics, Inc.(1)	2,310	39,293
Flexion Therapeutics, Inc.(1)(2)	3,730	43,044
Foghorn Therapeutics, Inc.(1)	602	12,203
Forma Therapeutics Holdings, Inc.(1)	1,373	47,918
Fortress Biotech, Inc.(1)	5,129	16,259
Frequency Therapeutics, Inc.(1)(2)	2,140	75,456
G1 Therapeutics, Inc.(1)(2)	2,920	52,531
Galectin Therapeutics, Inc.(1)	2,845	6,373
Galera Therapeutics, Inc.(1)	750	7,673
Generation Bio Co.(1)(2)	1,046	29,654
Genprex, Inc.(1)(2)	2,520	10,458
Geron Corp.(1)(2)	24,481	38,925
GlycoMimetics, Inc.(1)	2,997	11,269
Gossamer Bio, Inc.(1)	4,379	42,345
Gritstone Oncology, Inc.(1)(2)	2,176	8,573
Halozyme Therapeutics, Inc.(1)(2)	11,139	475,747
Harpoon Therapeutics, Inc.(1)(2)	637	10,581
Heron Therapeutics, Inc.(1)(2)	7,741	163,838
Homology Medicines, Inc.(1)	3,003	33,904
Hookipa Pharma, Inc.(1)(2)	859	9,526
iBio, Inc.(1)	15,089	15,843
Ideaya Biosciences, Inc.(1)	1,062	14,868
IGM Biosciences, Inc.(1)(2)	627	55,358
Immunic, Inc.(1)	304	4,648
ImmunoGen, Inc.(1)	14,719	94,938
Immunome, Inc.(1)	175	1,694
Immunovant, Inc.(1)	3,141	145,083
Inhibrx, Inc.(1)	681	22,453
Inovio Pharmaceuticals, Inc.(1)(2)	13,360	118,236
Inozyme Pharma, Inc.(1)	692	14,283
Insmed, Inc.(1)	8,627	287,193
Intellia Therapeutics, Inc.(1)(2)	4,270	232,288
Intercept Pharmaceuticals, Inc.(1)	2,290	56,563
Invitae Corp.(1)(2)	9,836	411,243
Ironwood Pharmaceuticals, Inc.(1)	13,813	157,330
iTeos Therapeutics, Inc.(1)	911	30,810
IVERIC bio, Inc.(1)	6,845	47,299
Jounce Therapeutics, Inc.(1)	1,233	8,631
Kadmon Holdings, Inc.(1)	13,434	55,751
KalVista Pharmaceuticals, Inc.(1)	1,030	19,560
Karuna Therapeutics, Inc.(1)(2)	1,370	139,178
Karyopharm Therapeutics, Inc.(1)(2)	6,194	95,883
Keros Therapeutics, Inc.(1)	1,092	77,030
Kezar Life Sciences, Inc.(1)	2,239	11,688

11
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Kindred Biosciences, Inc.(1)	3,315	$ 14,288
Kiniksa Pharmaceuticals, Ltd., Class A(1)	2,278	40,252
Kodiak Sciences, Inc.(1)(2)	2,699	396,510
Kronos Bio, Inc.(1)	1,224	36,561
Krystal Biotech, Inc.(1)	1,152	69,120
Kura Oncology, Inc.(1)	5,246	171,334
Kymera Therapeutics, Inc.(1)	845	52,390
La Jolla Pharmaceutical Co.(1)(2)	1,535	5,956
Lexicon Pharmaceuticals, Inc.(1)(2)	3,782	12,934
Ligand Pharmaceuticals, Inc.(1)(2)	1,274	126,699
LogicBio Therapeutics, Inc.(1)	670	5,112
MacroGenics, Inc.(1)	4,499	102,847
Madrigal Pharmaceuticals, Inc.(1)(2)	787	87,491
Magenta Therapeutics, Inc.(1)(2)	1,719	13,477
MannKind Corp.(1)(2)	18,965	59,360
Marker Therapeutics, Inc.(1)(2)	2,391	3,467
MediciNova, Inc.(1)(2)	3,274	17,221
MEI Pharma, Inc.(1)	7,667	20,241
MeiraGTx Holdings PLC(1)(2)	1,781	26,964
Mersana Therapeutics, Inc.(1)	4,536	120,703
Metacrine, Inc.(1)	555	4,362
Minerva Neurosciences, Inc.(1)	2,206	5,162
Mirati Therapeutics, Inc.(1)	3,614	793,779
Mirum Pharmaceuticals, Inc.(1)(2)	225	3,929
Molecular Templates, Inc.(1)	2,142	20,113
Morphic Holding, Inc.(1)	1,210	40,595
Mustang Bio, Inc.(1)(2)	4,255	16,105
Myriad Genetics, Inc.(1)	6,149	121,596
NantKwest, Inc.(1)	2,540	33,858
Natera, Inc.(1)	6,336	630,559
Neoleukin Therapeutics, Inc.(1)	2,623	36,984
Neubase Therapeutics, Inc.(2)	1,525	10,660
NeuroBo Pharmaceuticals, Inc.(1)	378	1,985
NextCure, Inc.(1)	1,210	13,189
Nkarta, Inc.(1)	1,385	85,136
Novavax, Inc.(1)(2)	5,163	575,726
Nurix Therapeutics, Inc.(1)	946	31,104
Nymox Pharmaceutical Corp.(1)(2)	3,482	8,635
Oncocyte Corp.(1)(2)	5,296	12,657
Oncorus, Inc.(1)	555	17,943
OPKO Health, Inc.(1)(2)	34,651	136,871
Organogenesis Holdings, Inc.(1)(2)	930	7,003
Orgenesis, Inc.(1)	1,596	7,182
ORIC Pharmaceuticals, Inc.(1)(2)	1,859	62,927
Ovid Therapeutics, Inc.(1)(2)	3,782	8,736
Oyster Point Pharma, Inc.(1)(2)	485	9,128
Pandion Therapeutics, Inc.(1)	637	9,459
Security	Shares	Value
Biotechnology (continued)
Passage Bio, Inc.(1)(2)	2,085	$ 53,313
PhaseBio Pharmaceuticals, Inc.(1)(2)	1,211	4,069
Pieris Pharmaceuticals, Inc.(1)	3,015	7,538
PMV Pharmaceuticals, Inc.(1)	1,144	70,367
Poseida Therapeutics, Inc.(1)	1,144	12,550
Praxis Precision Medicines, Inc.(1)	924	50,838
Precigen, Inc.(1)(2)	5,972	60,914
Precision BioSciences, Inc.(1)(2)	4,034	33,644
Prelude Therapeutics, Inc.(1)	769	55,022
Prevail Therapeutics, Inc.(1)	1,221	28,168
Protagonist Therapeutics, Inc.(1)	2,581	52,033
Protara Therapeutics, Inc.(1)	178	4,309
Prothena Corp. PLC(1)	2,577	30,950
PTC Therapeutics, Inc.(1)	5,176	315,891
Puma Biotechnology, Inc.(1)	2,522	25,876
Radius Health, Inc.(1)(2)	3,845	68,672
Rapt Therapeutics, Inc.(1)(2)	969	19,138
REGENXBIO, Inc.(1)	2,991	135,672
Relay Therapeutics, Inc.(1)	2,743	113,999
Replimune Group, Inc.(1)	1,993	76,033
REVOLUTION Medicines, Inc.(1)	3,287	130,132
Rhythm Pharmaceuticals, Inc.(1)	2,970	88,298
Rigel Pharmaceuticals, Inc.(1)	14,810	51,835
Rocket Pharmaceuticals, Inc.(1)	3,009	165,014
Rubius Therapeutics, Inc.(1)(2)	2,811	21,335
Sangamo Therapeutics, Inc.(1)	9,803	152,976
Savara, Inc.(1)	2,257	2,596
Scholar Rock Holding Corp.(1)	2,007	97,400
Selecta Biosciences, Inc.(1)	5,991	18,153
Seres Therapeutics, Inc.(1)(2)	4,524	110,838
Shattuck Labs, Inc.(1)	1,098	57,546
Soleno Therapeutics, Inc.(1)	2,954	5,701
Solid Biosciences, Inc.(1)	2,355	17,851
Sorrento Therapeutics, Inc.(1)(2)	20,966	143,093
Spectrum Pharmaceuticals, Inc.(1)	12,291	41,912
Spero Therapeutics, Inc.(1)(2)	1,713	33,215
SpringWorks Therapeutics, Inc.(1)	2,013	145,983
Spruce Biosciences, Inc.(1)	584	14,197
SQZ Biotechnologies Co.(1)(2)	373	10,810
Stoke Therapeutics, Inc.(1)(2)	1,079	66,822
Sutro Biopharma, Inc.(1)	2,222	48,240
Syndax Pharmaceuticals, Inc.(1)	2,380	52,931
Syros Pharmaceuticals, Inc.(1)	3,667	39,787
Taysha Gene Therapies, Inc.(1)	727	19,295
TCR2 Therapeutics, Inc.(1)	2,165	66,963
TG Therapeutics, Inc.(1)	9,657	502,357
Translate Bio, Inc.(1)	5,808	107,041

12
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Travere Therapeutics, Inc.(1)	4,169	$ 113,626
Turning Point Therapeutics, Inc.(1)	3,110	378,953
Twist Bioscience Corp.(1)	2,788	393,917
Tyme Technologies, Inc.(1)(2)	6,120	7,466
Ultragenyx Pharmaceutical, Inc.(1)	5,292	732,572
UNITY Biotechnology, Inc.(1)(2)	2,907	15,233
UroGen Pharma, Ltd.(1)(2)	1,653	29,787
Vanda Pharmaceuticals, Inc.(1)	4,281	56,252
Vaxart, Inc.(1)(2)	3,934	22,463
Vaxcyte, Inc.(1)	1,552	41,237
VBI Vaccines, Inc.(1)(2)	14,103	38,783
Veracyte, Inc.(1)	4,880	238,827
Verastem, Inc.(1)	14,449	30,776
Vericel Corp.(1)(2)	3,863	119,289
Viela Bio, Inc.(1)(2)	1,767	63,559
Viking Therapeutics, Inc.(1)(2)	5,553	31,263
Vir Biotechnology, Inc.(1)(2)	4,566	122,277
Voyager Therapeutics, Inc.(1)	2,021	14,450
vTv Therapeutics, Inc., Class A(1)	857	1,594
X4 Pharmaceuticals, Inc.(1)	987	6,346
XBiotech, Inc.(1)(2)	1,143	17,888
Xencor, Inc.(1)	4,645	202,661
XOMA Corp.(1)	537	23,698
Y-mAbs Therapeutics, Inc.(1)	2,645	130,954
Zentalis Pharmaceuticals, Inc.(1)	2,408	125,072
ZIOPHARM Oncology, Inc.(1)(2)	18,832	47,457
		$ 23,376,515
Building Products — 1.4%
AAON, Inc.	3,499	$ 233,138
Advanced Drainage Systems, Inc.	4,737	395,918
Alpha Pro Tech, Ltd.(1)(2)	1,081	12,053
American Woodmark Corp.(1)	1,481	138,992
Apogee Enterprises, Inc.	2,204	69,823
Builders FirstSource, Inc.(1)	9,856	402,223
Caesarstone, Ltd.	1,950	25,136
Cornerstone Building Brands, Inc.(1)	3,510	32,573
CSW Industrials, Inc.	1,167	130,599
Gibraltar Industries, Inc.(1)	2,731	196,468
Griffon Corp.	3,669	74,774
Insteel Industries, Inc.	1,366	30,421
JELD-WEN Holding, Inc.(1)	5,688	144,248
Masonite International Corp.(1)	2,076	204,154
PGT Innovations, Inc.(1)	5,079	103,307
Quanex Building Products Corp.	3,015	66,843
Resideo Technologies, Inc.(1)	12,197	259,308
Simpson Manufacturing Co., Inc.	3,650	341,092
Security	Shares	Value
Building Products (continued)
UFP Industries, Inc.	5,097	$ 283,138
		$ 3,144,208
Capital Markets — 1.5%
Artisan Partners Asset Management, Inc., Class A	4,606	$ 231,866
Assetmark Financial Holdings(1)	1,445	34,969
Associated Capital Group, Inc., Class A	224	7,867
B. Riley Financial, Inc.(2)	1,590	70,310
BGC Partners, Inc., Class A	26,929	107,716
Blucora, Inc.(1)	4,225	67,220
Brightsphere Investment Group, Inc.	5,425	104,594
Cohen & Steers, Inc.	2,048	152,166
Cowen, Inc., Class A	2,148	55,827
Diamond Hill Investment Group, Inc.	250	37,318
Donnelley Financial Solutions, Inc.(1)	2,855	48,449
Federated Hermes, Inc., Class B	8,230	237,765
Focus Financial Partners, Inc., Class A(1)	2,587	112,534
GAMCO Investors, Inc., Class A	342	6,067
Greenhill & Co., Inc.	1,309	15,891
Hamilton Lane, Inc., Class A	2,688	209,798
Houlihan Lokey, Inc.	4,361	293,190
Moelis & Co., Class A	4,426	206,960
Oppenheimer Holdings, Inc., Class A	932	29,293
Piper Sandler Cos.	1,539	155,285
PJT Partners, Inc., Class A	1,985	149,371
Pzena Investment Management, Inc., Class A	1,231	8,986
Safeguard Scientifics, Inc.(1)	1,902	12,135
Sculptor Capital Management, Inc.	1,486	22,587
Siebert Financial Corp.(1)(2)	596	2,503
Silvercrest Asset Management Group, Inc., Class A	548	7,612
StepStone Group, Inc., Class A(1)	1,628	64,794
Stifel Financial Corp.	8,518	429,818
StoneX Group, Inc.(1)	1,391	80,539
Value Line, Inc.	91	3,000
Virtus Investment Partners, Inc.	634	137,578
Waddell & Reed Financial, Inc., Class A	5,145	131,043
Westwood Holdings Group, Inc.	603	8,744
WisdomTree Investments, Inc.	11,656	62,360
		$ 3,306,155
Chemicals — 1.7%
Advanced Emissions Solutions, Inc.	1,851	$ 10,180
AdvanSix, Inc.(1)	2,631	52,594
AgroFresh Solutions, Inc.(1)	2,627	5,963
American Vanguard Corp.	2,506	38,893
Amyris, Inc.(1)(2)	9,084	56,094

13
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Chemicals (continued)
Avient Corp.	7,655	$ 308,343
Balchem Corp.	2,695	310,518
Chase Corp.	627	63,333
Ferro Corp.(1)	7,188	105,160
FutureFuel Corp.	1,874	23,800
GCP Applied Technologies, Inc.(1)	4,259	100,725
Hawkins, Inc.	749	39,180
HB Fuller Co.	4,312	223,707
Ingevity Corp.(1)	3,479	263,465
Innospec, Inc.	2,126	192,892
Intrepid Potash, Inc.(1)	831	20,069
Koppers Holdings, Inc.(1)	1,571	48,952
Kraton Corp.(1)	2,659	73,894
Kronos Worldwide, Inc.	1,877	27,986
Livent Corp.(1)(2)	12,684	238,967
Marrone Bio Innovations, Inc.(1)	4,928	6,160
Minerals Technologies, Inc.	2,970	184,496
Orion Engineered Carbons S.A.	5,256	90,088
PQ Group Holdings, Inc.(1)	3,089	44,049
Quaker Chemical Corp.(2)	1,114	282,276
Rayonier Advanced Materials, Inc.(1)	5,330	34,752
Sensient Technologies Corp.	3,554	262,179
Stepan Co.	1,805	215,373
Trecora Resources(1)	1,798	12,568
Tredegar Corp.	2,145	35,821
Trinseo S.A.	3,353	171,707
Tronox Holdings PLC, Class A(1)	7,808	114,153
		$ 3,658,337
Commercial Services & Supplies — 1.9%
ABM Industries, Inc.	5,616	$ 212,509
ACCO Brands Corp.	7,737	65,378
Brady Corp., Class A	3,947	208,481
BrightView Holdings, Inc.(1)	3,485	52,693
Brink's Co. (The)	4,122	296,784
Casella Waste Systems, Inc., Class A(1)	4,074	252,384
CECO Environmental Corp.(1)	2,281	15,876
Cimpress PLC(1)(2)	1,550	135,997
CompX International, Inc.	124	1,765
Covanta Holding Corp.	10,319	135,488
Deluxe Corp.	3,758	109,734
Ennis, Inc.	2,271	40,537
Harsco Corp.(1)	6,801	122,282
Healthcare Services Group, Inc.	6,468	181,751
Heritage-Crystal Clean, Inc.(1)	1,244	26,211
Herman Miller, Inc.	5,154	174,205
HNI Corp.	3,572	123,091
Security	Shares	Value
Commercial Services & Supplies (continued)
IBEX Holdings, Ltd.(1)	410	$ 7,667
Interface, Inc.	5,094	53,487
KAR Auction Services, Inc.	10,820	201,360
Kimball International, Inc., Class B	3,203	38,276
Knoll, Inc.	4,151	60,937
Matthews International Corp., Class A	2,709	79,645
McGrath RentCorp	2,127	142,722
Montrose Environmental Group, Inc.(1)	935	28,948
NL Industries, Inc.	532	2,543
PICO Holdings, Inc.(1)	1,974	18,457
Pitney Bowes, Inc.	15,446	95,147
Quad / Graphics, Inc.	2,476	9,458
SP Plus Corp.(1)	1,895	54,633
Steelcase, Inc., Class A	7,782	105,446
Team, Inc.(1)	2,411	26,280
Tetra Tech, Inc.	4,515	522,747
UniFirst Corp.	1,264	267,576
US Ecology, Inc.	2,750	99,907
Viad Corp.	1,775	64,202
VSE Corp.	650	25,018
		$ 4,059,622
Communications Equipment — 0.8%
Acacia Communications, Inc.(1)	3,332	$ 243,103
ADTRAN, Inc.	4,115	60,778
Applied Optoelectronics, Inc.(1)(2)	1,515	12,893
CalAmp Corp.(1)	3,105	30,802
Calix, Inc.(1)	4,525	134,664
Cambium Networks Corp.(1)	360	9,029
Casa Systems, Inc.(1)	2,241	13,827
Clearfield, Inc.(1)	1,022	25,264
Comtech Telecommunications Corp.	2,055	42,518
Digi International, Inc.(1)	2,313	43,716
DZS, Inc.(1)	1,018	15,748
Extreme Networks, Inc.(1)	10,748	74,054
Genasys, Inc.(1)	2,905	18,941
Harmonic, Inc.(1)	7,210	53,282
Infinera Corp.(1)(2)	13,753	144,131
Inseego Corp.(1)(2)	6,022	93,160
KVH Industries, Inc.(1)	1,491	16,923
NETGEAR, Inc.(1)	2,672	108,563
NetScout Systems, Inc.(1)	5,924	162,436
PCTEL, Inc.	1,556	10,223
Plantronics, Inc.(2)	2,716	73,413
Resonant, Inc.(1)	4,377	11,599
Ribbon Communications, Inc.(1)	5,864	38,468

14
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Communications Equipment (continued)
Viavi Solutions, Inc.(1)	19,143	$ 286,666
		$ 1,724,201
Construction & Engineering — 1.4%
Aegion Corp.(1)	2,830	$ 53,742
Ameresco, Inc., Class A(1)	2,085	108,920
API Group Corp.(1)(3)	11,730	212,900
Arcosa, Inc.	4,068	223,455
Argan, Inc.	1,319	58,682
Comfort Systems USA, Inc.	3,010	158,507
Concrete Pumping Holdings, Inc.(1)	980	3,753
Construction Partners, Inc., Class A(1)	2,244	65,323
Dycom Industries, Inc.(1)	2,571	194,162
EMCOR Group, Inc.	4,554	416,509
Fluor Corp.	11,803	188,494
Granite Construction, Inc.	3,992	106,626
Great Lakes Dredge & Dock Corp.(1)	5,123	67,470
HC2 Holdings, Inc.(1)	3,868	12,610
IES Holdings, Inc.(1)	610	28,084
MasTec, Inc.(1)	4,749	323,787
Matrix Service Co.(1)	2,252	24,817
MYR Group, Inc.(1)	1,414	84,981
Northwest Pipe Co.(1)	837	23,687
NV5 Global, Inc.(1)	920	72,478
Primoris Services Corp.	3,859	106,547
Sterling Construction Co., Inc.(1)	2,268	42,207
Tutor Perini Corp.(1)	3,186	41,259
WillScot Mobile Mini Holdings Corp.(1)	13,649	316,247
		$ 2,935,247
Construction Materials — 0.1%
Forterra, Inc.(1)	2,437	$ 41,904
Summit Materials, Inc., Class A(1)	9,769	196,162
United States Lime & Minerals, Inc.	156	17,784
US Concrete, Inc.(1)	1,337	53,440
		$ 309,290
Consumer Finance — 0.7%
Atlanticus Holdings Corp.(1)	446	$ 10,985
Curo Group Holdings Corp.	1,544	22,126
Encore Capital Group, Inc.(1)	2,642	102,906
Enova International, Inc.(1)	2,903	71,907
EZCORP, Inc., Class A(1)	4,319	20,688
FirstCash, Inc.	3,408	238,696
Green Dot Corp., Class A(1)	4,312	240,610
LendingClub Corp.(1)	5,781	61,047
Security	Shares	Value
Consumer Finance (continued)
Navient Corp.	15,411	$ 151,336
Nelnet, Inc., Class A	1,533	109,211
Oportun Financial Corp.(1)	1,717	33,258
PRA Group, Inc.(1)	3,955	156,855
PROG Holdings, Inc.	5,649	304,312
Regional Management Corp.	935	27,919
World Acceptance Corp.(1)(2)	366	37,413
		$ 1,589,269
Containers & Packaging — 0.2%
Greif, Inc., Class A	2,211	$ 103,652
Greif, Inc., Class B	446	21,577
Myers Industries, Inc.	3,117	64,771
O-I Glass, Inc.	13,129	156,235
Pactiv Evergreen, Inc.(1)	3,313	60,098
Ranpak Holdings Corp.(1)	2,558	34,380
UFP Technologies, Inc.(1)	499	23,253
		$ 463,966
Distributors — 0.1%
Core-Mark Holding Co., Inc.	3,796	$ 111,489
Funko, Inc., Class A(1)(2)	1,464	15,196
Greenlane Holdings, Inc., Class A(1)(2)	547	2,166
Weyco Group, Inc.	562	8,902
		$ 137,753
Diversified Consumer Services — 0.5%
Adtalem Global Education, Inc.(1)	4,605	$ 156,340
American Public Education, Inc.(1)	1,323	40,325
Aspen Group, Inc. / CO(1)	1,639	18,242
Carriage Services, Inc.	1,443	45,195
Collectors Universe, Inc.	706	53,232
Franchise Group, Inc.	1,693	51,552
Houghton Mifflin Harcourt Co.(1)	9,080	30,236
Laureate Education, Inc., Class A(1)	9,165	133,442
OneSpaWorld Holdings, Ltd.	4,007	40,631
Perdoceo Education Corp.(1)	5,930	74,896
Regis Corp.(1)	2,003	18,408
Strategic Education, Inc.	2,057	196,094
Stride, Inc.(1)	3,520	74,730
Universal Technical Institute, Inc.(1)	2,549	16,466
Vivint Smart Home, Inc.(1)	6,578	136,493
WW International, Inc.(1)	4,197	102,407
		$ 1,188,689

15
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Diversified Financial Services — 0.2%
Alerus Financial Corp.	1,321	$ 36,156
A-Mark Precious Metals, Inc.	433	11,106
Banco Latinoamericano de Comercio Exterior S.A.	2,614	41,380
Cannae Holdings, Inc.(1)	7,330	324,499
GWG Holdings, Inc.(1)	160	1,118
Marlin Business Services Corp.	795	9,731
SWK Holdings Corp.(1)	313	4,504
		$ 428,494
Diversified Telecommunication Services — 0.7%
Alaska Communications Systems Group, Inc.	4,583	$ 16,911
Anterix, Inc.	926	34,818
ATN International, Inc.	967	40,382
Bandwidth, Inc., Class A(1)(2)	1,635	251,251
Cincinnati Bell, Inc.(1)	4,444	67,904
Cogent Communications Holdings, Inc.	3,622	216,849
Consolidated Communications Holdings, Inc.(1)	5,584	27,306
IDT Corp., Class B(1)	1,470	18,169
Iridium Communications, Inc.(1)	10,022	394,115
Liberty Latin America, Ltd., Class A(1)	4,144	46,123
Liberty Latin America, Ltd., Class C(1)	13,688	151,800
Ooma, Inc.(1)	1,488	21,427
ORBCOMM, Inc.(1)	5,583	41,426
Vonage Holdings Corp.(1)	20,117	259,006
		$ 1,587,487
Electric Utilities — 0.6%
ALLETE, Inc.	4,440	$ 275,014
Genie Energy, Ltd., Class B	1,269	9,149
MGE Energy, Inc.	3,067	214,782
Otter Tail Corp.	3,441	146,621
PNM Resources, Inc.	6,656	323,016
Portland General Electric Co.	7,669	328,003
Spark Energy, Inc., Class A(2)	1,012	9,685
		$ 1,306,270
Electrical Equipment — 1.7%
Allied Motion Technologies, Inc.	635	$ 32,449
American Superconductor Corp.(1)	2,255	52,812
Atkore International Group, Inc.(1)	4,158	170,935
AZZ, Inc.	2,237	106,123
Bloom Energy Corp., Class A(1)	7,516	215,409
Encore Wire Corp.	1,778	107,693
EnerSys	3,562	295,860
FuelCell Energy, Inc.(1)(2)	24,117	269,387
LSI Industries, Inc.	2,264	19,380
Security	Shares	Value
Electrical Equipment (continued)
Orion Energy Systems, Inc.(1)	2,360	$ 23,293
Plug Power, Inc.(1)	31,649	1,073,218
Powell Industries, Inc.	811	23,916
Preformed Line Products Co.	222	15,194
Sunrun, Inc.(1)	12,702	881,265
Thermon Group Holdings, Inc.(1)	2,669	41,716
TPI Composites, Inc.(1)	2,500	131,950
Ultralife Corp.(1)	803	5,195
Vicor Corp.(1)	1,591	146,722
		$ 3,612,517
Electronic Equipment, Instruments & Components — 2.2%
Akoustis Technologies, Inc.(1)(2)	2,215	$ 27,089
Arlo Technologies, Inc.(1)	6,268	48,828
Badger Meter, Inc.	2,442	229,694
Bel Fuse, Inc., Class B	968	14,549
Belden, Inc.	3,697	154,904
Benchmark Electronics, Inc.	3,272	88,377
CTS Corp.	2,855	98,012
Daktronics, Inc.	2,960	13,853
ePlus, Inc.(1)	1,163	102,286
Fabrinet (1)	3,076	238,667
FARO Technologies, Inc.(1)	1,514	106,934
Fitbit, Inc., Class A(1)	21,096	143,453
II-VI, Inc.(1)	8,671	658,649
Insight Enterprises, Inc.(1)	2,953	224,694
Intellicheck, Inc.(1)	1,405	16,024
Iteris, Inc.(1)	3,527	19,927
Itron, Inc.(1)	3,360	322,224
Kimball Electronics, Inc.(1)	2,097	33,531
Knowles Corp.(1)	7,824	144,196
Luna Innovations, Inc.(1)	2,558	25,273
Methode Electronics, Inc.	3,192	122,190
MTS Systems Corp.	1,630	94,801
Napco Security Technologies, Inc.(1)	1,045	27,400
nLight, Inc.(1)	2,790	91,093
Novanta, Inc.(1)	2,867	338,937
OSI Systems, Inc.(1)	1,463	136,381
PAR Technology Corp.(1)	1,596	100,213
PC Connection, Inc.	941	44,500
Plexus Corp.(1)	2,404	188,017
Powerfleet, Inc.(1)	2,416	17,951
Research Frontiers, Inc.(1)	2,344	6,587
Rogers Corp.(1)	1,561	242,408
Sanmina Corp.(1)	5,368	171,185
ScanSource, Inc.(1)	2,089	55,108
TTM Technologies, Inc.(1)	8,703	120,058

16
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Vishay Intertechnology, Inc.	11,135	$ 230,606
Vishay Precision Group, Inc.(1)	1,011	31,826
Wrap Technologies, Inc.(1)(2)	671	3,241
		$ 4,733,666
Energy Equipment & Services — 0.6%
Archrock, Inc.	11,297	$ 97,832
Aspen Aerogels, Inc.(1)	1,806	30,142
Bristow Group, Inc.(1)	578	15,213
Cactus, Inc., Class A	4,031	105,088
ChampionX Corp.(1)	15,564	238,129
DMC Global, Inc.	1,264	54,668
Dril-Quip, Inc.(1)	2,927	86,698
Exterran Corp.(1)	2,624	11,598
Frank's International NV(1)	13,689	37,508
Helix Energy Solutions Group, Inc.(1)	12,468	52,366
Liberty Oilfield Services, Inc., Class A	6,261	64,551
Nabors Industries, Ltd.	622	36,219
National Energy Services Reunited Corp.(1)(2)	2,092	20,774
Newpark Resources, Inc.(1)	7,671	14,728
NexTier Oilfield Solutions, Inc.(1)	13,416	46,151
Oceaneering International, Inc.(1)	8,672	68,942
Oil States International, Inc.(1)	5,061	25,406
Patterson-UTI Energy, Inc.	16,181	85,112
ProPetro Holding Corp.(1)	6,820	50,400
RPC, Inc.(1)	5,124	16,141
Select Energy Services, Inc., Class A(1)	5,076	20,812
Solaris Oilfield Infrastructure, Inc., Class A	2,541	20,684
Tidewater, Inc.(1)	3,229	27,898
Transocean, Ltd.(1)(2)	51,662	119,339
US Silica Holdings, Inc.	6,531	45,848
		$ 1,392,247
Entertainment — 0.2%
AMC Entertainment Holdings, Inc., Class A(2)	3,946	$ 8,366
Cinemark Holdings, Inc.(2)	9,444	164,420
Eros STX Global Corp.(1)(2)	12,880	23,442
Gaia, Inc.(1)	1,050	10,374
Glu Mobile, Inc.(1)	12,561	113,175
IMAX Corp.(1)	4,366	78,675
Liberty Braves Group, Series A(1)	713	17,732
Liberty Braves Group, Series C(1)	3,012	74,939
LiveXLive Media, Inc.(1)	2,426	7,957
Marcus Corp. (The)	1,876	25,288
		$ 524,368
Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 5.2%
Acadia Realty Trust	7,600	$ 107,844
Agree Realty Corp.	4,536	302,007
Alexander & Baldwin, Inc.	6,134	105,382
Alexander's, Inc.	184	51,032
Alpine Income Property Trust, Inc.	598	8,964
American Assets Trust, Inc.	4,223	121,960
American Finance Trust, Inc.	9,434	70,095
Armada Hoffler Properties, Inc.	4,892	54,888
Bluerock Residential Growth REIT, Inc.(2)	2,019	25,581
Broadstone Net Lease, Inc., Class A	2,973	58,211
BRT Apartments Corp.	682	10,366
CareTrust REIT, Inc.	8,004	177,529
CatchMark Timber Trust, Inc., Class A	4,393	41,118
Centerspace	1,104	77,987
Chatham Lodging Trust	3,800	41,040
CIM Commercial Trust Corp.	1,033	14,710
City Office REIT, Inc.	3,686	36,012
Clipper Realty, Inc.	1,313	9,257
Colony Capital, Inc.(2)	40,234	193,526
Columbia Property Trust, Inc.	10,118	145,092
Community Healthcare Trust, Inc.	1,862	87,719
CoreCivic, Inc.	10,458	68,500
CorEnergy Infrastructure Trust, Inc.(2)	1,103	7,556
CorePoint Lodging, Inc.	3,663	25,201
CTO Realty Growth, Inc.	466	19,647
DiamondRock Hospitality Co.	17,564	144,903
Diversified Healthcare Trust	21,033	86,656
Easterly Government Properties, Inc.	6,683	151,370
EastGroup Properties, Inc.	3,294	454,770
Essential Properties Realty Trust, Inc.	8,711	184,673
Farmland Partners, Inc.(2)	2,798	24,343
Four Corners Property Trust, Inc.	5,983	178,114
Franklin Street Properties Corp.	9,022	39,426
Front Yard Residential Corp.	4,415	71,523
GEO Group, Inc. (The)(2)	10,640	94,270
Getty Realty Corp.	2,913	80,224
Gladstone Commercial Corp.	2,560	46,080
Gladstone Land Corp.	1,647	24,112
Global Medical REIT, Inc.	3,362	43,908
Global Net Lease, Inc.	7,553	129,458
Healthcare Realty Trust, Inc.	11,320	335,072
Hersha Hospitality Trust	3,227	25,461
Independence Realty Trust, Inc.	7,851	105,439
Industrial Logistics Properties Trust	5,439	126,674
Innovative Industrial Properties, Inc.(2)	1,812	331,832
iStar, Inc.(2)	6,558	97,386

17
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Kite Realty Group Trust	7,232	$ 108,191
Lexington Realty Trust	23,514	249,719
LTC Properties, Inc.	3,459	134,590
Macerich Co. (The)(2)	12,538	133,780
Mack-Cali Realty Corp.	7,612	94,846
Monmouth Real Estate Investment Corp.	8,073	139,824
National Health Investors, Inc.	3,605	249,358
National Storage Affiliates Trust	5,472	197,156
NETSTREIT Corp.	1,023	19,938
New Senior Investment Group, Inc.	7,208	37,337
NexPoint Residential Trust, Inc.	1,916	81,066
Office Properties Income Trust	4,192	95,242
One Liberty Properties, Inc.	1,306	26,211
Pebblebrook Hotel Trust	10,904	204,995
Physicians Realty Trust	17,486	311,251
Piedmont Office Realty Trust, Inc., Class A	11,004	178,595
Plymouth Industrial REIT, Inc.	2,055	30,825
PotlatchDeltic Corp.	5,585	279,362
Preferred Apartment Communities, Inc., Class A	3,903	28,882
PS Business Parks, Inc.	1,684	223,753
QTS Realty Trust, Inc., Class A	5,308	328,459
Retail Opportunity Investments Corp.	10,264	137,435
Retail Properties of America, Inc., Class A	17,967	153,798
Retail Value, Inc.	1,367	20,327
RLJ Lodging Trust	14,315	202,557
RPT Realty	6,804	58,855
Ryman Hospitality Properties, Inc.	4,227	286,421
Sabra Health Care REIT, Inc.	17,508	304,114
Safehold, Inc.	1,528	110,765
Saul Centers, Inc.	978	30,983
Seritage Growth Properties, Class A(1)(2)	2,944	43,218
Service Properties Trust	13,736	157,827
SITE Centers Corp.	13,531	136,934
STAG Industrial, Inc.	12,775	400,113
Summit Hotel Properties, Inc.	8,982	80,928
Sunstone Hotel Investors, Inc.	18,009	204,042
Tanger Factory Outlet Centers, Inc.(2)	7,997	79,650
Terreno Realty Corp.	5,683	332,512
UMH Properties, Inc.	3,128	46,326
Uniti Group, Inc.	16,329	191,539
Universal Health Realty Income Trust	1,113	71,532
Urban Edge Properties	10,291	133,166
Urstadt Biddle Properties, Inc., Class A	2,599	36,724
Washington Real Estate Investment Trust	7,049	152,470
Whitestone REIT	3,231	25,751
Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Xenia Hotels & Resorts, Inc.	9,886	$ 150,267
		$ 11,338,552
Food & Staples Retailing — 0.7%
Andersons, Inc. (The)	2,690	$ 65,932
BJ's Wholesale Club Holdings, Inc.(1)	11,671	435,095
Chefs' Warehouse, Inc. (The)(1)	2,573	66,100
HF Foods Group, Inc.(1)	3,141	23,620
Ingles Markets, Inc., Class A	1,243	53,026
Natural Grocers by Vitamin Cottage, Inc.	875	12,023
Performance Food Group Co.(1)	10,976	522,567
PriceSmart, Inc.	1,964	178,901
Rite Aid Corp.(1)(2)	4,943	78,248
SpartanNash Co.	3,190	55,538
United Natural Foods, Inc.(1)	4,650	74,261
Village Super Market, Inc., Class A	640	14,118
Weis Markets, Inc.	747	35,714
		$ 1,615,143
Food Products — 1.4%
Alico, Inc.	267	$ 8,282
B&G Foods, Inc.	5,344	148,189
Bridgford Foods Corp.(1)	153	2,788
Calavo Growers, Inc.	1,424	98,868
Cal-Maine Foods, Inc.(1)	3,102	116,449
Darling Ingredients, Inc.(1)	13,479	777,469
Farmer Bros. Co.(1)	847	3,955
Fresh Del Monte Produce, Inc.	2,749	66,168
Freshpet, Inc.(1)	3,300	468,567
Hostess Brands, Inc.(1)	10,500	153,720
J&J Snack Foods Corp.	1,254	194,834
John B. Sanfilippo & Son, Inc.	716	56,464
Laird Superfood, Inc.(1)	261	12,351
Lancaster Colony Corp.	1,588	291,763
Landec Corp.(1)	2,282	24,760
Limoneira Co.	1,228	20,446
Mission Produce, Inc.(1)	609	9,165
Sanderson Farms, Inc.	1,738	229,764
Seneca Foods Corp., Class A(1)	594	23,701
Simply Good Foods Co. (The)(1)	7,196	225,667
Tootsie Roll Industries, Inc.(2)	1,437	42,679
Vital Farms, Inc.(1)	874	22,121
		$ 2,998,170
Gas Utilities — 0.8%
Brookfield Infrastructure Corp., Class A	2,658	$ 192,173

18
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Gas Utilities (continued)
Chesapeake Utilities Corp.	1,388	$ 150,195
New Jersey Resources Corp.	7,985	283,867
Northwest Natural Holding Co.	2,642	121,506
ONE Gas, Inc.	4,392	337,174
RGC Resources, Inc.	587	13,959
South Jersey Industries, Inc.	8,595	185,222
Southwest Gas Holdings, Inc.	4,693	285,100
Spire, Inc.	4,206	269,352
		$ 1,838,548
Health Care Equipment & Supplies — 3.3%
Accelerate Diagnostics, Inc.(1)(2)	2,287	$ 17,335
Accuray, Inc.(1)	6,420	26,771
Acutus Medical, Inc.(1)	838	24,143
Alphatec Holdings, Inc.(1)	4,612	66,966
AngioDynamics, Inc.(1)	3,206	49,148
Antares Pharma, Inc.(1)	14,209	56,694
Apyx Medical Corp.	2,938	21,154
Aspira Women's Health, Inc.(1)(2)	6,816	45,735
AtriCure, Inc.(1)	3,726	207,426
Atrion Corp.	121	77,711
Avanos Medical, Inc.(1)	3,989	183,015
AxoGen, Inc.(1)	2,668	47,757
Axonics Modulation Technologies, Inc.(1)(2)	2,690	134,285
Bellerophon Therapeutics, Inc.(1)	304	2,028
Beyond Air, Inc.(1)	1,155	6,087
BioLife Solutions, Inc.(1)	1,171	46,711
BioSig Technologies, Inc.(1)	1,382	5,390
Cantel Medical Corp.	3,178	250,617
Cardiovascular Systems, Inc.(1)	3,295	144,189
Cerus Corp.(1)	14,314	99,053
Chembio Diagnostics, Inc.(1)(2)	1,721	8,175
Co-Diagnostics, Inc.(1)(2)	2,291	21,306
CONMED Corp.	2,277	255,024
CryoLife, Inc.(1)	3,149	74,348
CryoPort, Inc.(1)(2)	2,963	130,016
Cutera, Inc.(1)	1,488	35,876
CytoSorbents Corp.(1)	2,668	21,264
Eargo, Inc.(1)	670	30,029
Electromed, Inc.(1)	615	6,033
FONAR Corp.(1)	557	9,670
GenMark Diagnostics, Inc.(1)	5,985	87,381
Glaukos Corp.(1)(2)	3,577	269,205
Heska Corp.(1)	603	87,827
Inari Medical, Inc.(1)	655	57,175
Inogen, Inc.(1)	1,598	71,399
Integer Holdings Corp.(1)	2,740	222,461
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Intersect ENT, Inc.(1)	2,690	$ 61,601
IntriCon Corp.(1)	564	10,208
Invacare Corp.	2,498	22,357
iRadimed Corp.(1)(2)	282	6,430
iRhythm Technologies, Inc.(1)	2,420	574,048
Lantheus Holdings, Inc.(1)	5,359	72,293
LeMaitre Vascular, Inc.	1,302	52,731
LENSAR, Inc.(1)	756	5,481
LivaNova PLC(1)	4,163	275,632
Meridian Bioscience, Inc.(1)	3,556	66,462
Merit Medical Systems, Inc.(1)	4,538	251,904
Mesa Laboratories, Inc.(2)	404	115,803
Milestone Scientific, Inc.(1)	3,097	6,566
Misonix, Inc.(1)	1,277	15,963
Natus Medical, Inc.(1)	3,019	60,501
Nemaura Medical, Inc.(1)	594	2,239
Neogen Corp.(1)	4,419	350,427
Nevro Corp.(1)	2,861	495,239
NuVasive, Inc.(1)	4,305	242,501
OraSure Technologies, Inc.(1)	6,111	64,685
Orthofix Medical, Inc.(1)	1,619	69,585
OrthoPediatrics Corp.(1)(2)	1,056	43,560
Outset Medical, Inc.(1)	834	47,405
PAVmed, Inc.(1)(2)	3,168	6,716
Pulmonx Corp.(1)	973	67,157
Pulse Biosciences, Inc.(1)(2)	1,155	27,558
Quotient, Ltd.(1)(2)	5,345	27,847
Repro-Med Systems, Inc.(1)	2,153	12,961
Retractable Technologies, Inc.(1)(2)	1,172	12,587
Rockwell Medical, Inc.(1)	3,471	3,506
SeaSpine Holdings Corp.(1)	1,888	32,946
Shockwave Medical, Inc.(1)	2,445	253,595
SI-BONE, Inc.(1)	2,242	67,036
Sientra, Inc.(1)	3,217	12,514
Silk Road Medical, Inc.(1)	2,292	144,350
Soliton, Inc.(1)	193	1,482
STAAR Surgical Co.(1)(2)	3,837	303,967
Stereotaxis, Inc.(1)	3,905	19,876
Surgalign Holdings, Inc.(1)	4,427	9,695
SurModics, Inc.(1)	1,145	49,830
Tactile Systems Technology, Inc.(1)	1,650	74,151
Tela Bio, Inc.(1)	480	7,219
TransMedics Group, Inc.(1)(2)	1,747	34,765
Utah Medical Products, Inc.	296	24,953
Vapotherm, Inc.(1)(2)	1,694	45,501
Varex Imaging Corp.(1)	3,308	55,177
Venus Concept, Inc.(1)	1,627	2,815

19
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
ViewRay, Inc.(1)(2)	9,151	$ 34,957
VolitionRX, Ltd.(1)(2)	2,077	8,080
Zynex, Inc.(1)	1,374	18,494
		$ 7,172,760
Health Care Providers & Services — 2.6%
1Life Healthcare, Inc.(1)(2)	6,700	$ 292,455
AdaptHealth Corp.(1)	2,130	80,003
Addus HomeCare Corp.(1)	1,220	142,850
American Renal Associates Holdings, Inc.(1)	1,530	17,519
AMN Healthcare Services, Inc.(1)	3,909	266,789
Apollo Medical Holdings, Inc.(1)	1,687	30,821
Avalon GloboCare Corp.(1)(2)	1,913	2,143
Biodesix, Inc.(1)	250	5,040
BioTelemetry, Inc.(1)	2,899	208,960
Brookdale Senior Living, Inc.(1)	15,634	69,259
Castle Biosciences, Inc.(1)	999	67,083
Community Health Systems, Inc.(1)	7,343	54,558
CorVel Corp.(1)	735	77,910
Covetrus, Inc.(1)	9,735	279,784
Cross Country Healthcare, Inc.(1)	2,877	25,519
Ensign Group, Inc. (The)	4,330	315,744
Enzo Biochem, Inc.(1)	3,092	7,792
Exagen, Inc.(1)	285	3,762
Five Star Senior Living, Inc.(1)	1,669	11,516
Fulgent Genetics, Inc.(1)(2)	1,135	59,133
Hanger, Inc.(1)	3,196	70,280
HealthEquity, Inc.(1)	6,312	440,010
InfuSystem Holdings, Inc.(1)	1,278	24,001
Joint Corp. (The)(1)	1,152	30,252
LHC Group, Inc.(1)	2,543	542,473
Magellan Health, Inc.(1)	2,067	171,230
MEDNAX, Inc.(1)	6,354	155,927
National HealthCare Corp.	1,074	71,324
National Research Corp.	1,192	50,958
Ontrak, Inc.(1)	623	38,495
Option Care Health, Inc.(1)	3,745	58,572
Owens & Minor, Inc.	6,083	164,545
Patterson Cos., Inc.	7,106	210,551
Pennant Group, Inc. (The)(1)	2,149	124,771
PetIQ, Inc.(1)(2)	1,614	62,058
Progenity, Inc.(1)(2)	296	1,572
Progyny, Inc.(1)	2,328	98,684
Providence Service Corp. (The)(1)	1,045	144,868
R1 RCM, Inc.(1)	9,204	221,080
RadNet, Inc.(1)	3,530	69,082
Select Medical Holdings Corp.(1)	9,098	251,651
Security	Shares	Value
Health Care Providers & Services (continued)
Sharps Compliance Corp.(1)(2)	1,261	$ 11,916
Surgery Partners, Inc.(1)	2,112	61,269
Tenet Healthcare Corp.(1)	8,753	349,507
Tivity Health, Inc.(1)	3,730	73,071
Triple-S Management Corp., Class B(1)	1,726	36,850
US Physical Therapy, Inc.	1,104	132,756
Viemed Healthcare, Inc.(1)	3,037	23,567
		$ 5,709,960
Health Care Technology — 1.2%
Accolade, Inc.(1)	992	$ 43,152
Allscripts Healthcare Solutions, Inc.(1)	13,170	190,175
Computer Programs and Systems, Inc.	938	25,176
Evolent Health, Inc., Class A(1)	6,580	105,477
Health Catalyst, Inc.(1)(2)	2,850	124,060
HealthStream, Inc.(1)	2,289	49,992
HMS Holdings Corp.(1)	7,508	275,919
iCad, Inc.(1)	1,776	23,443
Inovalon Holdings, Inc., Class A(1)	6,512	118,323
Inspire Medical Systems, Inc.(1)	2,231	419,629
NantHealth, Inc.(1)(2)	2,382	7,694
NextGen Healthcare, Inc.(1)	4,587	83,667
Omnicell, Inc.(1)	3,619	434,352
OptimizeRx Corp.(1)	1,058	32,967
Phreesia, Inc.(1)	2,784	151,060
Schrodinger, Inc.(1)	2,487	196,921
Simulations Plus, Inc.	1,112	79,975
Tabula Rasa HealthCare, Inc.(1)(2)	1,809	77,498
Vocera Communications, Inc.(1)	2,799	116,242
		$ 2,555,722
Hotels, Restaurants & Leisure — 3.6%
Accel Entertainment, Inc.(1)	3,729	$ 37,663
Bally's Corp.	1,497	75,194
Biglari Holdings, Inc., Class A(1)	6	3,510
Biglari Holdings, Inc., Class B(1)	80	8,896
BJ's Restaurants, Inc.	1,896	72,977
Bloomin' Brands, Inc.	7,647	148,505
Bluegreen Vacations Corp.	637	5,058
Bluegreen Vacations Holding Corp.	1,086	14,694
Boyd Gaming Corp.	6,810	292,285
Brinker International, Inc.	3,869	218,869
Caesars Entertainment, Inc.(1)	15,215	1,130,018
Carrols Restaurant Group, Inc.(1)	3,096	19,443
Century Casinos, Inc.(1)	1,662	10,620
Cheesecake Factory, Inc. (The)	3,655	135,454

20
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Churchill Downs, Inc.	3,184	$ 620,211
Chuy's Holdings, Inc.(1)	1,681	44,530
Cracker Barrel Old Country Store, Inc.	2,021	266,610
Dave & Buster's Entertainment, Inc.(2)	3,804	114,196
Del Taco Restaurants, Inc.(1)	2,895	26,229
Denny's Corp.(1)	4,997	73,356
Dine Brands Global, Inc.	1,363	79,054
El Pollo Loco Holdings, Inc.(1)	1,580	28,598
Everi Holdings, Inc.(1)	7,057	97,457
Fiesta Restaurant Group, Inc.(1)	2,070	23,598
GAN, Ltd.(1)	2,018	40,925
Golden Entertainment, Inc.(1)	1,501	29,855
Hilton Grand Vacations, Inc.(1)	7,136	223,714
International Game Technology PLC	8,782	148,767
Jack in the Box, Inc.	1,898	176,134
Kura Sushi USA, Inc., Class A(1)	280	5,460
Lindblad Expeditions Holdings, Inc.(1)(2)	1,767	30,251
Marriott Vacations Worldwide Corp.	3,451	473,546
Monarch Casino & Resort, Inc.(1)	1,097	67,158
Nathan's Famous, Inc.	237	13,087
Noodles & Co.(1)	2,480	19,592
Papa John's International, Inc.	2,741	232,574
Penn National Gaming, Inc.(1)(2)	13,168	1,137,320
PlayAGS, Inc.(1)	1,838	13,234
RCI Hospitality Holdings, Inc.	797	31,434
Red Robin Gourmet Burgers, Inc.(1)	1,090	20,961
Red Rock Resorts, Inc., Class A	5,736	143,629
Ruth's Hospitality Group, Inc.	2,317	41,080
Scientific Games Corp., Class A(1)	4,901	203,343
SeaWorld Entertainment, Inc.(1)	4,190	132,362
Shake Shack, Inc., Class A(1)	2,939	249,168
Target Hospitality Corp.(1)(2)	2,913	4,603
Texas Roadhouse, Inc.	5,599	437,618
Wingstop, Inc.	2,525	334,689
		$ 7,757,529
Household Durables — 1.9%
Beazer Homes USA, Inc.(1)	2,686	$ 40,693
Casper Sleep, Inc.(1)(2)	2,157	13,265
Cavco Industries, Inc.(1)	792	138,956
Century Communities, Inc.(1)	2,547	111,508
Ethan Allen Interiors, Inc.	1,924	38,884
GoPro, Inc., Class A(1)(2)	10,449	86,518
Green Brick Partners, Inc.(1)	1,909	43,831
Hamilton Beach Brands Holding Co., Class A	584	10,226
Helen of Troy, Ltd.(1)	2,119	470,821
Hooker Furniture Corp.	834	26,896
Security	Shares	Value
Household Durables (continued)
Installed Building Products, Inc.(1)	1,915	$ 195,196
iRobot Corp.(1)(2)	2,311	185,550
KB Home	7,390	247,713
La-Z-Boy, Inc.	3,892	155,057
Legacy Housing Corp.(1)	380	5,742
LGI Homes, Inc.(1)	1,867	197,622
Lifetime Brands, Inc.	858	13,042
Lovesac Co. (The)(1)	730	31,456
M / I Homes, Inc.(1)	2,434	107,802
MDC Holdings, Inc.	4,332	210,535
Meritage Homes Corp.(1)	3,115	257,984
Purple Innovation, Inc.(1)	1,388	45,721
Skyline Champion Corp.(1)	4,526	140,034
Sonos, Inc.(1)	6,981	163,286
Taylor Morrison Home Corp.(1)	10,758	275,943
TopBuild Corp.(1)	2,772	510,270
TRI Pointe Group, Inc.(1)	10,572	182,367
Tupperware Brands Corp.(1)	4,044	130,985
Turtle Beach Corp.(1)	1,190	25,644
Universal Electronics, Inc.(1)	1,223	64,159
VOXX International Corp.(1)	1,752	22,355
		$ 4,150,061
Household Products — 0.2%
Central Garden & Pet Co.(1)	789	$ 30,463
Central Garden & Pet Co., Class A(1)	3,525	128,063
Oil-Dri Corp. of America	406	13,837
WD-40 Co.	1,143	303,672
		$ 476,035
Independent Power and Renewable Electricity Producers — 0.6%
Atlantic Power Corp.(1)	10,236	$ 21,495
Brookfield Renewable Corp., Class A	8,743	509,455
Clearway Energy, Inc., Class A	3,063	90,512
Clearway Energy, Inc., Class C	6,905	220,477
Ormat Technologies, Inc.	3,352	302,618
Sunnova Energy International, Inc.(1)	4,525	204,213
		$ 1,348,770
Industrial Conglomerates — 0.1%
Raven Industries, Inc.	3,174	$ 105,028
		$ 105,028
Insurance — 2.1%
Ambac Financial Group, Inc.(1)	3,798	$ 58,413
American Equity Investment Life Holding Co.	7,602	210,271

21
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Insurance (continued)
AMERISAFE, Inc.	1,636	$ 93,956
Argo Group International Holdings, Ltd.	2,857	124,851
BRP Group, Inc., Class A(1)	3,625	108,641
Citizens, Inc.(1)(2)	4,427	25,367
CNO Financial Group, Inc.	11,617	258,246
Crawford & Co., Class A	1,459	10,782
Donegal Group, Inc., Class A	916	12,888
eHealth, Inc.(1)	2,252	159,014
Employers Holdings, Inc.	2,600	83,694
Enstar Group, Ltd.(1)	1,028	210,627
FBL Financial Group, Inc., Class A	766	40,223
FedNat Holding Co.	1,014	6,003
Genworth Financial, Inc., Class A(1)	43,444	164,218
Goosehead Insurance, Inc., Class A	1,140	142,226
Greenlight Capital Re, Ltd., Class A(1)	2,647	19,350
HCI Group, Inc.	611	31,955
Heritage Insurance Holdings, Inc.	1,906	19,308
Horace Mann Educators Corp.	3,472	145,963
Independence Holding Co.	394	16,154
Investors Title Co.	111	16,983
James River Group Holdings, Ltd.	2,526	124,153
Kinsale Capital Group, Inc.	1,772	354,630
MBIA, Inc.(1)	4,530	29,807
National General Holdings Corp.	5,773	197,321
National Western Life Group, Inc., Class A	193	39,843
NI Holdings, Inc.(1)	903	14,827
Palomar Holdings, Inc.(1)	1,705	151,472
ProAssurance Corp.	4,666	83,008
ProSight Global, Inc.(1)	758	9,725
Protective Insurance Corp., Class B	853	11,695
RLI Corp.	3,373	351,298
Safety Insurance Group, Inc.	1,197	93,246
Selective Insurance Group, Inc.	5,039	337,512
Selectquote, Inc.(1)(2)	2,712	56,274
State Auto Financial Corp.	1,338	23,736
Stewart Information Services Corp.	2,245	108,568
Third Point Reinsurance, Ltd.(1)	6,160	58,643
Tiptree, Inc.	2,311	11,601
Trean Insurance Group, Inc.(1)	1,026	13,441
Trupanion, Inc.(1)	2,524	302,148
United Fire Group, Inc.	1,866	46,837
United Insurance Holdings Corp.	1,483	8,483
Universal Insurance Holdings, Inc.	2,530	38,228
Vericity, Inc.(1)	164	1,642
Watford Holdings, Ltd.(1)	1,476	51,070
		$ 4,478,341
Security	Shares	Value
Interactive Media & Services — 0.4%
CarGurus, Inc.(1)	7,351	$ 233,247
Cars.com, Inc.(1)	5,846	66,060
DHI Group, Inc.(1)	4,512	10,017
Eventbrite, Inc., Class A(1)(2)	5,612	101,577
EverQuote, Inc., Class A(1)	1,239	46,277
Liberty TripAdvisor Holdings, Inc., Class A(1)	6,271	27,216
MediaAlpha, Inc., Class A(1)	900	35,163
QuinStreet, Inc.(1)	4,141	88,783
TrueCar, Inc.(1)	7,838	32,920
Yelp, Inc.(1)	6,057	197,882
		$ 839,142
Internet & Direct Marketing Retail — 0.8%
1-800-Flowers.com, Inc., Class A(1)(2)	2,081	$ 54,106
CarParts.com, Inc.(1)(2)	2,861	35,448
Duluth Holdings, Inc., Class B(1)	634	6,695
Groupon, Inc.(1)	2,006	76,218
Lands' End, Inc.(1)	879	18,960
Liquidity Services, Inc.(1)	2,122	33,761
Magnite, Inc.(1)(2)	9,110	279,768
Overstock.com, Inc.(1)	3,666	175,858
PetMed Express, Inc.(2)	1,778	57,003
Quotient Technology, Inc.(1)	7,590	71,498
RealReal, Inc. (The)(1)	5,509	107,646
Shutterstock, Inc.	1,881	134,868
Stamps.com, Inc.(1)	1,448	284,083
Stitch Fix, Inc., Class A(1)	5,102	299,589
Waitr Holdings, Inc.(1)	6,618	18,398
		$ 1,653,899
IT Services — 1.9%
Brightcove, Inc.(1)	3,175	$ 58,420
Cardtronics PLC, Class A(1)	3,015	106,430
Cass Information Systems, Inc.	1,244	48,404
Conduent, Inc.(1)	15,269	73,291
CSG Systems International, Inc.	2,739	123,447
Endurance International Group Holdings, Inc.(1)	5,998	56,681
EVERTEC, Inc.	5,043	198,291
Evo Payments, Inc., Class A(1)	3,485	94,130
ExlService Holdings, Inc.(1)	2,772	235,980
GreenSky, Inc., Class A(1)	5,489	25,414
Grid Dynamics Holdings, Inc.(1)	1,918	24,167
GTT Communications, Inc.(1)(2)	2,822	10,075
Hackett Group, Inc. (The)	1,931	27,787
I3 Verticals, Inc., Class A(1)	1,552	51,526
Information Services Group, Inc.(1)	2,421	7,941

22
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
IT Services (continued)
International Money Express, Inc.(1)	2,014	$ 31,257
KBR, Inc.	11,932	369,057
Limelight Networks, Inc.(1)(2)	10,253	40,909
LiveRamp Holdings, Inc.(1)	5,465	399,983
ManTech International Corp. / VA, Class A	2,275	202,339
MAXIMUS, Inc.	5,211	381,393
MoneyGram International, Inc.(1)	5,478	29,937
NIC, Inc.	5,512	142,375
Paysign, Inc.	2,627	12,189
Perficient, Inc.(1)	2,876	137,041
Perspecta, Inc.	11,866	285,733
PFSweb, Inc.(1)	1,235	8,312
Priority Technology Holdings, Inc.(1)	578	4,069
Rackspace Technology, Inc.(1)	2,882	54,931
Repay Holdings Corp.(1)	5,070	138,158
ServiceSource International, Inc.(1)	7,675	13,508
StarTek, Inc.(1)	1,434	10,784
Sykes Enterprises, Inc.(1)	3,342	125,893
TTEC Holdings, Inc.	1,603	116,907
Tucows, Inc., Class A(1)	790	58,373
Unisys Corp.(1)	5,466	107,571
Verra Mobility Corp.(1)	11,432	153,417
Virtusa Corp.(1)	2,577	131,762
		$ 4,097,882
Leisure Products — 0.6%
Acushnet Holdings Corp.	2,869	$ 116,309
American Outdoor Brands, Inc.(1)	1,183	20,147
Callaway Golf Co.	8,143	195,513
Clarus Corp.	1,811	27,889
Escalade, Inc.	888	18,799
Johnson Outdoors, Inc., Class A	405	45,615
Malibu Boats, Inc., Class A(1)	1,736	108,396
Marine Products Corp.	813	11,821
MasterCraft Boat Holdings, Inc.(1)	1,615	40,117
Nautilus, Inc.(1)(2)	2,617	47,472
Smith + Wesson Brands, Inc.	4,733	84,011
Sturm Ruger & Co., Inc.	1,458	94,872
Vista Outdoor, Inc.(1)	5,021	119,299
YETI Holdings, Inc.(1)	6,702	458,886
		$ 1,389,146
Life Sciences Tools & Services — 0.8%
Champions Oncology, Inc.(1)	637	$ 6,873
ChromaDex Corp.(1)(2)	3,310	15,888
Codexis, Inc.(1)	4,645	101,400
Security	Shares	Value
Life Sciences Tools & Services (continued)
Fluidigm Corp.(1)(2)	6,011	$ 36,066
Harvard Bioscience, Inc.(1)	3,333	14,299
Luminex Corp.	3,659	84,596
Medpace Holdings, Inc.(1)	2,313	321,970
NanoString Technologies, Inc.(1)(2)	3,697	247,255
NeoGenomics, Inc.(1)(2)	8,828	475,300
Pacific Biosciences of California, Inc.(1)	14,811	384,197
Personalis, Inc.(1)	2,020	73,952
Quanterix Corp.(1)	1,674	77,841
		$ 1,839,637
Machinery — 3.6%
Alamo Group, Inc.	873	$ 120,430
Albany International Corp., Class A	2,680	196,766
Altra Industrial Motion Corp.	5,496	304,643
Astec Industries, Inc.	1,870	108,236
Barnes Group, Inc.	4,048	205,193
Blue Bird Corp.(1)	1,311	23,939
Chart Industries, Inc.(1)	3,025	356,315
CIRCOR International, Inc.(1)	1,669	64,156
Columbus McKinnon Corp.	1,943	74,689
Douglas Dynamics, Inc.	1,952	83,487
Eastern Co. (The)	490	11,809
Energy Recovery, Inc.(1)	3,367	45,926
Enerpac Tool Group Corp.	4,678	105,770
EnPro Industries, Inc.	1,761	132,991
ESCO Technologies, Inc.	2,181	225,123
Evoqua Water Technologies Corp.(1)	7,859	212,036
ExOne Co. (The)(1)(2)	993	9,424
Federal Signal Corp.	5,217	173,048
Franklin Electric Co., Inc.	3,924	271,580
Gencor Industries, Inc.(1)	603	7,417
Gorman-Rupp Co. (The)	1,579	51,239
Graham Corp.	863	13,100
Greenbrier Cos., Inc. (The)	2,874	104,556
Helios Technologies, Inc.	2,542	135,463
Hillenbrand, Inc.	6,378	253,844
Hurco Cos., Inc.	529	15,870
Hyster-Yale Materials Handling, Inc.	907	54,012
John Bean Technologies Corp.	2,624	298,795
Kadant, Inc.	952	134,213
Kennametal, Inc.	7,167	259,732
LB Foster Co., Class A(1)	731	11,002
Lindsay Corp.	920	118,183
Luxfer Holdings PLC	2,400	39,408
Lydall, Inc.(1)	1,313	39,429
Manitowoc Co., Inc. (The)(1)	2,727	36,296

23
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
Mayville Engineering Co., Inc.(1)	556	$ 7,461
Meritor, Inc.(1)	5,811	162,185
Miller Industries, Inc.	1,050	39,921
Mueller Industries, Inc.	4,874	171,126
Mueller Water Products, Inc., Class A	13,131	162,562
Navistar International Corp.(1)	4,357	191,534
NN, Inc.(1)	3,488	22,916
Omega Flex, Inc.	248	36,208
Park-Ohio Holdings Corp.	726	22,433
Proto Labs, Inc.(1)	2,279	349,599
RBC Bearings, Inc.(1)	2,064	369,539
REV Group, Inc.	2,574	22,677
Rexnord Corp.	10,089	398,415
Shyft Group, Inc. (The)	3,015	85,566
SPX Corp.(1)	3,664	199,835
SPX FLOW, Inc.(1)	3,637	210,800
Standex International Corp.	1,097	85,039
Tennant Co.	1,548	108,623
Terex Corp.	5,568	194,267
TriMas Corp.(1)	3,443	109,040
Wabash National Corp.	4,465	76,932
Watts Water Technologies, Inc., Class A	2,295	279,301
Welbilt, Inc.(1)	11,411	150,625
		$ 7,754,724
Marine — 0.2%
Costamare, Inc.	4,298	$ 35,587
Eagle Bulk Shipping, Inc.(1)	481	9,139
Genco Shipping & Trading, Ltd.	675	4,968
Matson, Inc.	3,584	204,181
Pangaea Logistics Solutions, Ltd.	934	2,587
Safe Bulkers, Inc.(1)(2)	4,225	5,493
Scorpio Bulkers, Inc.	424	7,178
SEACOR Holdings, Inc.(1)	1,557	64,538
		$ 333,671
Media — 0.8%
AMC Networks, Inc., Class A(1)(2)	2,381	$ 85,168
Boston Omaha Corp., Class A(1)(2)	868	24,000
Cardlytics, Inc.(1)(2)	2,192	312,952
comScore, Inc.(1)	4,319	10,754
Daily Journal Corp.(1)	88	35,552
Emerald Holding, Inc.	2,053	11,127
Entercom Communications Corp., Class A	10,833	26,758
Entravision Communications Corp., Class A	5,618	15,450
EW Scripps Co. (The), Class A	4,675	71,481
Security	Shares	Value
Media (continued)
Fluent, Inc.(1)	2,683	$ 14,247
Gannett Co., Inc.(1)	10,067	33,825
Gray Television, Inc.(1)	7,399	132,368
Hemisphere Media Group, Inc.(1)	1,449	15,012
iHeartMedia, Inc., Class A(1)(2)	5,288	68,638
Loral Space & Communications, Inc.	1,011	21,221
Meredith Corp.	3,558	68,314
MSG Networks, Inc., Class A(1)(2)	2,533	37,336
National CineMedia, Inc.	5,225	19,437
Saga Communications, Inc., Class A	394	9,464
Scholastic Corp.	2,583	64,575
Sinclair Broadcast Group, Inc., Class A(2)	3,764	119,883
TechTarget, Inc.(1)	1,981	117,097
TEGNA, Inc.	18,377	256,359
Tribune Publishing Co.	1,415	19,385
WideOpenWest, Inc.(1)	4,622	49,317
		$ 1,639,720
Metals & Mining — 1.6%
Alcoa Corp.(1)	15,693	$ 361,724
Allegheny Technologies, Inc.(1)	11,028	184,940
Arconic Corp.(1)	8,337	248,443
Caledonia Mining Corp. PLC	986	15,658
Carpenter Technology Corp.	4,139	120,528
Century Aluminum Co.(1)	4,377	48,278
Cleveland-Cliffs, Inc.	33,092	481,819
Coeur Mining, Inc.(1)	20,477	211,937
Commercial Metals Co.	10,307	211,706
Compass Minerals International, Inc.	2,990	184,543
Ferroglobe Representation & Warranty Insurance Trust(4)	5,015	0
Gatos Silver, Inc.(1)	1,980	25,799
Gold Resource Corp.	5,333	15,519
Haynes International, Inc.	1,062	25,318
Hecla Mining Co.	43,719	283,299
Kaiser Aluminum Corp.	1,317	130,251
Materion Corp.	1,729	110,172
Novagold Resources, Inc.(1)	20,420	197,461
Olympic Steel, Inc.	846	11,277
Ryerson Holding Corp.(1)	965	13,163
Schnitzer Steel Industries, Inc., Class A	2,273	72,531
SunCoke Energy, Inc.	6,534	28,423
TimkenSteel Corp.(1)	3,081	14,388
United States Steel Corp.	18,357	307,847
Warrior Met Coal, Inc.	4,424	94,320
Worthington Industries, Inc.	3,113	159,821
		$ 3,559,165

24
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 1.2%
Anworth Mortgage Asset Corp.	8,089	$ 21,921
Apollo Commercial Real Estate Finance, Inc.	11,810	131,918
Arbor Realty Trust, Inc.	9,750	138,255
Ares Commercial Real Estate Corp.	2,562	30,513
Arlington Asset Investment Corp., Class A	3,233	12,221
ARMOUR Residential REIT, Inc.(2)	5,083	54,846
Blackstone Mortgage Trust, Inc., Class A	11,538	317,641
Broadmark Realty Capital, Inc.	11,367	115,943
Capstead Mortgage Corp.	8,164	47,433
Cherry Hill Mortgage Investment Corp.(2)	1,050	9,597
Chimera Investment Corp.	16,080	164,820
Colony Credit Real Estate, Inc.	6,877	51,577
Dynex Capital, Inc.(2)	1,888	33,606
Ellington Financial, Inc.	3,471	51,510
Ellington Residential Mortgage REIT	796	10,380
Granite Point Mortgage Trust, Inc.	4,738	47,333
Great Ajax Corp.	1,593	16,663
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,245	396,120
Invesco Mortgage Capital, Inc.(2)	15,874	53,654
KKR Real Estate Finance Trust, Inc.	2,170	38,886
Ladder Capital Corp.	9,254	90,504
MFA Financial, Inc.	38,019	147,894
New York Mortgage Trust, Inc.	32,719	120,733
Orchid Island Capital, Inc.(2)	5,266	27,489
PennyMac Mortgage Investment Trust	8,614	151,520
Ready Capital Corp.	3,600	44,820
Redwood Trust, Inc.	10,045	88,195
TPG RE Finance Trust, Inc.	5,301	56,297
Two Harbors Investment Corp.	22,947	146,172
Western Asset Mortgage Capital Corp.(2)	4,545	14,817
		$ 2,633,278
Multiline Retail — 0.2%
Big Lots, Inc.(2)	3,288	$ 141,154
Dillard's, Inc., Class A(2)	660	41,613
Macy's, Inc.	26,885	302,456
		$ 485,223
Multi-Utilities — 0.4%
Avista Corp.	5,952	$ 238,913
Black Hills Corp.	5,270	323,842
NorthWestern Corp.	4,253	247,992
Unitil Corp.	1,244	55,072
		$ 865,819
Security	Shares	Value
Oil, Gas & Consumable Fuels — 1.4%
Adams Resources & Energy, Inc.	194	$ 4,675
Antero Resources Corp.(1)(2)	21,446	116,881
Arch Resources, Inc.	1,294	56,638
Ardmore Shipping Corp.	2,717	8,885
Berry Corp.	5,491	20,207
Bonanza Creek Energy, Inc.(1)	1,784	34,485
Brigham Minerals, Inc., Class A	3,175	34,893
Clean Energy Fuels Corp.(1)	10,983	86,326
CNX Resources Corp.(1)	18,638	201,290
Comstock Resources, Inc.(1)	1,329	5,808
CONSOL Energy, Inc.(1)	2,417	17,427
Contango Oil & Gas Co.(1)(2)	7,920	18,137
CVR Energy, Inc.	2,550	37,995
Delek US Holdings, Inc.	5,520	88,706
DHT Holdings, Inc.	9,630	50,365
Diamond S Shipping, Inc.(1)	1,939	12,914
Dorian LPG, Ltd.(1)	3,214	39,179
Earthstone Energy, Inc., Class A(1)	1,654	8,816
Energy Fuels, Inc.(1)(2)	10,694	45,556
Evolution Petroleum Corp.	1,370	3,904
Falcon Minerals Corp.	3,404	10,723
Frontline, Ltd. / Bermuda(2)	10,421	64,819
Golar LNG, Ltd.(1)(2)	7,757	74,777
Goodrich Petroleum Corp.(1)	727	7,335
Green Plains, Inc.(1)	3,369	44,370
International Seaways, Inc.	2,158	35,240
Kosmos Energy, Ltd.	35,615	83,695
Magnolia Oil & Gas Corp., Class A(1)	11,072	78,168
Matador Resources Co.(1)	9,448	113,943
NACCO Industries, Inc., Class A	302	7,943
NextDecade Corp.(1)	638	1,333
Nordic American Tankers, Ltd.	11,683	34,465
Overseas Shipholding Group, Inc., Class A(1)	2,804	6,001
Ovintiv, Inc.	21,932	314,943
Par Pacific Holdings, Inc.(1)	3,112	43,506
PBF Energy, Inc., Class A	8,531	60,570
PDC Energy, Inc.(1)	8,678	178,159
Peabody Energy Corp.(1)	6,004	14,470
Penn Virginia Corp.(1)	1,007	10,221
PrimeEnergy Resources Corp.(1)	46	1,986
Range Resources Corp.	18,919	126,757
Renewable Energy Group, Inc.(1)	3,202	226,766
REX American Resources Corp.(1)	441	32,400
Scorpio Tankers, Inc.(2)	4,520	50,579
SFL Corp., Ltd.	8,240	51,747
SM Energy Co.	9,886	60,502

25
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co.(1)	54,567	$ 162,610
Talos Energy, Inc.(1)	1,713	14,115
Tellurian, Inc.(1)	14,121	18,075
Uranium Energy Corp.(1)(2)	16,481	29,006
W&T Offshore, Inc.(1)(2)	8,233	17,866
Whiting Petroleum Corp.(1)	100	2,500
World Fuel Services Corp.	5,235	163,123
		$ 3,035,800
Paper & Forest Products — 0.4%
Clearwater Paper Corp.(1)	1,465	$ 55,304
Domtar Corp.	4,855	153,661
Glatfelter Corp.	3,755	61,507
Louisiana-Pacific Corp.	9,206	342,187
Neenah, Inc.	1,433	79,273
Schweitzer-Mauduit International, Inc.	2,615	105,149
Verso Corp., Class A	2,960	35,579
		$ 832,660
Personal Products — 0.4%
BellRing Brands, Inc., Class A(1)	3,419	$ 83,116
Edgewell Personal Care Co.(1)	4,567	157,927
elf Beauty, Inc.(1)	3,854	97,082
Inter Parfums, Inc.	1,484	89,767
Lifevantage Corp.(1)	1,232	11,482
Medifast, Inc.	975	191,432
Nature's Sunshine Products, Inc.(1)	1,018	15,219
Revlon, Inc., Class A(1)	576	6,843
USANA Health Sciences, Inc.(1)	1,022	78,796
Veru, Inc.(1)	4,379	37,878
		$ 769,542
Pharmaceuticals — 1.5%
AcelRx Pharmaceuticals, Inc.(1)(2)	6,913	$ 8,572
Aerie Pharmaceuticals, Inc.(1)	3,606	48,717
Agile Therapeutics, Inc.(1)(2)	5,999	17,217
Amneal Pharmaceuticals, Inc.(1)	8,537	39,014
Amphastar Pharmaceuticals, Inc.(1)	3,073	61,798
ANI Pharmaceuticals, Inc.(1)	781	22,680
Aquestive Therapeutics, Inc.(1)(2)	1,755	9,389
Arvinas, Inc.(1)	2,984	253,431
Atea Pharmaceuticals, Inc.(1)	1,215	50,763
Athira Pharma, Inc.(1)	1,076	36,853
Avenue Therapeutics, Inc.(1)	589	3,505
Axsome Therapeutics, Inc.(1)(2)	2,354	191,780
Aytu BioScience, Inc.(1)	202	1,208
Security	Shares	Value
Pharmaceuticals (continued)
BioDelivery Sciences International, Inc.(1)	7,195	$ 30,219
Cara Therapeutics, Inc.(1)(2)	3,311	50,095
Cassava Sciences, Inc.(1)(2)	2,047	13,961
Cerecor, Inc.(1)	1,893	4,998
Chiasma, Inc.(1)	4,270	18,575
Collegium Pharmaceutical, Inc.(1)	2,817	56,425
Corcept Therapeutics, Inc.(1)	8,144	213,047
CorMedix, Inc.(1)	2,079	15,447
Cymabay Therapeutics, Inc.(1)	5,958	34,199
Durect Corp.(1)	17,472	36,167
Eloxx Pharmaceuticals, Inc.(1)	2,227	8,863
Endo International PLC(1)	19,971	143,392
Eton Pharmaceuticals, Inc.(1)(2)	1,302	10,585
Evofem Biosciences, Inc.(1)(2)	6,534	15,747
Evolus, Inc.(1)(2)	1,256	4,220
Fulcrum Therapeutics, Inc.(1)	1,100	12,881
Graybug Vision, Inc.(1)	547	15,874
Harmony Biosciences Holdings, Inc.(1)	520	18,798
Harrow Health, Inc.(1)(2)	1,977	13,562
IMARA, Inc.(1)(2)	437	9,636
Innoviva, Inc.(1)	5,742	71,143
Intra-Cellular Therapies, Inc.(1)	5,570	177,126
Kala Pharmaceuticals, Inc.(1)(2)	3,497	23,710
Kaleido Biosciences, Inc.(1)(2)	445	4,050
Lannett Co., Inc.(1)	2,393	15,602
Liquidia Corp.(1)(2)	1,190	3,511
Lyra Therapeutics, Inc.(1)(2)	363	4,138
Marinus Pharmaceuticals, Inc.(1)(2)	1,788	21,814
NGM Biopharmaceuticals, Inc.(1)	2,099	63,589
Ocular Therapeutix, Inc.(1)	5,745	118,921
Odonate Therapeutics, Inc.(1)	1,155	22,176
Omeros Corp.(1)(2)	4,569	65,268
Optinose, Inc.(1)(2)	2,084	8,628
Osmotica Pharmaceuticals PLC(1)(2)	800	3,296
Pacira BioSciences, Inc.(1)	3,640	217,818
Paratek Pharmaceuticals, Inc.(1)(2)	3,554	22,248
Phathom Pharmaceuticals, Inc.(1)(2)	925	30,728
Phibro Animal Health Corp., Class A	1,619	31,441
Pliant Therapeutics, Inc.(1)(2)	888	20,175
Prestige Consumer Healthcare, Inc.(1)	4,215	146,977
Provention Bio, Inc.(1)	3,744	63,423
Recro Pharma, Inc.(1)	1,686	4,805
Relmada Therapeutics, Inc.(1)(2)	1,242	39,831
Revance Therapeutics, Inc.(1)	5,362	151,959
Satsuma Pharmaceuticals, Inc.(1)(2)	812	3,743
scPharmaceuticals, Inc.(1)	475	2,513
SIGA Technologies, Inc.(1)	4,584	33,326

26
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Pharmaceuticals (continued)
Strongbridge Biopharma PLC(1)	3,193	$ 7,759
Supernus Pharmaceuticals, Inc.(1)	4,418	111,157
Tarsus Pharmaceuticals, Inc.(1)	515	21,285
TherapeuticsMD, Inc.(1)(2)	19,010	23,002
Theravance Biopharma, Inc.(1)(2)	4,282	76,091
Tricida, Inc.(1)	2,498	17,611
Verrica Pharmaceuticals, Inc.(1)(2)	1,080	12,431
VYNE Therapeutics, Inc.(1)(2)	9,411	14,869
WaVe Life Sciences, Ltd.(1)	2,106	16,574
Xeris Pharmaceuticals, Inc.(1)	3,103	15,267
Zogenix, Inc.(1)	4,910	98,151
		$ 3,257,774
Professional Services — 1.2%
Acacia Research Corp.(1)	4,242	$ 16,713
Akerna Corp.(1)(2)	793	2,569
ASGN, Inc.(1)	4,263	356,088
Barrett Business Services, Inc.	606	41,335
BG Staffing, Inc.	608	8,202
CBIZ, Inc.(1)	4,490	119,479
CRA International, Inc.	707	36,008
Exponent, Inc.	4,377	394,061
Forrester Research, Inc.(1)	966	40,475
Franklin Covey Co.(1)	1,007	22,426
GP Strategies Corp.(1)	1,007	11,943
Heidrick & Struggles International, Inc.	1,525	44,804
Huron Consulting Group, Inc.(1)	2,004	118,136
ICF International, Inc.	1,595	118,556
Insperity, Inc.	3,007	244,830
Kelly Services, Inc., Class A	2,680	55,128
Kforce, Inc.	1,698	71,469
Korn Ferry	4,573	198,925
Mastech Digital, Inc.(1)	345	5,486
Mistras Group, Inc.(1)	1,338	10,383
Red Violet, Inc.(1)(2)	572	14,935
Resources Connection, Inc.	2,400	30,168
TriNet Group, Inc.(1)	3,450	278,070
TrueBlue, Inc.(1)	2,943	55,005
Upwork, Inc.(1)	7,771	268,255
Willdan Group, Inc.(1)	898	37,447
		$ 2,600,896
Real Estate Management & Development — 0.8%
Altisource Portfolio Solutions S.A.(1)	405	$ 5,216
American Realty Investors, Inc.(1)	174	1,897
Cushman & Wakefield PLC(1)(2)	9,516	141,122
Security	Shares	Value
Real Estate Management & Development (continued)
eXp World Holdings, Inc.(1)	2,107	$ 132,994
Fathom Holdings, Inc.(1)	407	14,668
Forestar Group, Inc.(1)	1,430	28,857
FRP Holdings, Inc.(1)	588	26,783
Indus Realty Trust, Inc.	229	14,313
Kennedy-Wilson Holdings, Inc.	10,117	180,993
Marcus & Millichap, Inc.(1)	1,962	73,045
Maui Land & Pineapple Co., Inc.(1)	589	6,791
Newmark Group, Inc., Class A	12,362	90,119
Rafael Holdings, Inc., Class B(1)	930	21,688
RE / MAX Holdings, Inc., Class A	1,564	56,820
Realogy Holdings Corp.(1)(2)	10,040	131,725
Redfin Corp.(1)	8,425	578,208
RMR Group, Inc. (The), Class A	1,361	52,562
St. Joe Co. (The)	2,828	120,049
Stratus Properties, Inc.(1)	485	12,368
Tejon Ranch Co.(1)	1,572	22,715
Transcontinental Realty Investors, Inc.(1)	147	3,544
		$ 1,716,477
Road & Rail — 0.5%
ArcBest Corp.	2,213	$ 94,429
Avis Budget Group, Inc.(1)	4,411	164,530
Covenant Logistics Group, Inc.(1)	905	13,403
Daseke, Inc.(1)	3,920	22,775
Heartland Express, Inc.	3,887	70,355
Marten Transport, Ltd.	5,049	86,994
PAM Transportation Services, Inc.(1)	187	9,163
Saia, Inc.(1)	2,202	398,122
Universal Truckload Services, Inc.	475	9,780
US Xpress Enterprises, Inc., Class A(1)	1,727	11,813
Werner Enterprises, Inc.	5,105	200,218
		$ 1,081,582
Semiconductors & Semiconductor Equipment — 2.8%
Advanced Energy Industries, Inc.(1)	3,237	$ 313,892
Alpha & Omega Semiconductor, Ltd.(1)	1,700	40,188
Ambarella, Inc.(1)	2,771	254,433
Amkor Technology, Inc.(1)	8,647	130,397
Atomera, Inc.(1)(2)	1,266	20,370
Axcelis Technologies, Inc.(1)	2,813	81,915
AXT, Inc.(1)	3,267	31,265
Brooks Automation, Inc.	6,190	419,991
CEVA, Inc.(1)	1,882	85,631
CMC Materials, Inc.	2,432	367,962
Cohu, Inc.	3,598	137,372

27
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
CyberOptics Corp.(1)	621	$ 14,090
Diodes, Inc.(1)	3,611	254,575
DSP Group, Inc.(1)	1,922	31,886
FormFactor, Inc.(1)	6,468	278,253
GSI Technology, Inc.(1)	1,348	9,975
Ichor Holdings, Ltd.(1)	1,836	55,346
Impinj, Inc.(1)	1,504	62,972
Lattice Semiconductor Corp.(1)	11,458	525,006
MACOM Technology Solutions Holdings, Inc.(1)	4,015	220,986
Maxeon Solar Technologies, Ltd.(1)	807	22,895
MaxLinear, Inc.(1)	5,692	217,377
NeoPhotonics Corp.(1)	3,523	32,024
NVE Corp.	408	22,921
Onto Innovation, Inc.(1)	4,081	194,052
PDF Solutions, Inc.(1)	2,532	54,691
Photronics, Inc.(1)	5,437	60,677
Pixelworks, Inc.(1)	3,351	9,450
Power Integrations, Inc.	5,024	411,265
Rambus, Inc.(1)	9,662	168,699
Semtech Corp.(1)	5,409	389,935
Silicon Laboratories, Inc.(1)	3,694	470,394
SiTime Corp.(1)	777	86,970
SMART Global Holdings, Inc.(1)	1,094	41,167
SunPower Corp.(1)(2)	6,461	165,660
Synaptics, Inc.(1)	2,900	279,560
Ultra Clean Holdings, Inc.(1)	3,533	110,053
Veeco Instruments, Inc.(1)	4,143	71,922
		$ 6,146,217
Software — 5.7%
8x8, Inc.(1)	8,977	$ 309,437
A10 Networks, Inc.(1)	4,968	48,984
ACI Worldwide, Inc.(1)	9,595	368,736
Agilysys, Inc.(1)	1,720	66,014
Alarm.com Holdings, Inc.(1)	4,000	413,800
Altair Engineering, Inc., Class A(1)	3,553	206,713
American Software, Inc., Class A	2,315	39,749
Appfolio, Inc., Class A(1)	1,373	247,195
Appian Corp.(1)(2)	2,981	483,190
Asure Software, Inc.(1)	1,187	8,428
Avaya Holdings Corp.(1)	7,050	135,007
Benefitfocus, Inc.(1)	2,338	33,854
Blackbaud, Inc.	4,257	245,033
Blackline, Inc.(1)	4,276	570,333
Bottomline Technologies (de), Inc.(1)	3,847	202,891
Box, Inc., Class A(1)	11,819	213,333
Cerence, Inc.(1)	3,079	309,378
Security	Shares	Value
Software (continued)
ChannelAdvisor Corp.(1)	2,410	$ 38,512
Cloudera, Inc.(1)	17,160	238,696
Commvault Systems, Inc.(1)	3,548	196,453
Cornerstone OnDemand, Inc.(1)	5,146	226,630
Digimarc Corp.(1)(2)	926	43,744
Digital Turbine, Inc.(1)	7,172	405,648
Domo, Inc., Class B(1)	2,252	143,610
Ebix, Inc.(2)	2,069	78,560
eGain Corp.(1)	1,491	17,609
Envestnet, Inc.(1)	4,525	372,362
GTY Technology Holdings, Inc.(1)	2,663	13,794
Intelligent Systems Corp.(1)(2)	601	24,106
InterDigital, Inc.	2,697	163,654
j2 Global, Inc.(1)	3,633	354,908
LivePerson, Inc.(1)(2)	5,311	330,503
MicroStrategy, Inc., Class A(1)	613	238,181
Mimecast, Ltd.(1)	4,786	272,036
Mitek Systems, Inc.(1)	3,089	54,922
Model N, Inc.(1)	2,795	99,726
OneSpan, Inc.(1)	2,735	56,560
Park City Group, Inc.(1)	1,090	5,221
Ping Identity Holding Corp.(1)(2)	3,122	89,414
Progress Software Corp.	3,759	169,869
PROS Holdings, Inc.(1)	3,289	166,982
Q2 Holdings, Inc.(1)	4,227	534,842
QAD, Inc., Class A	961	60,716
Qualys, Inc.(1)	2,852	347,573
Rapid7, Inc.(1)	4,416	398,147
Rimini Street, Inc.(1)	770	3,411
SailPoint Technologies Holdings, Inc.(1)	7,375	392,645
Sapiens International Corp. NV	2,264	69,301
SeaChange International, Inc.(1)	2,663	3,728
SecureWorks Corp., Class A(1)	472	6,712
ShotSpotter, Inc.(1)	604	22,771
Smith Micro Software, Inc.(1)	2,954	16,011
Sprout Social, Inc., Class A(1)	2,321	105,397
SPS Commerce, Inc.(1)	2,975	323,055
Sumo Logic, Inc.(1)	1,191	34,039
SVMK, Inc.(1)	10,534	269,144
Synchronoss Technologies, Inc.(1)	3,376	15,867
Telenav, Inc.(1)	2,354	11,064
Tenable Holdings, Inc.(1)	6,029	315,075
Upland Software, Inc.(1)	2,219	101,830
Varonis Systems, Inc.(1)	2,656	434,548
Verint Systems, Inc.(1)	5,459	366,736
Veritone, Inc.(1)	2,028	57,697
VirnetX Holding Corp.(2)	5,078	25,593

28
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
Workiva, Inc.(1)	3,394	$ 310,958
Xperi Holding Corp.	8,750	182,875
Yext, Inc.(1)(2)	8,933	140,427
Zix Corp.(1)	5,001	43,159
Zuora, Inc., Class A(1)	8,630	120,216
		$ 12,417,312
Specialty Retail — 2.6%
Aaron's Co., Inc. (The)(1)	2,944	$ 55,818
Abercrombie & Fitch Co., Class A	5,221	106,300
Academy Sports & Outdoors, Inc.(1)	1,474	30,556
American Eagle Outfitters, Inc.	12,634	253,564
America's Car-Mart, Inc.(1)	548	60,192
Asbury Automotive Group, Inc.(1)	1,614	235,224
At Home Group, Inc.(1)(2)	4,617	71,379
Bed Bath & Beyond, Inc.(2)	10,664	189,393
Boot Barn Holdings, Inc.(1)	2,323	100,725
Buckle, Inc. (The)(2)	2,523	73,672
Caleres, Inc.	3,058	47,858
Camping World Holdings, Inc., Class A(2)	2,899	75,519
Cato Corp. (The), Class A	2,030	19,468
Chico's FAS, Inc.	11,271	17,921
Children's Place, Inc. (The)(2)	1,345	67,384
Citi Trends, Inc.	958	47,593
Conn's, Inc.(1)	1,614	18,868
Container Store Group, Inc. (The)(1)	1,542	14,711
Designer Brands, Inc., Class A	5,812	44,462
Envela Corp.(1)(2)	682	3,546
Express, Inc.(1)(2)	6,091	5,543
GameStop Corp., Class A(1)(2)	4,931	92,900
Genesco, Inc.(1)	1,328	39,960
Group 1 Automotive, Inc.	1,459	191,333
GrowGeneration Corp.(1)	3,075	123,676
Guess?, Inc.	3,638	82,292
Haverty Furniture Cos., Inc.	1,371	37,936
Hibbett Sports, Inc.(1)	1,464	67,608
Lithia Motors, Inc., Class A	2,181	638,313
Lumber Liquidators Holdings, Inc.(1)	2,470	75,928
MarineMax, Inc.(1)	1,797	62,949
Michaels Cos., Inc. (The)(1)(2)	6,498	84,539
Monro, Inc.	2,869	152,918
Murphy USA, Inc.	2,262	296,028
National Vision Holdings, Inc.(1)	6,874	311,323
ODP Corp. (The)	4,451	130,414
OneWater Marine, Inc., Class A(1)	718	20,887
Rent-A-Center, Inc.	4,170	159,669
RH (1)(2)	1,325	592,964
Security	Shares	Value
Specialty Retail (continued)
Sally Beauty Holdings, Inc.(1)	9,866	$ 128,653
Shoe Carnival, Inc.	872	34,165
Signet Jewelers, Ltd.	4,633	126,342
Sleep Number Corp.(1)	2,308	188,933
Sonic Automotive, Inc., Class A	1,956	75,443
Sportsman's Warehouse Holdings, Inc.(1)	3,542	62,162
Tilly's, Inc., Class A	1,890	15,422
Urban Outfitters, Inc.(1)	5,780	147,968
Winmark Corp.	223	41,433
Zumiez, Inc.(1)	1,698	62,452
		$ 5,584,306
Technology Hardware, Storage & Peripherals — 0.2%
3D Systems Corp.(1)(2)	10,106	$ 105,911
Avid Technology, Inc.(1)	2,494	39,580
Corsair Gaming, Inc.(1)	1,280	46,362
Diebold Nixdorf, Inc.(1)	5,880	62,681
Eastman Kodak Co.(1)(2)	1,361	11,079
Immersion Corp.(1)	1,453	16,404
Intevac, Inc.(1)	2,045	14,744
Quantum Corp.(1)	2,585	15,820
Super Micro Computer, Inc.(1)	3,928	124,360
		$ 436,941
Textiles, Apparel & Luxury Goods — 0.9%
Crocs, Inc.(1)	5,690	$ 356,535
Deckers Outdoor Corp.(1)	2,345	672,499
Fossil Group, Inc.(1)	3,623	31,411
G-III Apparel Group, Ltd.(1)	3,957	93,939
Kontoor Brands, Inc.(1)(2)	4,316	175,057
Lakeland Industries, Inc.(1)	676	18,421
Movado Group, Inc.	1,238	20,576
Oxford Industries, Inc.	1,446	94,728
Rocky Brands, Inc.	588	16,505
Steven Madden, Ltd.	6,902	243,779
Superior Group of Cos., Inc.	933	21,683
Unifi, Inc.(1)	1,199	21,270
Vera Bradley, Inc.(1)	1,814	14,439
Wolverine World Wide, Inc.	6,762	211,313
		$ 1,992,155
Thrifts & Mortgage Finance — 1.6%
Axos Financial, Inc.(1)	4,793	$ 179,881
Bogota Financial Corp.(1)	511	4,553
Bridgewater Bancshares, Inc.(1)	1,907	23,818
Capitol Federal Financial, Inc.	10,914	136,425

29
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Thrifts & Mortgage Finance (continued)
Columbia Financial, Inc.(1)	4,002	$ 62,271
ESSA Bancorp, Inc.	636	9,540
Essent Group, Ltd.	9,239	399,125
Federal Agricultural Mortgage Corp., Class C	788	58,509
Flagstar Bancorp, Inc.	4,030	164,263
Fortitude Gold Corp.(1)	1,524	1,440
FS Bancorp, Inc.	267	14,632
Greene County Bancorp, Inc.	235	5,990
Hingham Institution for Savings (The)	102	22,032
Home Bancorp, Inc.	638	17,858
HomeStreet, Inc.	1,788	60,345
Kearny Financial Corp.	7,280	76,877
Luther Burbank Corp.	1,786	17,503
Merchants Bancorp	731	20,198
Meridian Bancorp, Inc.	4,190	62,473
Meta Financial Group, Inc.	2,869	104,891
MMA Capital Holdings, Inc.(1)	433	10,652
Mr. Cooper Group, Inc.(1)	6,334	196,544
NMI Holdings, Inc., Class A(1)	7,008	158,731
Northfield Bancorp, Inc.	3,620	44,635
Northwest Bancshares, Inc.	9,836	125,311
Oconee Federal Financial Corp.	92	2,328
OP Bancorp	999	7,692
PCSB Financial Corp.	1,589	25,329
PennyMac Financial Services, Inc.	3,617	237,348
Pioneer Bancorp, Inc.(1)	918	9,703
Ponce de Leon Federal Bank(1)	736	7,735
Premier Financial Corp.	3,134	72,082
Provident Bancorp, Inc.	1,419	17,028
Provident Financial Holdings, Inc.	517	8,122
Provident Financial Services, Inc.	6,090	109,376
Prudential Bancorp, Inc.	713	9,875
Radian Group, Inc.	16,314	330,358
Riverview Bancorp, Inc.	1,689	8,884
Security National Financial Corp., Class A(1)	841	7,022
Southern Missouri Bancorp, Inc.	690	21,004
Standard AVB Financial Corp.	341	11,113
Sterling Bancorp, Inc.	1,471	6,678
Territorial Bancorp, Inc.	665	15,980
Timberland Bancorp, Inc.	546	13,246
TrustCo Bank Corp.	7,825	52,193
Walker & Dunlop, Inc.	2,370	218,087
Washington Federal, Inc.	6,600	169,884
Waterstone Financial, Inc.	1,822	34,290
Western New England Bancorp, Inc.	2,115	14,572
Security	Shares	Value
Thrifts & Mortgage Finance (continued)
WSFS Financial Corp.	4,205	$ 188,720
		$ 3,577,146
Tobacco — 0.1%
Turning Point Brands, Inc.	1,011	$ 45,050
Universal Corp.	2,076	100,915
Vector Group, Ltd.	11,919	138,856
		$ 284,821
Trading Companies & Distributors — 1.5%
Alta Equipment Group, Inc.(1)(2)	1,505	$ 14,869
Applied Industrial Technologies, Inc.	3,238	252,532
Beacon Roofing Supply, Inc.(1)	4,718	189,616
BMC Stock Holdings, Inc.(1)	5,730	307,586
Boise Cascade Co.	3,372	161,182
CAI International, Inc.	1,481	46,266
DXP Enterprises, Inc.(1)	1,272	28,277
EVI Industries, Inc.(1)(2)	308	9,215
Foundation Building Materials, Inc.(1)	1,746	33,541
GATX Corp.	2,968	246,878
General Finance Corp.(1)	827	7,038
GMS, Inc.(1)	3,426	104,424
H&E Equipment Services, Inc.	2,694	80,308
Herc Holdings, Inc.(1)	2,118	140,656
Lawson Products, Inc.(1)	447	22,757
MRC Global, Inc.(1)	6,928	45,933
Nesco Holdings, Inc.(1)(2)	1,171	8,630
NOW, Inc.(1)	9,243	66,365
Rush Enterprises, Inc., Class A	3,502	145,053
Rush Enterprises, Inc., Class B	769	29,137
SiteOne Landscape Supply, Inc.(1)	3,680	583,758
Systemax, Inc.	1,000	35,890
Textainer Group Holdings, Ltd.(1)	4,237	81,266
Titan Machinery, Inc.(1)	1,521	29,736
Transcat, Inc.(1)	601	20,843
Triton International, Ltd.	5,174	250,991
Veritiv Corp.(1)	1,008	20,956
WESCO International, Inc.(1)	4,111	322,714
Willis Lease Finance Corp.(1)	332	10,113
		$ 3,296,530
Water Utilities — 0.4%
American States Water Co.	3,090	$ 245,686
Artesian Resources Corp., Class A	703	26,067
Cadiz, Inc.(1)(2)	1,074	11,438
California Water Service Group	4,213	227,628

30
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Water Utilities (continued)
Consolidated Water Co., Ltd.	1,137	$ 13,701
Global Water Resources, Inc.	641	9,237
Middlesex Water Co.	1,398	101,313
Pure Cycle Corp.(1)	1,502	16,868
SJW Group	2,210	153,286
York Water Co. (The)	1,157	53,916
		$ 859,140
Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(1)	3,894	$ 49,532
Gogo, Inc.(1)(2)	5,004	48,188
Shenandoah Telecommunications Co.	4,181	180,828
Spok Holdings, Inc.	1,597	17,775
		$ 296,323
Total Common Stocks (identified cost $139,748,681)		$209,660,034

Exchange-Traded Funds — 1.3%

Security	Shares	Value
iShares Russell 2000 ETF	15,000	$ 2,940,900
Total Exchange-Traded Funds (identified cost $2,131,209)		$ 2,940,900

Rights — 0.0%(5)

Security	Shares	Value
Biotechnology — 0.0%(5)
Aduro Biotech, Inc. CVR(1)(4)(6)	1,109	$ 0
GTx, Inc. CVR(1)(2)(4)(6)	57	0
Tobira Therapeutics, Inc. CVR(1)(4)(6)	690	9,481
		$ 9,481
Health Care Equipment & Supplies — 0.0%(5)
Elanco Animal Health, Inc. CVR(1)(4)(6)	3,555	$ 379
		$ 379
Pharmaceuticals — 0.0%(5)
Omthera Pharmaceutical, Inc. CVR(1)(4)(6)	508	$ 305
Progenic Pharmaceuticals, Inc. CVR(1)(4)(6)	7,261	0
		$ 305
Total Rights (identified cost $248)		$ 10,165

Short-Term Investments — 5.6%
Other — 2.2%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(7)	4,844,341	$ 4,844,825
Total Other (identified cost $4,844,825)		$ 4,844,825
Securities Lending Collateral — 2.9%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(8)	6,239,485	$ 6,239,485
Total Securities Lending Collateral (identified cost $6,239,485)		$ 6,239,485
U.S. Treasury Obligations — 0.5%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 4/22/21(9)	$1,000	$ 999,790
Total U.S. Treasury Obligations (identified cost $999,599)		$ 999,790
Total Short-Term Investments (identified cost $12,083,909)		$ 12,084,100
Total Investments — 103.2% (identified cost $153,964,047)		$224,695,199
Other Assets, Less Liabilities — (3.2)%		$ (6,893,392)
Net Assets — 100.0%		$217,801,807

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $19,473,804.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2020, the aggregate value of these securities is $212,900 or 0.1% of the Fund's net assets.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5)	Amount is less than 0.05%.
(6)	Restricted security. Total market value of restricted securities amounts to $10,165, which represents less than 0.05% of the net assets of the Fund as of December 31, 2020.

31
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Schedule of Investments — continued

(7)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.
(8)	Represents investment of cash collateral received in connection with securities lending.
(9)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini Russell 2000 Index	62	Long	3/19/21	$6,121,880	$ 69,190
					$69,190
Restricted Securities
Description	Acquisition Dates	Cost
Aduro Biotech, Inc. CVR	10/2/20	$ 0
Elanco Animal Health, Inc. CVR	7/19/19	90
GTx, Inc. CVR	6/10/19	117
Omthera Pharmaceutical, Inc. CVR	7/19/13	0
Progenic Pharmaceuticals, Inc. CVR	6/22/20	0
Tobira Therapeutics, Inc. CVR	11/2/16	41

Abbreviations:
CVR	– Contingent Value Rights
32
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $149,119,222) - including $19,473,804 of securities on loan	$ 219,850,374
Investments in securities of affiliated issuers, at value (identified cost $4,844,825)	4,844,825
Receivable for investments sold	34,486
Receivable for capital shares sold	52,105
Dividends receivable	184,172
Dividends receivable - affiliated	612
Securities lending income receivable	17,200
Receivable from affiliate	22,786
Directors' deferred compensation plan	39,598
Total assets	$225,046,158
Liabilities
Payable for variation margin on open futures contracts	$ 4,930
Payable for capital shares redeemed	741,757
Deposits for securities loaned	6,239,485
Payable to affiliates:
Investment advisory fee	45,691
Administrative fee	21,932
Distribution and service fees	8,159
Sub-transfer agency fee	153
Directors' deferred compensation plan	39,598
Accrued expenses	142,646
Total liabilities	$ 7,244,351
Net Assets	$217,801,807
Sources of Net Assets
Paid-in capital	$ 138,303,251
Distributable earnings	79,498,556
Total	$217,801,807
Class I Shares
Net Assets	$ 168,541,254
Shares Outstanding	1,874,369
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 89.92
Class F Shares
Net Assets	$ 49,260,553
Shares Outstanding	550,019
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 89.56
33
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $3,038)	$ 2,347,268
Dividend income - affiliated issuers	4,340
Interest income	24,216
Securities lending income, net	198,060
Total investment income	$ 2,573,884
Expenses
Investment advisory fee	$ 437,767
Administrative fee	210,128
Distribution and service fees:
Class F	77,282
Directors' fees and expenses	8,949
Custodian fees	9,448
Transfer agency fees and expenses	132,759
Accounting fees	36,811
Professional fees	32,788
Reports to shareholders	55,179
Licensing fees	85,280
Miscellaneous	23,038
Total expenses	$ 1,109,429
Waiver and/or reimbursement of expenses by affiliate	(349,007)
Net expenses	$ 760,422
Net investment income	$ 1,813,462
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 5,427,129
Investment securities - affiliated issuers	1,036
Futures contracts	1,332,185
Net realized gain	$ 6,760,350
Change in unrealized appreciation (depreciation):
Investment securities	$ 26,646,437
Futures contracts	(47,378)
Net change in unrealized appreciation (depreciation)	$26,599,059
Net realized and unrealized gain	$33,359,409
Net increase in net assets from operations	$35,172,871
34
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,813,462	$ 1,971,135
Net realized gain	6,760,350	9,994,139
Net change in unrealized appreciation (depreciation)	26,599,059	27,621,759
Net increase in net assets from operations	$ 35,172,871	$ 39,587,033
Distributions to shareholders:
Class I	$ (9,760,402)	$ (12,492,232)
Class F	(2,699,981)	(3,317,360)
Total distributions to shareholders	$ (12,460,383)	$ (15,809,592)
Capital share transactions:
Class I	$ (3,896,570)	$ 7,653,177
Class F	1,417,937	8,164,991
Net increase (decrease) in net assets from capital share transactions	$ (2,478,633)	$ 15,818,168
Net increase in net assets	$ 20,233,855	$ 39,595,609
Net Assets
At beginning of year	$ 197,567,952	$ 157,972,343
At end of year	$217,801,807	$197,567,952
35
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Financial Highlights

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 80.81	$ 71.03	$ 84.82	$ 77.43	$ 69.72
Income (Loss) From Operations
Net investment income(1)	$ 0.79	$ 0.90	$ 0.98	$ 0.93	$ 0.90
Net realized and unrealized gain (loss)	13.71	15.99	(9.44)	10.12	13.70
Total income (loss) from operations	$ 14.50	$ 16.89	$ (8.46)	$ 11.05	$ 14.60
Less Distributions
From net investment income	$ (0.82)	$ (0.77)	$ (0.96)	$ (0.64)	$ (0.41)
From net realized gain	(4.57)	(6.34)	(4.37)	(3.02)	(6.48)
Total distributions	$ (5.39)	$ (7.11)	$ (5.33)	$ (3.66)	$ (6.89)
Net asset value — End of year	$ 89.92	$ 80.81	$ 71.03	$ 84.82	$ 77.43
Total Return(2)	19.64%	25.08%	(11.23)%	14.37%	20.92%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$168,541	$154,335	$127,473	$158,646	$149,739
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.59%	0.58%	0.59%	0.65%	0.75%
Net expenses	0.39%	0.39%	0.38%	0.38%	0.53%
Net investment income	1.08%	1.13%	1.13%	1.15%	1.25%
Portfolio Turnover	16%	15%	15%	15%	17% (4)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	During the year ended December 31, 2016, the Fund incurred sales of $9,332,219 to realign the combined portfolio in connection with the reorganization of Calvert VP Natural Resources Portfolio into the Fund on September 23, 2016. These sales were excluded from the portfolio turnover calculation.
36
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 80.67	$ 71.07	$ 85.07	$ 77.84	$ 70.13
Income (Loss) From Operations
Net investment income(1)	$ 0.64	$ 0.73	$ 0.77	$ 0.74	$ 0.73
Net realized and unrealized gain (loss)	13.64	15.98	(9.44)	10.15	13.76
Total income (loss) from operations	$ 14.28	$ 16.71	$ (8.67)	$ 10.89	$ 14.49
Less Distributions
From net investment income	$ (0.82)	$ (0.77)	$ (0.96)	$ (0.64)	$ (0.30)
From net realized gain	(4.57)	(6.34)	(4.37)	(3.02)	(6.48)
Total distributions	$ (5.39)	$ (7.11)	$ (5.33)	$ (3.66)	$ (6.78)
Net asset value — End of year	$ 89.56	$ 80.67	$ 71.07	$ 85.07	$ 77.84
Total Return(2)	19.40%	24.82%	(11.46)%	14.08%	20.63%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,261	$43,233	$30,499	$32,547	$24,959
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.79%	0.78%	0.79%	0.86%	0.96%
Net expenses	0.59%	0.60%	0.63%	0.63%	0.78%
Net investment income	0.88%	0.92%	0.89%	0.91%	1.00%
Portfolio Turnover	16%	15%	15%	15%	17% (4)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	During the year ended December 31, 2016, the Fund incurred sales of $9,332,219 to realign the combined portfolio in connection with the reorganization of Calvert VP Natural Resources Portfolio into the Fund on September 23, 2016. These sales were excluded from the portfolio turnover calculation.
37
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public
38

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 209,658,594(2)	$ 1,440	$ 0	$ 209,660,034
Exchange-Traded Funds	2,940,900	—	—	2,940,900
Rights	—	—	10,165	10,165
Short-Term Investments:
Other	—	4,844,825	—	4,844,825
Securities Lending Collateral	6,239,485	—	—	6,239,485
U.S. Treasury Obligations	—	999,790	—	999,790
Total Investments	$218,838,979	$5,846,055	$10,165	$224,695,199
Futures Contracts	$ 69,190	$ —	$ —	$ 69,190
Total	$218,908,169	$5,846,055	$10,165	$224,764,389

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the
39

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the investment advisory fee amounted to $437,767. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.39% for Class I and 0.59% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2021. For the year ended December 31, 2020, CRM waived or reimbursed expenses of $349,007.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $210,128.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2020 amounted to $77,282 for Class F shares.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $576 and are included in transfer agency fees and expenses on the Statement of Operations.
40

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $224, which is included in miscellaneous expense on the Statement of Operations.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $131,391, of which $55,707 were incurred to AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2020 are amounts payable to AIP under the Servicing Plan of $5,079.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $26,945,651 and $31,440,886, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$3,233,185	$ 2,673,624
Long-term capital gains	$9,227,198	$13,135,968
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,549,440
Undistributed long-term capital gains	$ 6,171,811
Net unrealized appreciation	$70,777,305
41

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$153,917,894
Gross unrealized appreciation	$ 90,769,582
Gross unrealized depreciation	(19,992,277)
Net unrealized appreciation	$ 70,777,305
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2020 is included in the Schedule of Investments. During the year ended December 31, 2020, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$69,190 (1)	$—

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2020 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 1,332,185	$ (47,378)
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2020 was approximately $7,599,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2020, the total value of securities on loan was $19,473,804 and the total value of collateral received was $20,348,787, comprised of cash of $6,239,485 and U.S. government and/or agencies securities of $14,109,302.
42

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$6,239,485	$ —	$ —	$ —	$6,239,485
The carrying amount of the liability for deposits for securities loaned at December 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2020.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2020.
9  Affiliated Funds
At December 31, 2020, the value of the Fund’s investment in affiliated funds was $4,844,825, which represents 2.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$24,433,377	$(19,589,588)	$1,036	$ —	$4,844,825	$4,340	4,844,341
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	280,479	$ 19,443,152	165,668	$ 13,210,295
Reinvestment of distributions	136,242	9,760,402	174,765	12,492,232
Shares redeemed	(452,143)	(33,100,124)	(225,259)	(18,049,350)
Net increase (decrease)	(35,422)	$ (3,896,570)	115,174	$ 7,653,177
43

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class F
Shares sold	142,429	$ 10,333,138	133,706	$ 10,758,734
Reinvestment of distributions	37,820	2,699,981	46,469	3,317,360
Shares redeemed	(166,147)	(11,615,182)	(73,403)	(5,911,103)
Net increase	14,102	$ 1,417,937	106,772	$ 8,164,991
At December 31, 2020, separate accounts of an insurance company that is an affiliate of AIP owned 45.3% of the value of the outstanding shares of the Fund and separate accounts of two other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 33.1%.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.
44

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021
45

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 45.99% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $6,171,991 or, if subsequently determined to be different, the net capital gain of such year.
46

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP Russell 2000® Small Cap Index Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP Russell 2000® Small Cap Index Portfolio	Calvert Research and Management	Ameritas Investment Partners, Inc.
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. (“EVC”) and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.
47

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the
48

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
49

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
50

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
51

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
52

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24225     12.31.20

Calvert
VP EAFE International Index Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP EAFE International Index Portfolio

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began January 1, 2020, included some of the best and worst equity performances in over a decade.
As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Equity markets along with credit markets plunged in value amid unprecedented volatility.
In response, the U.S. Federal Reserve announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up the markets. Across the globe, other central banks and governments launched aggressive monetary and fiscal responses to help mitigate the economic effects of what became known as COVID-19. These actions helped calm investment markets and initiated a global equity rally that began in late March and lasted through August.
In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis. As with U.S. equities, overseas stock indexes reflected investor optimism as economies started to emerge from COVID-19 lockdowns and factories resumed production.
In September and October, however, the equity rally stalled as the pandemic appeared to increase its drag on the global economy. Across Europe, nations that seemed to have beaten back the coronavirus during the summer initiated new lockdowns to combat a second wave of infections. In the U.S., coronavirus cases were on the rise in virtually every state. Reflecting an increasingly grim economic outlook for fall and winter, most major global stock indexes reported negative returns in September and October.
In the closing months of the period, however, stocks reversed course again. Joe Biden’s victory in the November U.S. presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a global stock rally. The MSCI World Index and MSCI EAFE Index reported double-digit gains in November, while the blue-chip Dow Jones Industrial Average turned in its best month since January 1987, and the S&P 500® Index advanced nearly 11% for the month. As both vaccines were approved for emergency use in numerous countries and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the global rally continued.
For the period as a whole, the MSCI World Index, a broad measure of global equities, returned 15.90%; while the S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; and the technology-laden Nasdaq Composite Index returned 44.92%. The MSCI EAFE Index of developed-market international equities returned 7.82%; while the MSCI Emerging Markets Index returned 18.31% during the period.
Investment Strategy
Calvert VP EAFE International Index Portfolio (the Fund) seeks to substantially replicate the performance of the MSCI EAFE Index (the Index). This is accomplished by investing in all, or virtually all, of the stocks in the Index in approximately the same proportion as the Index. The Index is a widely accepted benchmark of international stock performance that is designed to represent the performance of large- and mid-cap securities in 21 developed markets, including countries in Europe, Australasia, and the Far East, but excluding the United States and Canada.
Fund Performance
For the 12-month period ended December 31, 2020, the Fund returned 7.78% for Class I shares at net asset value (NAV). By comparison, the Index returned 7.82% during the period. The Index is unmanaged and returns do not reflect any fees, dividend withholding taxes, and operating expenses.
Northern European countries were among the first to return to market highs following the global declines caused by the COVID-19 pandemic. Within the Fund during the period, the best-performing countries were Denmark (44.02%), the Netherlands (25.65%), Sweden (24.27%), and Finland (21.43%). The largest-country detractor to Fund performance was its allocation to the United Kingdom (-10.46%), as Brexit concerns weighed on U.K. stocks during most of the period.
Most market sectors had positive returns during the period, led by information technology (29.62%). Energy was the worst-performing sector (-27.60%) as demand significantly declined during the period because of the pandemic.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Performance

Portfolio Manager Thomas Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	11/12/2002	11/12/2002	7.78%	7.19%	4.88%
Class F at NAV	12/17/2007	11/12/2002	7.56	6.94	4.65

MSCI EAFE Index	—	—	7.82%	7.44%	5.50%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.68%	0.88%
Net	0.48	0.68
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2010	$15,754	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Nestle S.A.	2.1%
Roche Holding AG PC	1.5
Novartis AG	1.3
ASML Holding NV	1.3
LVMH Moet Hennessy Louis Vuitton SE	1.1
Toyota Motor Corp.	1.0
AIA Group, Ltd.	0.9
SAP SE	0.9
AstraZeneca PLC	0.8
Sony Corp.	0.8
Total	11.7%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of
U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,208.30	$2.66 **	0.48%
Class F	$1,000.00	$1,207.10	$3.77 **	0.68%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.72	$2.44 **	0.48%
Class F	$1,000.00	$1,021.72	$3.46 **	0.68%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments

Common Stocks — 99.4%

Security	Shares	Value
Australia — 6.8%
Afterpay, Ltd.(1)(2)	1,603	$ 145,722
AGL Energy, Ltd.	5,138	47,426
AMP, Ltd.(2)	26,519	31,868
Ampol, Ltd.	1,867	40,941
APA Group(2)	9,428	70,149
Aristocrat Leisure, Ltd.	4,401	105,672
ASX, Ltd.	1,431	79,416
Aurizon Holdings, Ltd.	16,477	49,504
AusNet Services	15,503	21,011
Australia & New Zealand Banking Group, Ltd.	21,979	385,690
BGP Holdings PLC(1)(3)	77,172	0
BHP Group, Ltd.	22,901	748,280
BlueScope Steel, Ltd.	3,687	49,792
Brambles, Ltd.	11,380	93,342
CIMIC Group, Ltd.(1)(2)	1,008	18,961
Coca-Cola Amatil, Ltd.	4,111	40,962
Cochlear, Ltd.(2)	497	72,520
Coles Group, Ltd.	10,242	143,095
Commonwealth Bank of Australia	13,799	877,092
Computershare, Ltd.	3,586	40,354
Crown Resorts, Ltd.(2)	3,713	27,634
CSL, Ltd.	3,541	773,682
Dexus	9,023	65,443
Evolution Mining, Ltd.	13,620	52,415
Fortescue Metals Group, Ltd.	13,023	235,227
Goodman Group	12,738	186,197
GPT Group (The)	14,328	49,838
Insurance Australia Group, Ltd.(2)	18,559	67,352
Lendlease Corp., Ltd.(2)	5,044	50,999
Macquarie Group, Ltd.	2,627	280,404
Magellan Financial Group, Ltd.	881	36,490
Medibank Pvt, Ltd.	21,199	49,100
Mirvac Group	32,152	65,300
National Australia Bank, Ltd.	24,899	434,085
Newcrest Mining, Ltd.	6,199	123,718
Northern Star Resources, Ltd.	6,225	60,843
Oil Search, Ltd.	14,805	42,430
Orica, Ltd.	3,401	39,777
Origin Energy, Ltd.	14,411	52,908
Qantas Airways, Ltd.(1)	7,283	27,309
QBE Insurance Group, Ltd.	11,557	75,333
Ramsay Health Care, Ltd.(2)	1,442	69,289
REA Group, Ltd.(2)	374	42,841
Rio Tinto, Ltd.	2,874	252,744
Santos, Ltd.	13,517	65,459
Security	Shares	Value
Australia (continued)
Scentre Group(2)	37,963	$ 81,544
Seek, Ltd.	2,474	54,242
Sonic Healthcare, Ltd.	3,614	89,543
South32, Ltd.	39,130	74,784
Stockland	19,317	62,366
Suncorp Group, Ltd.	10,030	75,481
Sydney Airport(1)(2)	10,017	49,582
Tabcorp Holdings, Ltd.	15,814	47,612
Telstra Corp., Ltd.	33,270	76,408
TPG Telecom, Ltd.(1)(2)	3,018	16,762
Transurban Group(2)	21,018	221,483
Treasury Wine Estates, Ltd.	5,227	37,811
Vicinity Centres(2)	34,472	42,624
Washington H. Soul Pattinson & Co., Ltd.	1,000	23,262
Wesfarmers, Ltd.	8,792	341,720
Westpac Banking Corp.	28,245	420,323
WiseTech Global, Ltd.	995	23,646
Woodside Petroleum, Ltd.	7,098	124,539
Woolworths Group, Ltd.	9,763	295,921
		$ 8,448,267
Austria — 0.2%
Erste Group Bank AG(1)	2,078	$ 63,302
OMV AG	1,294	51,686
Raiffeisen Bank International AG(1)	1,194	24,264
Verbund AG	502	42,648
Voestalpine AG	725	25,876
		$ 207,776
Belgium — 0.9%
Ageas S.A./NV	1,243	$ 66,012
Anheuser-Busch InBev S.A./NV	5,942	414,554
Elia Group S.A./NV(2)	260	31,034
Etablissements Franz Colruyt NV	493	29,122
Galapagos NV(1)	330	32,661
Groupe Bruxelles Lambert S.A.	917	92,428
KBC Groep NV(1)	2,006	140,382
Proximus S.A.	1,301	25,699
Sofina S.A.	130	43,976
Solvay S.A.(2)	521	61,444
UCB S.A.	1,003	103,607
Umicore S.A.	1,656	79,596
		$ 1,120,515
Denmark — 2.5%
Ambu A/S, Class B(2)	1,373	$ 58,983
AP Moller - Maersk A/S, Class A	24	49,579

7
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Denmark (continued)
AP Moller - Maersk A/S, Class B	47	$ 104,587
Carlsberg A/S, Class B	793	127,128
Chr. Hansen Holding A/S(1)	842	86,997
Coloplast A/S, Class B	956	146,200
Danske Bank A/S(1)	5,328	88,058
Demant A/S(1)(2)	798	31,541
DSV PANALPINA A/S	1,634	274,613
Genmab A/S(1)	504	204,369
GN Store Nord A/S	974	77,642
H Lundbeck A/S	678	23,211
Novo Nordisk A/S, Class B	13,442	937,702
Novozymes A/S, Class B	1,592	90,680
Orsted A/S(4)	1,476	301,997
Pandora A/S	798	89,310
ROCKWOOL International A/S, Class B	61	22,830
Tryg A/S(2)	1,186	37,301
Vestas Wind Systems A/S	1,522	359,541
		$ 3,112,269
Finland — 1.2%
Elisa Oyj	1,026	$ 56,245
Fortum Oyj	3,297	79,656
Kesko Oyj, Class B	2,174	55,799
Kone Oyj, Class B	2,644	215,433
Neste Oyj	3,281	238,213
Nokia Oyj(1)	43,206	166,875
Nordea Bank Abp(1)	24,852	203,672
Orion Oyj, Class B(2)	819	37,621
Sampo Oyj, Class A(2)	3,631	155,238
Stora Enso Oyj, Class R	4,366	83,599
UPM-Kymmene Oyj	4,106	153,120
Wartsila Oyj Abp	3,830	38,332
		$ 1,483,803
France — 10.5%
Accor S.A.(1)	1,534	$ 55,655
Aeroports de Paris(1)	234	30,274
Air Liquide S.A.	3,678	602,996
Alstom S.A.(1)	1,946	110,842
Amundi S.A.(1)(4)	448	36,513
ArcelorMittal S.A.(1)	5,460	124,870
Arkema S.A.	578	66,136
Atos SE(1)	785	71,683
AXA S.A.	14,963	358,848
BioMerieux	321	45,179
BNP Paribas S.A.(1)	8,728	460,770
Bollore S.A.	6,375	26,393
Security	Shares	Value
France (continued)
Bouygues S.A.	1,786	$ 73,455
Bureau Veritas S.A.(1)	2,318	61,878
Capgemini SE	1,239	192,729
Carrefour S.A.	4,895	83,824
Cie de Saint-Gobain(1)	4,155	191,098
Cie Generale des Etablissements Michelin SCA	1,287	165,710
CNP Assurances(1)	1,220	19,821
Covivio	345	31,658
Credit Agricole S.A.(1)	9,189	116,167
Danone S.A.	4,786	314,948
Dassault Aviation S.A.(1)	17	18,512
Dassault Systemes SE	1,013	205,456
Edenred	1,978	112,333
Eiffage S.A.(1)	718	69,403
Electricite de France S.A.(1)	5,047	79,865
Engie S.A.(1)	14,078	215,816
EssilorLuxottica S.A.	2,246	350,004
Eurazeo SE(1)	286	19,434
Eurofins Scientific SE(1)	970	81,816
Faurecia SE(1)	714	36,583
Gecina S.A.	366	56,913
Getlink SE(1)	3,525	60,987
Hermes International	244	262,368
Iliad S.A.	130	26,684
Ipsen S.A.	305	25,220
Kering S.A.	590	428,183
Klepierre S.A.	1,482	33,425
La Francaise des Jeux SAEM(4)	723	33,140
Legrand S.A.	2,068	184,996
L'Oreal S.A.	1,962	748,605
LVMH Moet Hennessy Louis Vuitton SE	2,162	1,353,414
Natixis S.A.(1)	7,719	26,449
Orange S.A.	15,668	186,528
Orpea S.A.(1)	435	57,042
Pernod-Ricard S.A.	1,642	315,340
Peugeot S.A.(1)	4,729	129,507
Publicis Groupe S.A.	1,677	83,349
Remy Cointreau S.A.	149	27,812
Renault S.A.(1)	1,531	67,015
Safran S.A.(1)	2,534	359,153
Sanofi	8,861	858,835
Sartorius Stedim Biotech	208	74,147
Schneider Electric SE	4,191	605,714
SCOR SE(1)	1,419	46,027
SEB S.A.	175	31,821
SES S.A. FDR	3,178	29,826
Societe Generale S.A.(1)	6,492	134,960

8
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
France (continued)
Sodexo S.A.	722	$ 61,062
Suez S.A.	2,939	58,249
Teleperformance	446	148,064
Thales S.A.	840	76,854
TOTAL SE	19,580	845,116
Ubisoft Entertainment S.A.(1)	727	70,060
Unibail-Rodamco-Westfield	1,158	90,191
Valeo S.A.	1,737	68,515
Veolia Environnement S.A.	4,366	107,654
Vinci S.A.	4,001	398,537
Vivendi S.A.	6,372	205,525
Wendel SE	198	23,629
Worldline S.A.(1)(4)	1,865	181,181
		$ 13,012,766
Germany — 9.2%
adidas AG(1)	1,474	$ 536,248
Allianz SE	3,251	798,682
Aroundtown S.A.	8,106	60,438
BASF SE	7,131	563,653
Bayer AG	7,757	456,974
Bayerische Motoren Werke AG	2,554	225,407
Bayerische Motoren Werke AG, PFC Shares	409	27,552
Bechtle AG	220	48,310
Beiersdorf AG	834	95,876
Brenntag AG	1,131	87,948
Carl Zeiss Meditec AG	333	44,162
Commerzbank AG(1)	8,316	53,742
Continental AG	892	132,761
Covestro AG(4)	1,407	86,690
Daimler AG	6,567	465,464
Delivery Hero SE(1)(4)	970	151,697
Deutsche Bank AG(1)	15,086	165,931
Deutsche Boerse AG	1,467	249,789
Deutsche Lufthansa AG(1)	2,376	31,439
Deutsche Post AG	7,811	386,924
Deutsche Telekom AG	25,978	474,166
Deutsche Wohnen SE	2,770	147,793
E.ON SE	17,390	192,564
Evonik Industries AG	1,690	55,237
Fresenius Medical Care AG & Co. KGaA	1,614	134,587
Fresenius SE & Co. KGaA	3,202	148,066
Fuchs Petrolub SE, PFC Shares	438	24,713
GEA Group AG	1,175	42,026
Hannover Rueck SE	489	77,925
HeidelbergCement AG	1,195	88,974
HelloFresh SE(1)	1,197	92,590
Security	Shares	Value
Germany (continued)
Henkel AG & Co. KGaA	829	$ 79,883
Henkel AG & Co. KGaA, PFC Shares	1,353	152,557
HOCHTIEF AG	211	20,533
Infineon Technologies AG	10,088	385,247
KION Group AG	472	40,933
Knorr-Bremse AG	597	81,552
Lanxess AG	652	49,585
LEG Immobilien AG	523	81,141
Merck KGaA	995	170,657
MTU Aero Engines AG	398	103,746
Muenchener Rueckversicherungs-Gesellschaft AG	1,083	321,788
Nemetschek SE	486	36,119
Porsche Automobil Holding SE, PFC Shares	1,254	86,622
Puma SE(1)	706	79,444
Rational AG	41	38,104
RWE AG	4,927	208,448
SAP SE	8,167	1,057,779
Sartorius AG, PFC Shares	273	114,982
Scout24 AG(4)	813	66,433
Siemens AG	5,965	859,237
Siemens Energy AG(1)	3,088	114,016
Siemens Healthineers AG(4)	2,206	113,523
Symrise AG	1,043	138,660
TeamViewer AG(1)(4)	1,093	58,713
Telefonica Deutschland Holding AG	7,582	20,883
Uniper SE	1,713	59,355
United Internet AG	763	32,119
Volkswagen AG	223	46,496
Volkswagen AG, PFC Shares	1,446	270,234
Vonovia SE	4,017	293,378
Zalando SE(1)(4)	1,161	129,140
		$ 11,459,635
Hong Kong — 3.2%
AIA Group, Ltd.	94,566	$ 1,152,392
ASM Pacific Technology, Ltd.	2,174	28,711
Bank of East Asia, Ltd. (The)	11,110	23,767
BOC Hong Kong Holdings, Ltd.	29,956	90,803
Budweiser Brewing Co. APAC, Ltd.(4)	12,300	40,631
CK Asset Holdings, Ltd.	19,209	98,291
CK Hutchison Holdings, Ltd.	21,347	149,041
CK Infrastructure Holdings, Ltd.	6,104	32,781
CLP Holdings, Ltd.	13,122	121,334
ESR Cayman, Ltd.(1)(4)	13,600	48,819
Galaxy Entertainment Group, Ltd.	16,913	131,660
Hang Lung Properties, Ltd.	14,000	36,894
Hang Seng Bank, Ltd.	5,640	97,335

9
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Hong Kong (continued)
Henderson Land Development Co., Ltd.	11,806	$ 45,862
HK Electric Investments & HK Electric Investments, Ltd.	20,027	19,711
HKT Trust & HKT, Ltd.	25,020	32,449
Hong Kong & China Gas Co., Ltd.	86,691	129,699
Hong Kong Exchanges & Clearing, Ltd.	9,406	515,935
Hongkong Land Holdings, Ltd.	9,294	38,386
Jardine Matheson Holdings, Ltd.	1,619	90,564
Jardine Strategic Holdings, Ltd.	1,900	47,228
Link REIT	15,789	143,392
Melco Resorts & Entertainment Ltd. ADR	1,940	35,987
MTR Corp., Ltd.	10,981	61,413
New World Development Co., Ltd.	12,107	56,327
PCCW, Ltd.	29,657	17,859
Power Assets Holdings, Ltd.	11,042	59,799
Sands China, Ltd.	19,483	85,090
Sino Land Co., Ltd.	23,433	30,494
SJM Holdings, Ltd.	15,000	16,818
Sun Hung Kai Properties, Ltd.	10,152	129,834
Swire Pacific, Ltd., Class A	4,537	24,992
Swire Properties, Ltd.	8,529	24,797
Techtronic Industries Co., Ltd.	11,025	157,585
WH Group, Ltd.(4)	81,549	68,383
Wharf Real Estate Investment Co., Ltd.	13,118	68,176
Wynn Macau, Ltd.(1)	13,891	23,371
Xinyi Glass Holdings, Ltd.	14,000	39,159
		$ 4,015,769
Ireland — 1.0%
CRH PLC	6,047	$ 257,158
DCC PLC	788	55,761
Experian PLC	7,026	266,908
Flutter Entertainment PLC(1)	1,260	256,202
James Hardie Industries PLC CDI(1)	3,369	99,847
Kerry Group PLC, Class A	1,223	177,633
Kingspan Group PLC(1)	1,176	82,352
Smurfit Kappa Group PLC	1,810	84,605
		$ 1,280,466
Israel — 0.6%
Azrieli Group, Ltd.	315	$ 20,020
Bank Hapoalim BM(1)	9,053	62,178
Bank Leumi Le-Israel B.M.	11,623	68,608
Check Point Software Technologies, Ltd.(1)	916	121,746
CyberArk Software, Ltd.(1)	327	52,840
Elbit Systems, Ltd.	215	28,342
ICL Group, Ltd.	5,940	30,322
Israel Discount Bank, Ltd., Class A	9,880	38,147
Security	Shares	Value
Israel (continued)
Mizrahi Tefahot Bank, Ltd.	995	$ 23,081
Nice, Ltd.(1)	498	140,893
Teva Pharmaceutical Industries, Ltd. ADR(1)	8,820	85,113
Wix.com, Ltd.(1)	433	108,233
		$ 779,523
Italy — 2.1%
Amplifon SpA(1)	989	$ 41,109
Assicurazioni Generali SpA	8,933	156,403
Atlantia SpA(1)	3,751	67,735
Davide Campari-Milano NV	4,524	51,856
DiaSorin SpA	212	44,264
Enel SpA	63,580	646,909
Eni SpA	19,584	204,451
Ferrari NV	971	225,215
FinecoBank Banca Fineco SpA(1)	4,632	76,391
Infrastrutture Wireless Italiane SpA(4)	2,019	24,475
Intesa Sanpaolo SpA(1)	129,300	305,629
Mediobanca Banca di Credito Finanziario SpA(1)	5,472	50,653
Moncler SpA(1)	1,600	98,369
Nexi SpA(1)(4)	3,168	63,040
Poste Italiane SpA(4)	4,086	41,795
Prysmian SpA	1,988	70,758
Recordati Industria Chimica e Farmaceutica SpA	757	42,096
Snam SpA	16,457	92,942
Telecom Italia SpA	65,121	30,226
Telecom Italia SpA, PFC Shares	46,896	24,436
Tenaris S.A.	3,576	28,979
Terna Rete Elettrica Nazionale SpA	11,610	89,213
UniCredit SpA(1)	16,997	159,252
		$ 2,636,196
Japan — 25.2%
ABC-Mart, Inc.	336	$ 18,682
Acom Co., Ltd.(2)	4,068	17,369
Advantest Corp.	1,600	119,843
AEON Co., Ltd.	5,248	172,168
Aeon Mall Co., Ltd.	461	7,614
AGC, Inc.(2)	1,656	57,909
Air Water, Inc.	1,519	27,028
Aisin Seiki Co., Ltd.	1,252	37,546
Ajinomoto Co., Inc.	3,399	77,020
Alfresa Holdings Corp.	1,516	27,787
Amada Co., Ltd.	2,469	27,169
ANA Holdings, Inc.(1)	883	19,510
Asahi Group Holdings, Ltd.	3,515	144,755
Asahi Intecc Co., Ltd.(2)	1,600	58,440

10
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Asahi Kasei Corp.	10,170	$ 104,244
Astellas Pharma, Inc.	14,301	221,433
Azbil Corp.	1,000	54,702
Bandai Namco Holdings, Inc.	1,537	133,105
Bank of Kyoto, Ltd. (The)	318	16,580
Bridgestone Corp.	4,084	133,938
Brother Industries, Ltd.	1,905	39,326
Calbee, Inc.	818	24,658
Canon, Inc.(2)	7,600	147,231
Capcom Co., Ltd.	700	45,397
Casio Computer Co., Ltd.	1,531	28,018
Central Japan Railway Co.	1,159	163,887
Chiba Bank, Ltd. (The)	4,141	22,851
Chubu Electric Power Co., Inc.	4,569	55,139
Chugai Pharmaceutical Co., Ltd.(2)	5,246	279,901
Chugoku Electric Power Co., Inc. (The)(2)	2,137	25,079
Coca-Cola Bottlers Japan Holdings, Inc.	1,200	18,744
Concordia Financial Group, Ltd.	8,031	28,330
Cosmos Pharmaceutical Corp.	200	32,296
CyberAgent, Inc.	700	48,289
Dai Nippon Printing Co., Ltd.	2,105	37,864
Daifuku Co., Ltd.	800	98,996
Dai-ichi Life Holdings, Inc.	8,113	122,226
Daiichi Sankyo Co., Ltd.	13,300	455,793
Daikin Industries, Ltd.	1,958	435,591
Daito Trust Construction Co., Ltd.	516	48,223
Daiwa House Industry Co., Ltd.	4,332	128,802
Daiwa House REIT Investment Corp.	16	39,582
Daiwa Securities Group, Inc.	12,125	55,227
Denso Corp.	3,334	198,442
Dentsu Group, Inc.(2)	1,505	44,792
Disco Corp.	200	67,407
East Japan Railway Co.	2,350	156,781
Eisai Co., Ltd.	1,951	139,522
ENEOS Holdings, Inc.	24,938	89,570
FANUC Corp.	1,462	360,893
Fast Retailing Co., Ltd.	500	448,340
Fuji Electric Co., Ltd.	1,141	41,186
FUJIFILM Holdings Corp.	2,727	143,855
Fujitsu, Ltd.	1,552	224,319
Fukuoka Financial Group, Inc.	1,577	28,110
GLP J-REIT	31	48,918
GMO Payment Gateway, Inc.	300	40,315
Hakuhodo DY Holdings, Inc.	2,178	29,927
Hamamatsu Photonics K.K.	1,151	65,853
Hankyu Hanshin Holdings, Inc.	1,862	61,934
Harmonic Drive Systems, Inc.(2)	300	26,846
Security	Shares	Value
Japan (continued)
Hikari Tsushin, Inc.	119	$ 27,921
Hino Motors, Ltd.	2,636	22,503
Hirose Electric Co., Ltd.	242	36,729
Hisamitsu Pharmaceutical Co., Inc.	330	19,615
Hitachi Construction Machinery Co., Ltd.	796	22,633
Hitachi Metals, Ltd.(2)	1,986	30,195
Hitachi, Ltd.	7,684	303,282
Honda Motor Co., Ltd.	12,601	355,553
Hoshizaki Corp.(2)	416	38,199
HOYA Corp.	2,923	404,820
Hulic Co., Ltd.	2,340	25,740
Ibiden Co., Ltd.	900	42,072
Idemitsu Kosan Co., Ltd.(2)	1,684	37,076
Iida Group Holdings Co., Ltd.	1,100	22,240
INPEX Corp.	8,491	45,786
Isuzu Motors, Ltd.	4,355	41,458
Ito En, Ltd.	400	25,329
ITOCHU Corp.	10,448	300,486
Itochu Techno-Solutions Corp.	700	24,996
Japan Airlines Co., Ltd.(1)	820	15,813
Japan Airport Terminal Co., Ltd.(2)	400	24,275
Japan Exchange Group, Inc.	4,118	105,222
Japan Post Bank Co., Ltd.	3,400	27,947
Japan Post Holdings Co., Ltd.	12,500	97,364
Japan Post Insurance Co., Ltd.	1,500	30,756
Japan Real Estate Investment Corp.	10	57,783
Japan Retail Fund Investment Corp.	20	36,399
Japan Tobacco, Inc.	9,134	186,216
JFE Holdings, Inc.(1)	4,025	38,645
JSR Corp.	1,459	40,681
Kajima Corp.	3,581	48,039
Kakaku.com, Inc.	955	26,142
Kansai Electric Power Co., Inc. (The)	5,178	48,974
Kansai Paint Co., Ltd.	1,523	46,947
Kao Corp.	3,801	293,651
KDDI Corp.	12,467	369,650
Keihan Holdings Co., Ltd.	838	40,176
Keikyu Corp.	1,589	27,260
Keio Corp.	779	60,439
Keisei Electric Railway Co., Ltd.	1,005	34,019
Keyence Corp.	1,360	765,023
Kikkoman Corp.	1,201	83,586
Kintetsu Group Holdings Co., Ltd.	1,346	58,989
Kirin Holdings Co., Ltd.	6,326	149,376
Kobayashi Pharmaceutical Co., Ltd.(2)	400	48,891
Kobe Bussan Co., Ltd.	1,000	30,725
Koei Tecmo Holdings Co., Ltd.	400	24,419

11
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Koito Manufacturing Co., Ltd.	747	$ 50,838
Komatsu, Ltd.	6,646	183,418
Konami Holdings Corp.	651	36,629
Kose Corp.	208	35,543
Kubota Corp.	8,011	175,021
Kuraray Co., Ltd.	2,718	28,939
Kurita Water Industries, Ltd.	732	27,980
Kyocera Corp.	2,548	156,392
Kyowa Kirin Co., Ltd.	1,944	53,087
Kyushu Electric Power Co., Inc.(2)	3,051	26,321
Kyushu Railway Co.	1,200	25,888
Lasertec Corp.	600	70,424
Lawson, Inc.	500	23,268
Lion Corp.(2)	1,722	41,715
Lixil Corp.	2,113	45,824
M3, Inc.	3,458	326,668
Makita Corp.	1,748	87,675
Marubeni Corp.	13,733	91,495
Marui Group Co., Ltd.	1,730	30,465
Mazda Motor Corp.	4,510	30,190
McDonald's Holdings Co. (Japan), Ltd.(2)	577	27,962
Medipal Holdings Corp.	1,145	21,532
MEIJI Holdings Co., Ltd.	967	68,057
Mercari, Inc.(1)	600	26,597
MINEBEA MITSUMI, Inc.	2,859	56,879
MISUMI Group, Inc.	2,280	74,846
Mitsubishi Chemical Holdings Corp.	9,122	55,264
Mitsubishi Corp.	10,590	261,063
Mitsubishi Electric Corp.	14,060	212,498
Mitsubishi Estate Co., Ltd.	9,168	147,356
Mitsubishi Gas Chemical Co., Inc.	1,148	26,399
Mitsubishi Heavy Industries, Ltd.	2,544	77,913
Mitsubishi UFJ Financial Group, Inc.	95,076	420,960
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,866	13,762
Mitsui & Co., Ltd.	12,875	236,054
Mitsui Chemicals, Inc.	1,475	43,329
Mitsui Fudosan Co., Ltd.	7,031	147,226
Miura Co., Ltd.	700	39,080
Mizuho Financial Group, Inc.	18,700	237,344
MonotaRO Co., Ltd.	900	45,710
MS&AD Insurance Group Holdings, Inc.	3,328	101,255
Murata Manufacturing Co., Ltd.	4,514	408,650
Nabtesco Corp.	748	32,832
Nagoya Railroad Co., Ltd.	1,275	33,642
NEC Corp.	2,055	110,373
Nexon Co., Ltd.	3,850	118,791
NGK Insulators, Ltd.	1,971	30,455
Security	Shares	Value
Japan (continued)
NGK Spark Plug Co., Ltd.	1,223	$ 20,885
NH Foods, Ltd.	583	25,678
Nidec Corp.	3,528	446,320
Nihon M&A Center, Inc.	1,200	80,248
Nintendo Co., Ltd.	821	527,034
Nippon Building Fund, Inc.	12	69,596
Nippon Express Co., Ltd.	576	38,746
Nippon Paint Holdings Co., Ltd.	1,158	127,244
Nippon Prologis REIT, Inc.	16	49,985
Nippon Sanso Holdings Corp.	1,324	24,628
Nippon Shinyaku Co., Ltd.	400	26,256
Nippon Steel Corp(1)	6,475	83,509
Nippon Telegraph & Telephone Corp.	9,904	254,127
Nippon Yusen KK	1,300	30,330
Nissan Chemical Corp.	1,047	65,652
Nissan Motor Co., Ltd.(1)	17,743	96,174
Nisshin Seifun Group, Inc.	1,417	22,572
Nissin Foods Holdings Co., Ltd.	498	42,686
Nitori Holdings Co., Ltd.	616	128,807
Nitto Denko Corp.	1,270	113,767
Nomura Holdings, Inc.	24,357	128,777
Nomura Real Estate Holdings, Inc.	870	19,291
Nomura Real Estate Master Fund, Inc.	37	52,949
Nomura Research Institute, Ltd.	2,500	89,434
NSK, Ltd.	3,396	29,554
NTT Data Corp.	5,030	68,852
Obayashi Corp.	5,320	45,936
Obic Co., Ltd.	560	112,548
Odakyu Electric Railway Co., Ltd.	2,305	72,396
Oji Holdings Corp.	6,573	37,421
Olympus Corp.	9,076	198,709
Omron Corp.	1,463	130,604
Ono Pharmaceutical Co., Ltd.	3,005	90,555
Oracle Corp. Japan	289	37,672
Oriental Land Co., Ltd.	1,524	251,813
ORIX Corp.	9,902	152,334
Orix JREIT, Inc.	24	39,704
Osaka Gas Co., Ltd.	3,123	64,014
Otsuka Corp.(2)	864	45,573
Otsuka Holdings Co., Ltd.(2)	3,152	135,052
Pan Pacific International Holdings Corp.	3,336	77,074
Panasonic Corp.	17,647	205,715
PeptiDream, Inc.(1)	700	35,607
Persol Holdings Co., Ltd.	1,200	21,680
Pigeon Corp.(2)	900	37,145
Pola Orbis Holdings, Inc.	932	18,926
Rakuten, Inc.(1)(2)	6,900	66,398

12
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Recruit Holdings Co., Ltd.	9,857	$ 414,023
Renesas Electronics Corp.(1)	6,000	62,802
Resona Holdings, Inc.	16,411	57,451
Ricoh Co., Ltd.	5,835	38,370
Rinnai Corp.	246	28,596
Rohm Co., Ltd.	707	68,537
Ryohin Keikaku Co., Ltd.	1,730	35,404
Santen Pharmaceutical Co., Ltd.	2,900	47,100
SBI Holdings, Inc.	1,875	44,605
SCSK Corp.	400	22,874
Secom Co., Ltd.	1,648	152,031
Sega Sammy Holdings, Inc.	1,500	23,679
Seibu Holdings, Inc.	1,400	13,733
Seiko Epson Corp.(2)	2,252	33,465
Sekisui Chemical Co., Ltd.	2,464	46,721
Sekisui House, Ltd.	4,950	100,840
Seven & i Holdings Co., Ltd.	5,826	206,302
SG Holdings Co., Ltd.	2,600	70,892
Sharp Corp.(2)	1,524	23,156
Shimadzu Corp.	1,814	70,510
Shimamura Co., Ltd.	125	13,134
Shimano, Inc.	550	128,743
Shimizu Corp.	4,127	30,042
Shin-Etsu Chemical Co., Ltd.	2,785	488,811
Shinsei Bank, Ltd.	922	11,390
Shionogi & Co., Ltd.	2,021	110,491
Shiseido Co., Ltd.	3,174	219,718
Shizuoka Bank, Ltd. (The)	3,925	28,811
SMC Corp.	479	292,543
SoftBank Corp.	22,200	278,654
SoftBank Group Corp.	12,184	945,905
Sohgo Security Services Co., Ltd.	528	27,390
Sompo Holdings, Inc.	2,699	109,425
Sony Corp.	9,880	995,588
Square Enix Holdings Co., Ltd.	700	42,441
Stanley Electric Co., Ltd.	1,134	36,582
Subaru Corp.	4,728	94,602
Sumco Corp.	2,300	50,504
Sumitomo Chemical Co., Ltd.	13,034	52,537
Sumitomo Corp.	9,025	119,608
Sumitomo Dainippon Pharma Co., Ltd.	1,622	23,972
Sumitomo Electric Industries, Ltd.	5,990	79,372
Sumitomo Metal Mining Co., Ltd.	1,720	76,507
Sumitomo Mitsui Financial Group, Inc.(2)	10,097	312,988
Sumitomo Mitsui Trust Holdings, Inc.	2,482	76,581
Sumitomo Realty & Development Co., Ltd.	2,268	70,019
Sundrug Co., Ltd.	500	19,983
Security	Shares	Value
Japan (continued)
Suntory Beverage & Food, Ltd.(2)	1,117	$ 39,563
Suzuken Co., Ltd.	500	18,087
Suzuki Motor Corp.	2,978	138,047
Sysmex Corp.	1,293	155,582
T&D Holdings, Inc.	4,306	50,935
Taiheiyo Cement Corp.	831	20,816
Taisei Corp.	1,549	53,438
Taisho Pharmaceutical Holdings Co., Ltd.	267	18,004
Takeda Pharmaceutical Co., Ltd.	12,324	445,998
TDK Corp.	955	144,094
Teijin, Ltd.	1,307	24,595
Terumo Corp.	4,918	205,800
THK Co., Ltd.	828	26,778
TIS, Inc.	1,900	38,949
Tobu Railway Co., Ltd.	1,573	46,901
Toho Co., Ltd.	856	36,105
Toho Gas Co., Ltd.	572	37,895
Tohoku Electric Power Co., Inc.	3,514	29,002
Tokio Marine Holdings, Inc.	4,900	252,456
Tokyo Century Corp.	300	23,808
Tokyo Electric Power Co. Holdings, Inc.(1)	11,600	30,640
Tokyo Electron, Ltd.	1,179	440,431
Tokyo Gas Co., Ltd.	2,962	68,556
Tokyu Corp.	3,484	43,288
Tokyu Fudosan Holdings Corp.	5,227	27,921
Toppan Printing Co., Ltd.	2,074	29,288
Toray Industries, Inc.	10,262	60,868
Toshiba Corp.	3,174	88,899
Tosoh Corp.	1,700	26,561
TOTO, Ltd.	1,143	68,795
Toyo Suisan Kaisha, Ltd.	704	34,262
Toyoda Gosei Co., Ltd.	662	19,207
Toyota Industries Corp.	1,161	92,243
Toyota Motor Corp.	16,530	1,275,621
Toyota Tsusho Corp.	1,765	71,423
Trend Micro, Inc.(1)(2)	944	54,349
Tsuruha Holdings, Inc.	272	38,679
Unicharm Corp.	3,214	152,427
United Urban Investment Corp.	22	27,236
USS Co., Ltd.	1,635	33,061
Welcia Holdings Co., Ltd.	800	30,178
West Japan Railway Co.	1,278	66,916
Yakult Honsha Co., Ltd.	996	50,230
Yamada Holdings Co., Ltd.	6,405	34,030
Yamaha Corp.	1,109	65,347
Yamaha Motor Co., Ltd.	2,354	48,048
Yamato Holdings Co., Ltd.(2)	2,464	62,913

13
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Yamazaki Baking Co., Ltd.	931	$ 15,549
Yaskawa Electric Corp.	1,883	93,878
Yokogawa Electric Corp.	1,628	32,471
Z Holdings Corp.	20,817	125,969
ZOZO, Inc.	1,007	24,807
		$ 31,321,304
Netherlands — 5.6%
ABN AMRO Group NV(1)(4)	3,112	$ 30,494
Adyen NV(1)(4)	140	325,296
Aegon NV	12,975	51,755
Airbus SE(1)	4,566	501,092
Akzo Nobel NV	1,505	161,539
Altice Europe NV(1)	5,630	36,464
Argenx SE(1)(2)	363	106,969
ASML Holding NV	3,309	1,602,142
CNH Industrial NV(1)	8,270	103,957
EXOR NV	898	72,942
Fiat Chrysler Automobiles NV(1)	8,195	148,051
Heineken Holding NV	927	86,982
Heineken NV(2)	1,986	221,061
ING Groep NV(1)	30,008	279,010
JDE Peet's NV(1)	587	26,627
Just Eat Takeaway.com NV(1)(4)	1,028	115,910
Koninklijke Ahold Delhaize NV	8,492	239,571
Koninklijke DSM NV	1,327	228,206
Koninklijke KPN NV	28,789	87,498
Koninklijke Philips NV(1)	7,039	379,174
Koninklijke Vopak NV	531	27,856
NN Group NV	2,127	91,951
Prosus NV	3,848	415,502
QIAGEN NV(1)	1,690	87,629
Randstad NV(1)(2)	975	63,114
Royal Dutch Shell PLC, Class A	31,929	559,919
Royal Dutch Shell PLC, Class B	29,023	491,902
STMicroelectronics NV	4,868	180,095
Wolters Kluwer NV	2,106	177,484
		$ 6,900,192
New Zealand — 0.4%
a2 Milk Co., Ltd. (The)(1)	6,163	$ 53,602
Auckland International Airport, Ltd.(1)	8,719	47,681
Fisher & Paykel Healthcare Corp., Ltd.	4,693	111,453
Mercury NZ, Ltd.	4,384	20,632
Meridian Energy, Ltd.	9,757	52,255
Ryman Healthcare, Ltd.	2,935	32,200
Spark New Zealand, Ltd.	13,480	45,660
Security	Shares	Value
New Zealand (continued)
Xero, Ltd.(1)	981	$ 111,342
		$ 474,825
Norway — 0.6%
Adevinta ASA(1)	1,949	$ 32,763
DNB ASA(1)	7,479	146,555
Equinor ASA	7,555	127,502
Gjensidige Forsikring ASA	1,602	35,756
Mowi ASA	3,437	76,738
Norsk Hydro ASA	9,871	45,940
Orkla ASA	6,067	61,595
Schibsted ASA, Class A(1)	610	25,998
Schibsted ASA, Class B(1)	630	23,386
Telenor ASA	5,788	98,250
Yara International ASA	1,431	59,366
		$ 733,849
Portugal — 0.2%
EDP - Energias de Portugal S.A.	21,198	$ 133,049
Galp Energia SGPS S.A.	4,436	47,006
Jeronimo Martins SGPS S.A.	1,795	30,173
		$ 210,228
Singapore — 1.0%
Ascendas Real Estate Investment Trust	23,731	$ 53,572
CapitaLand Integrated Commercial Trust	34,972	57,194
CapitaLand, Ltd.	17,448	43,293
City Developments, Ltd.	4,171	25,143
DBS Group Holdings, Ltd.	13,948	264,325
Genting Singapore, Ltd.	48,954	31,528
Keppel Corp., Ltd.	12,128	49,390
Mapletree Commercial Trust	19,300	31,111
Mapletree Logistics Trust	22,400	34,092
Oversea-Chinese Banking Corp., Ltd.	26,436	201,455
Singapore Airlines, Ltd.(1)	9,600	31,149
Singapore Exchange, Ltd.	6,600	46,358
Singapore Technologies Engineering, Ltd.	13,918	40,280
Singapore Telecommunications, Ltd.	66,391	115,928
Suntec Real Estate Investment Trust	15,065	16,991
United Overseas Bank, Ltd.	8,914	151,934
UOL Group, Ltd.	3,470	20,234
Venture Corp., Ltd.	2,000	29,408
Wilmar International, Ltd.	15,000	52,812
		$ 1,296,197
Spain — 2.5%
ACS Actividades de Construccion y Servicios S.A.	2,224	$ 73,888

14
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Spain (continued)
Aena SME S.A.(1)(4)	543	$ 94,400
Amadeus IT Group S.A.	3,541	261,387
Banco Bilbao Vizcaya Argentaria S.A.	53,024	262,819
Banco Santander S.A.(1)	134,430	419,198
CaixaBank S.A.	28,587	73,476
Cellnex Telecom S.A.(4)	2,406	144,487
Enagas S.A.	1,961	43,141
Endesa S.A.	2,524	69,231
Ferrovial S.A.(2)	3,918	108,335
Grifols S.A.(2)	2,499	72,962
Iberdrola S.A.	46,904	674,024
Industria de Diseno Textil S.A.	8,613	273,375
Naturgy Energy Group S.A.	2,455	57,089
Red Electrica Corp. S.A.	3,451	70,853
Repsol S.A.(2)	11,100	111,823
Siemens Gamesa Renewable Energy S.A.(2)	1,846	74,959
Telefonica S.A.(5)	37,530	149,280
Telefonica S.A.(5)	2,085	8,266
		$ 3,042,993
Sweden — 3.2%
Alfa Laval AB(1)	2,529	$ 69,842
Assa Abloy AB, Class B	7,674	189,640
Atlas Copco AB, Class A	5,184	266,439
Atlas Copco AB, Class B	2,945	132,194
Boliden AB	1,960	69,536
Electrolux AB, Series B	1,958	45,557
Epiroc AB, Class A	5,226	94,981
Epiroc AB, Class B	3,103	52,384
EQT AB(2)	2,004	50,869
Essity AB, Class B	4,621	148,885
Evolution Gaming Group AB(4)	1,254	126,070
Fastighets AB Balder, Class B(1)	794	41,458
Hennes & Mauritz AB, Class B(1)	6,452	135,441
Hexagon AB, Class B	2,200	201,700
Husqvarna AB, Class B	3,160	41,010
ICA Gruppen AB	820	41,017
Industrivarden AB, Class A(1)	851	28,353
Industrivarden AB, Class C(1)	1,127	36,427
Investment AB Latour, Class B	1,245	30,157
Investor AB, Class B	3,506	255,178
Kinnevik AB, Class B	1,988	99,870
L E Lundbergforetagen AB, Class B(1)	593	31,814
Lundin Energy AB	1,471	39,868
Nibe Industrier AB, Class B	2,332	76,475
Sandvik AB(1)	8,759	216,028
Securitas AB, Class B	2,477	39,963
Security	Shares	Value
Sweden (continued)
Skandinaviska Enskilda Banken AB, Class A(1)	13,199	$ 135,917
Skanska AB, Class B	2,734	69,673
SKF AB, Class B	3,034	78,942
Svenska Cellulosa AB SCA, Class B(1)	4,539	79,360
Svenska Handelsbanken AB, Class A(1)	11,615	117,080
Swedbank AB, Class A(1)	7,146	125,344
Swedish Match AB	1,210	94,163
Tele2 AB, Class B	3,517	46,523
Telefonaktiebolaget LM Ericsson, Class B	22,511	267,779
Telia Co. AB	20,293	83,807
Volvo AB, Class B(1)	11,060	261,824
		$ 3,921,568
Switzerland — 9.8%
ABB, Ltd.	14,430	$ 404,750
Adecco Group AG	1,241	82,655
Alcon, Inc.(1)	3,789	251,575
Baloise Holding AG	374	66,449
Banque Cantonale Vaudoise	253	27,539
Barry Callebaut AG	26	61,961
Chocoladefabriken Lindt & Sprungli AG	1	100,441
Chocoladefabriken Lindt & Sprungli AG PC	6	58,483
Cie Financiere Richemont S.A.	4,048	365,704
Clariant AG	1,727	36,640
Coca-Cola HBC AG	1,588	51,424
Credit Suisse Group AG	18,622	240,426
EMS-Chemie Holding AG	64	61,566
Geberit AG	296	185,287
Givaudan S.A.	72	304,619
Glencore PLC(1)	77,086	244,809
Julius Baer Group, Ltd.	1,776	102,318
Kuehne & Nagel International AG	428	97,121
LafargeHolcim, Ltd.	4,011	220,155
Logitech International S.A.	1,227	119,136
Lonza Group AG	581	374,261
Nestle S.A.	22,415	2,649,706
Novartis AG	17,261	1,625,259
Partners Group Holding AG	141	165,681
Roche Holding AG PC	5,464	1,903,103
Schindler Holding AG	160	43,247
Schindler Holding AG PC	300	81,131
SGS S.A.	49	147,704
Sika AG	1,119	305,032
Sonova Holding AG(1)	411	106,898
Straumann Holding AG	83	97,228
Swatch Group AG (The)	228	61,980
Swatch Group AG (The), Bearer Shares	505	26,650

15
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Switzerland (continued)
Swiss Life Holding AG	234	$ 109,154
Swiss Prime Site AG	646	63,329
Swiss Re AG	2,251	212,074
Swisscom AG	199	107,169
Temenos AG	527	73,427
UBS Group AG	28,449	400,557
Vifor Pharma AG	390	61,297
Zurich Insurance Group AG	1,171	493,484
		$ 12,191,429
United Kingdom — 12.7%
3i Group PLC	7,801	$ 123,388
Admiral Group PLC	1,608	63,583
Anglo American PLC	9,456	312,258
Antofagasta PLC	3,041	59,662
Ashtead Group PLC	3,470	163,440
Associated British Foods PLC(1)	2,895	89,382
AstraZeneca PLC	10,191	1,016,178
Auto Trader Group PLC(4)	7,242	58,948
AVEVA Group PLC	905	39,511
Aviva PLC	31,418	139,748
BAE Systems PLC	24,901	166,059
Barclays PLC(1)	134,598	270,016
Barratt Developments PLC(1)	7,219	65,997
Berkeley Group Holdings PLC	1,068	69,086
BHP Group PLC	16,505	435,804
BP PLC	156,107	538,685
British American Tobacco PLC	17,830	662,150
British Land Co. PLC (The)	7,010	46,950
BT Group PLC	72,149	130,046
Bunzl PLC	2,545	84,972
Burberry Group PLC(1)	3,124	76,288
Coca-Cola European Partners PLC	1,647	82,070
Compass Group PLC	13,717	255,841
Croda International PLC	1,030	92,628
Diageo PLC	18,210	720,547
Direct Line Insurance Group PLC	11,922	52,143
Entain PLC(1)	4,677	72,544
Evraz PLC	3,425	21,889
Ferguson PLC	1,726	209,710
Fresnillo PLC	1,442	22,273
GlaxoSmithKline PLC	39,111	715,652
Halma PLC	3,070	102,815
Hargreaves Lansdown PLC	2,659	55,366
Hikma Pharmaceuticals PLC	1,223	42,035
HSBC Holdings PLC(1)	158,754	820,002
Imperial Brands PLC	7,050	147,871
Security	Shares	Value
United Kingdom (continued)
Informa PLC(1)	12,081	$ 90,334
InterContinental Hotels Group PLC(1)	1,394	90,352
Intertek Group PLC	1,299	100,335
J Sainsbury PLC	15,059	46,287
JD Sports Fashion PLC(1)	3,394	39,874
Johnson Matthey PLC	1,639	54,301
Kingfisher PLC(1)	15,641	57,796
Land Securities Group PLC	5,555	51,306
Legal & General Group PLC	45,856	167,118
Lloyds Banking Group PLC(1)	548,655	273,536
London Stock Exchange Group PLC	2,447	302,049
M&G PLC	22,322	60,251
Melrose Industries PLC(1)	36,836	89,747
Mondi PLC	3,917	91,783
National Grid PLC	26,705	315,584
Natwest Group PLC(1)	37,001	84,584
Next PLC(1)	1,079	104,044
NMC Health PLC(1)(3)	541	0
Ocado Group PLC(1)	3,629	113,479
Pearson PLC	6,159	56,529
Persimmon PLC	2,343	88,431
Phoenix Group Holdings PLC	4,275	40,967
Prudential PLC	20,207	371,566
Reckitt Benckiser Group PLC	5,609	500,627
RELX PLC	15,048	368,186
Rentokil Initial PLC(1)	13,829	96,418
Rio Tinto PLC	8,718	656,231
Rolls-Royce Holdings PLC(1)	67,400	102,005
RSA Insurance Group PLC	8,671	80,370
Sage Group PLC (The)	8,820	70,033
Schroders PLC	934	42,587
Segro PLC	9,491	123,153
Severn Trent PLC	1,999	62,405
Smith & Nephew PLC	7,070	146,861
Smiths Group PLC	2,806	57,717
Spirax-Sarco Engineering PLC	587	90,612
SSE PLC	7,941	162,657
St. James's Place PLC	4,377	67,730
Standard Chartered PLC(1)	20,555	130,523
Standard Life Aberdeen PLC	18,626	71,394
Taylor Wimpey PLC(1)	27,593	62,414
Tesco PLC	75,321	237,696
Unilever PLC(5)	9,227	553,377
Unilever PLC(5)	11,512	697,064
United Utilities Group PLC	5,449	66,647
Vodafone Group PLC	207,707	341,156
Whitbread PLC(1)	1,695	71,794

16
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
United Kingdom (continued)
WM Morrison Supermarkets PLC	18,613	$ 45,038
WPP PLC	9,994	108,295
		$ 15,728,780
Total Common Stocks (identified cost $80,236,778)		$123,378,350

Rights — 0.0%(6)

Security	Shares	Value
Spain — 0.0%(6)
Repsol S.A., Exp. 1/8/21(1)	11,100	$ 3,806
Total Rights (identified cost $3,892)		$ 3,806

Short-Term Investments — 1.7%

Other — 0.3%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(7)	439,949	$ 439,993
Total Other (identified cost $439,993)		$ 439,993

Securities Lending Collateral — 1.4%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(8)	1,703,448	$ 1,703,448
Total Securities Lending Collateral (identified cost $1,703,448)		$ 1,703,448
Total Short-Term Investments (identified cost $2,143,441)		$ 2,143,441

Total Investments — 101.1% (identified cost $82,384,111)	$125,525,597
Other Assets, Less Liabilities — (1.1)%	$ (1,409,442)
Net Assets — 100.0%	$124,116,155

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $3,541,559.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2020, the aggregate value of these securities is $2,341,775 or 1.9% of the Fund's net assets.
(5)	Securities are traded on separate exchanges for the same entity.
(6)	Amount is less than 0.05%.
(7)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.
(8)	Represents investment of cash collateral received in connection with securities lending.
At December 31, 2020, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Financials	16.2%
Industrials	15.2
Health Care	12.8
Consumer Discretionary	12.5
Consumer Staples	10.9
Information Technology	8.8
Materials	7.8
Communication Services	5.1
Utilities	3.9
Energy	3.1
Real Estate	3.1
Total	99.4%

Abbreviations:
ADR	– American Depositary Receipt
CDI	– CHESS Depositary Interest
FDR	– Fiduciary Depositary Receipt
PC	– Participation Certificate
PFC Shares	– Preference Shares

17
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $81,944,118) - including $3,541,559 of securities on loan	$ 125,085,604
Investments in securities of affiliated issuers, at value (identified cost $439,993)	439,993
Cash denominated in foreign currency, at value (cost $74,197)	73,989
Receivable for investments sold	15,631
Receivable for capital shares sold	58,814
Dividends receivable	98,737
Dividends receivable - affiliated	6
Securities lending income receivable	747
Tax reclaims receivable	287,782
Receivable from affiliate	21,249
Directors' deferred compensation plan	25,523
Total assets	$126,108,075
Liabilities
Payable for capital shares redeemed	$ 91,463
Deposits for securities loaned	1,703,448
Payable to affiliates:
Investment advisory fee	31,045
Administrative fee	12,418
Distribution and service fees	3,026
Sub-transfer agency fee	159
Directors' deferred compensation plan	25,523
Accrued expenses	124,838
Total liabilities	$ 1,991,920
Net Assets	$124,116,155
Sources of Net Assets
Paid-in capital	$ 85,594,707
Distributable earnings	38,521,448
Total	$124,116,155
Class I Shares
Net Assets	$ 105,164,807
Shares Outstanding	1,121,556
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 93.77
Class F Shares
Net Assets	$ 18,951,348
Shares Outstanding	202,472
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 93.60
18
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $259,285)	$ 2,836,064
Dividend income - affiliated issuers	82
Interest income	387
Securities lending income, net	19,163
Total investment income	$2,855,696
Expenses
Investment advisory fee	$ 338,786
Administrative fee	135,515
Distribution and service fees:
Class F	27,984
Directors' fees and expenses	5,780
Custodian fees	26,158
Transfer agency fees and expenses	72,096
Accounting fees	43,002
Professional fees	29,496
Reports to shareholders	40,946
Licensing fees	55,520
Miscellaneous	84,002
Total expenses	$ 859,285
Waiver and/or reimbursement of expenses by affiliate	(286,394)
Net expenses	$ 572,891
Net investment income	$2,282,805
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (886,914)
Investment securities - affiliated issuers	(38)
Foreign currency transactions	28,447
Net realized loss	$ (858,505)
Change in unrealized appreciation (depreciation):
Investment securities	$ 6,690,135
Foreign currency	21,037
Net change in unrealized appreciation (depreciation)	$6,711,172
Net realized and unrealized gain	$5,852,667
Net increase in net assets from operations	$8,135,472
19
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 2,282,805	$ 3,453,248
Net realized loss	(858,505)	(146,336)
Net change in unrealized appreciation (depreciation)	6,711,172	19,825,931
Net increase in net assets from operations	$ 8,135,472	$ 23,132,843
Distributions to shareholders:
Class I	$ (3,275,864)	$ (2,945,173)
Class F	(508,619)	(298,614)
Total distributions to shareholders	$ (3,784,483)	$ (3,243,787)
Capital share transactions:
Class I	$ (13,942,734)	$ (5,687,218)
Class F	4,867,446	3,826,505
Net decrease in net assets from capital share transactions	$ (9,075,288)	$ (1,860,713)
Net increase (decrease) in net assets	$ (4,724,299)	$ 18,028,343
Net Assets
At beginning of year	$ 128,840,454	$ 110,812,111
At end of year	$124,116,155	$128,840,454
20
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Financial Highlights

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 90.02	$ 76.31	$ 91.21	$ 74.93	$ 76.87
Income (Loss) From Operations
Net investment income(1)	$ 1.69	$ 2.43	$ 2.36	$ 2.11	$ 1.88
Net realized and unrealized gain (loss)	4.89	13.55	(14.36)	16.39	(1.54)
Total income (loss) from operations	$ 6.58	$ 15.98	$ (12.00)	$ 18.50	$ 0.34
Less Distributions
From net investment income	$ (2.83)	$ (2.27)	$ (2.90)	$ (2.22)	$ (2.28)
Total distributions	$ (2.83)	$ (2.27)	$ (2.90)	$ (2.22)	$ (2.28)
Net asset value — End of year	$ 93.77	$ 90.02	$ 76.31	$ 91.21	$ 74.93
Total Return(2)	7.78%	21.26%	(13.58)%	24.76%	0.46%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$105,165	$115,803	$103,168	$141,082	$124,685
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.74%	0.68%	0.69% (4)	0.68%	0.98%
Net expenses	0.48%	0.48%	0.49% (4)	0.48%	0.97%
Net investment income	2.05%	2.87%	2.67%	2.49%	2.50%
Portfolio Turnover	9%	7%	6%	3%	22%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense of 0.01%.
21
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 90.04	$ 76.49	$ 91.65	$ 75.47	$ 77.45
Income (Loss) From Operations
Net investment income(1)	$ 1.49	$ 2.14	$ 2.09	$ 1.87	$ 1.60
Net realized and unrealized gain (loss)	4.90	13.68	(14.35)	16.53	(1.43)
Total income (loss) from operations	$ 6.39	$ 15.82	$(12.26)	$18.40	$ 0.17
Less Distributions
From net investment income	$ (2.83)	$ (2.27)	$ (2.90)	$ (2.22)	$ (2.15)
Total distributions	$ (2.83)	$ (2.27)	$ (2.90)	$ (2.22)	$ (2.15)
Net asset value — End of year	$ 93.60	$ 90.04	$ 76.49	$91.65	$75.47
Total Return(2)	7.56%	21.00%	(13.80)%	24.44%	0.24%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,951	$13,038	$ 7,645	$ 7,226	$ 4,486
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.94%	0.88%	0.89% (4)	0.91%	1.26%
Net expenses	0.68%	0.69%	0.74% (4)	0.73%	1.19%
Net investment income	1.80%	2.52%	2.37%	2.18%	2.11%
Portfolio Turnover	9%	7%	6%	3%	22%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense of 0.01%.
22
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP EAFE International Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
23

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks
Australia	$ —	$ 8,448,267	$ 0	$ 8,448,267
Austria	—	207,776	—	207,776
Belgium	—	1,120,515	—	1,120,515
Denmark	—	3,112,269	—	3,112,269
Finland	—	1,483,803	—	1,483,803
France	—	13,012,766	—	13,012,766
Germany	—	11,459,635	—	11,459,635
Hong Kong	35,987	3,979,782	—	4,015,769
Ireland	—	1,280,466	—	1,280,466
Israel	367,932	411,591	—	779,523
Italy	—	2,636,196	—	2,636,196
Japan	—	31,321,304	—	31,321,304
Netherlands	—	6,900,192	—	6,900,192
New Zealand	—	474,825	—	474,825
Norway	—	733,849	—	733,849
Portugal	—	210,228	—	210,228
Singapore	—	1,296,197	—	1,296,197
Spain	8,266	3,034,727	—	3,042,993
Sweden	—	3,921,568	—	3,921,568
Switzerland	—	12,191,429	—	12,191,429
United Kingdom	779,134	14,949,646	0	15,728,780
Total Common Stocks	$1,191,319	$122,187,031 (2)	$ 0	$123,378,350
Rights	$ 3,806	$ —	$ —	$ 3,806
Short-Term Investments:
Other	—	439,993	—	439,993
Securities Lending Collateral	1,703,448	—	—	1,703,448
Total Investments	$2,898,573	$122,627,024	$ 0	$125,525,597

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of
24

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.
Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.30% of the Fund's average daily net assets. For the year ended December 31, 2020, the investment advisory fee amounted to $338,786. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.48% for Class I and 0.68% for Class F of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2021. For the year ended December 31, 2020, CRM waived or reimbursed expenses of $286,394.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $135,515.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2020 amounted to $27,984 for Class F shares.
25

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $519 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $134, which is included in miscellaneous expense on the Statement of Operations.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $70,845 and are included in transfer agency fees and expenses on the Statement of Operations.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,582,855 and $20,112,811, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$3,784,483	$3,243,787
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,344,516
Deferred capital losses	$ (3,866,667)
Net unrealized appreciation	$40,043,599
At December 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $3,866,667 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2020, $3,866,667 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
26

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

Aggregate cost	$85,504,083
Gross unrealized appreciation	$ 48,721,127
Gross unrealized depreciation	(8,699,613)
Net unrealized appreciation	$40,021,514
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2020, the total value of securities on loan was $3,541,559 and the total value of collateral received was $3,736,106, comprised of cash of $1,703,448 and U.S. government and/or agencies securities of $2,032,658.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$1,703,448	$ —	$ —	$ —	$1,703,448
The carrying amount of the liability for deposits for securities loaned at December 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2020.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at December 31, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2020.
27

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

8  Affiliated Funds
At December 31, 2020, the value of the Fund’s investment in affiliated funds was $439,993, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$5,192,521	$(4,752,490)	$(38)	$ —	$439,993	$82	439,949
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	117,201	$ 8,890,337	73,012	$ 6,133,994
Reinvestment of distributions	40,086	3,275,864	36,186	2,945,173
Shares redeemed	(322,145)	(26,108,935)	(174,715)	(14,766,385)
Net decrease	(164,858)	$(13,942,734)	(65,517)	$ (5,687,218)
Class F
Shares sold	76,301	$ 6,372,191	60,554	$ 5,179,234
Reinvestment of distributions	6,232	508,619	3,666	298,614
Shares redeemed	(24,856)	(2,013,364)	(19,363)	(1,651,343)
Net increase	57,677	$ 4,867,446	44,857	$ 3,826,505
At December 31, 2020, separate accounts of an insurance company owned 68.8% of the value of the outstanding shares of the Fund.
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
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Calvert
VP EAFE International Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

11  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.
29

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP EAFE International Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021
30

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.
Foreign Tax Credit. For the fiscal year ended December 31, 2020, the Fund paid foreign taxes of $200,831 and recognized foreign source income of $2,667,981.
31

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP EAFE International Index Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP EAFE International Index Portfolio	Calvert Research and Management	None
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. (“EVC”) and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.
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VP EAFE International Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the
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Calvert
VP EAFE International Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
34

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
35

Calvert
VP EAFE International Index Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
36

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
37

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24227     12.31.20

Calvert
VP Investment Grade Bond Index Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP Investment Grade Bond Index Portfolio

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
As the 12-month period began on January 1, 2020, interest rates were trending modestly upward amid better-than-expected U.S. employment reports and cautious optimism about a détente in U.S.-China trade relations.
However, news of a novel coronavirus outbreak in China quickly raised investor concerns and led to a “flight to quality” that sparked a brief fixed-income market rally. As the virus turned into a global pandemic in February and March, it ended the longest-ever period of U.S. economic expansion and brought about a global economic slowdown. Credit markets, along with equity markets, declined in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020, along with other measures designed to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates close to zero percent for the foreseeable future and use all tools at its disposal to support the U.S. economy. These actions helped calm investment markets and reinforced the fixed-income rally that began in April and lasted through most of the summer.
Midway through August, however, the fixed-income rally stalled as investors grew concerned about a resurgence of what had become known as COVID-19 and the consequences for the nascent economic recovery. In the fourth quarter, positive vaccine news and ongoing policy support lifted investor sentiment, producing broad gains in risk markets and adding to positive returns from the second and third quarters of the year.
In the fourth quarter, the Fed held rates steady and continued its bond-purchasing program. Overseas, major central banks also held rates low, and the European Central Bank and Bank of England increased the sizes of their bond-buying programs. France and Japan, among others, unveiled new COVID-19 aid packages. After prolonged negotiations, the U.S. Congress passed a $900-billion economic stimulus package in the final days of 2020.
For the period as a whole, most fixed-income asset classes delivered positive returns, with strong gains from April through mid-August 2020, which generally compensated for losses in March. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 7.51% during the period. As corporate bonds benefited from Fed policy — which included purchases of corporate investment-grade debt and high yield ETFs — the Bloomberg Barclays U.S. Corporate Bond Index returned 9.89% during the period.
High yield bonds, which had fared poorly early in the period, outperformed investment-grade bonds in the second half of the period as investors searched for yield in a low-rate environment. For the period as a whole, the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.11%.
Investment Strategy
Calvert VP Investment Grade Bond Index Portfolio (the Fund) employs a passive management approach in an effort to track as closely as possible the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (the Index). With more than 11,000 securities in the Index, however, full replication is not feasible. The Fund, therefore, uses a representative sampling method to create a portfolio of securities with similar economic characteristics as the Index, including duration, sector allocation, and quality.
Fund Performance
For the 12-month period ended December 31, 2020, the Fund returned 7.34% for Class I shares at net asset value (NAV). By comparison, the Index returned 7.51% for the same period. The Index is unmanaged and returns do not reflect any fees and operating expenses.
Longer duration securities outperformed shorter duration securities during the period. The corporate sector has a relatively longer duration, which led to its outperformance in both the Index and the Fund during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Performance

Portfolio Manager Tina J. Udell, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	03/31/2003	03/31/2003	7.34%	4.24%	3.62%
Class F at NAV	10/30/2015	03/31/2003	7.09	3.99	3.49

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	7.51%	4.43%	3.84%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.43%	0.68%
Net	0.32	0.57
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2010	$14,093	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Fund Profile

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.
4

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

5

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,011.40	$1.62 **	0.32%
Class F	$1,000.00	$1,010.20	$2.88 **	0.57%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.53	$1.63 **	0.32%
Class F	$1,000.00	$1,022.27	$2.90 **	0.57%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Schedule of Investments

Asset-Backed Securities — 0.4%

Security	Principal Amount (000's omitted)	Value
American Express Credit Account Master Trust, Series 2019-1, Class A, 2.87%, 10/15/24	$300	$ 309,908
Avis Budget Rental Car Funding AESOP, LLC, Series 2019-1A, Class A, 3.45%, 3/20/23(1)	300	308,115
Total Asset-Backed Securities (identified cost $607,345)		$ 618,023

Commercial Mortgage-Backed Securities — 2.2%

Security	Principal Amount (000's omitted)	Value
Citigroup Commercial Mortgage Trust:
Series 2013-GC17, Class A4, 4.131%, 11/10/46	$422	$ 459,232
Series 2014-GC21, Class A5, 3.855%, 5/10/47	645	706,243
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	625	648,502
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4, 3.166%, 2/15/48	1,275	1,393,369
Total Commercial Mortgage-Backed Securities (identified cost $3,009,424)		$ 3,207,346

Corporate Bonds — 29.1%

Security	Principal Amount (000's omitted)	Value
Basic Materials — 1.0%
Barrick North America Finance, LLC, 5.75%, 5/1/43	$100	$ 146,069
Dow Chemical Co. (The), 4.375%, 11/15/42	100	122,569
DuPont de Nemours, Inc., 2.169%, 5/1/23	500	506,766
LYB International Finance BV, 5.25%, 7/15/43	100	129,224
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200	215,835
Sherwin-Williams Co. (The), 4.20%, 1/15/22	300	308,875
		$ 1,429,338
Communications — 4.2%
AT&T, Inc.:
4.90%, 6/15/42	$200	$ 249,484
5.375%, 10/15/41	100	129,258
5.45%, 3/1/47	1,000	1,353,841
Charter Communications Operating, LLC / Charter Communications Operating Capital, 4.908%, 7/23/25	500	581,269
Discovery Communications, LLC, 4.125%, 5/15/29	200	233,676
Motorola Solutions, Inc., 2.30%, 11/15/30	250	255,016
NBCUniversal Media, LLC, 4.45%, 1/15/43	200	262,102
Rogers Communications, Inc., 3.625%, 12/15/25	1,000	1,132,583
T-Mobile USA, Inc., 3.50%, 4/15/25(1)	250	276,495
Security	Principal Amount (000's omitted)	Value
Communications (continued)
Verizon Communications, Inc.:
1.68%, 10/30/30(1)	$340	$ 339,032
2.875%, 11/20/50	100	100,853
Walt Disney Co. (The), 5.40%, 10/1/43	100	146,307
WPP Finance 2010, 3.75%, 9/19/24	1,000	1,108,915
		$ 6,168,831
Consumer, Cyclical — 2.1%
Cintas Corp. No. 2, 3.25%, 6/1/22	$350	$ 361,539
Ford Motor Credit Co., LLC, 5.875%, 8/2/21	200	204,950
General Motors Co., 5.00%, 4/1/35	1,000	1,205,143
Lowe's Cos., Inc., 3.875%, 9/15/23	100	108,597
McDonald's Corp., 3.60%, 7/1/30	300	351,990
Starbucks Corp., 3.75%, 12/1/47	250	292,525
VF Corp., 2.95%, 4/23/30	225	249,118
Wal-Mart Stores, Inc., 6.50%, 8/15/37	250	405,747
		$ 3,179,609
Consumer, Non-cyclical — 5.1%
AbbVie, Inc.:
2.90%, 11/6/22	$200	$ 209,284
3.20%, 11/21/29	300	336,550
Alcon Finance Corp., 3.00%, 9/23/29(1)	350	382,083
Anheuser-Busch InBev Finance, Inc.:
4.00%, 1/17/43	100	114,895
4.625%, 2/1/44	1,000	1,242,470
Bunge, Ltd. Finance Corp., 1.63%, 8/17/25	250	258,493
CVS Health Corp., 4.30%, 3/25/28	282	335,869
CVS Pass-Through Trust, 6.036%, 12/10/28	67	77,969
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	400	445,790
Equifax, Inc., 3.30%, 12/15/22	450	471,345
Gilead Sciences, Inc., 3.70%, 4/1/24	100	109,027
Keurig Dr. Pepper, Inc., 3.20%, 11/15/21	75	76,322
Kroger Co. (The):
3.85%, 8/1/23	100	107,836
3.875%, 10/15/46	250	293,429
Laboratory Corporation of America Holdings, 4.00%, 11/1/23	100	108,941
Molson Coors Brewing Co., 5.00%, 5/1/42	100	125,330
Perrigo Finance Unlimited Co., 3.15%, 6/15/30	250	267,582
Pfizer, Inc., 4.40%, 5/15/44	1,000	1,337,800
Sysco Corp., 5.95%, 4/1/30	250	328,831
Takeda Pharmaceutical Co., Ltd., 3.175%, 7/9/50	400	426,356
Tyson Foods, Inc., 3.95%, 8/15/24	100	111,142
Viatris, Inc., 2.30%, 6/22/27(1)	250	266,438
Zoetis, Inc., 4.70%, 2/1/43	100	136,942
		$ 7,570,724
Energy — 3.6%
BP Capital Markets America, Inc., 3.633%, 4/6/30	$200	$ 232,743

7
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Energy (continued)
CNOOC Curtis Funding No. 1 Pty., Ltd., 4.50%, 10/3/23(1)	$100	$ 108,639
Colonial Pipeline Co., 6.58%, 8/28/32(1)	100	127,907
HollyFrontier Corp., 5.875%, 4/1/26	1,000	1,117,681
Shell International Finance BV:
2.25%, 1/6/23	200	207,857
4.125%, 5/11/35	1,350	1,689,561
4.55%, 8/12/43	100	132,908
Texas Eastern Transmission, L.P., 2.80%, 10/15/22(1)	400	413,661
TransCanada PipeLines, Ltd., 4.875%, 1/15/26(2)	1,000	1,189,864
TransContinental Gas Pipe Line Co., LLC, 4.45%, 8/1/42	100	116,545
		$ 5,337,366
Financial — 6.6%
American International Group, Inc., 4.875%, 6/1/22	$250	$ 265,288
Bank of America Corp.:
2.592% to 4/29/30, 4/29/31(3)	500	536,241
4.125%, 1/22/24	300	333,239
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43	1,000	1,324,936
Boston Properties, L.P., 3.85%, 2/1/23	100	106,438
Capital One Bank, 3.375%, 2/15/23	200	211,570
Citigroup, Inc.:
4.075% to 4/23/28, 4/23/29(3)	500	586,568
5.50%, 9/13/25	80	96,244
Discover Financial Services, 3.85%, 11/21/22	200	212,833
ERP Operating, L.P., 4.625%, 12/15/21	100	102,902
Excalibur One 77B, LLC, 1.492%, 1/1/25	16	15,926
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	500	552,655
HSBC Holdings PLC, 2.848% to 6/4/30, 6/4/31(3)	400	430,229
JPMorgan Chase & Co.:
3.109% to 4/22/50, 4/22/51(3)	300	334,042
3.375%, 5/1/23	700	748,358
MetLife, Inc., 4.875%, 11/13/43	100	142,271
Morgan Stanley:
4.10%, 5/22/23	500	542,800
5.00%, 11/24/25	150	179,561
PNC Bank N.A., 2.70%, 10/22/29	250	273,633
Prudential Financial, Inc., 5.10%, 8/15/43	1,000	1,244,681
Simon Property Group, L.P., 2.65%, 7/15/30	150	159,879
Truist Financial, Corp., 2.90%, 3/3/21	200	200,415
US Bancorp, 3.10%, 4/27/26	250	278,576
Wells Fargo & Co.:
2.625%, 7/22/22	400	414,161
3.196% to 6/17/26, 6/17/27(3)	250	277,311
Westpac Banking Corp., 3.35%, 3/8/27	200	226,688
		$ 9,797,445
Industrial — 2.9%
BNSF Funding Trust I, 6.613% to 1/15/26, 12/15/55(3)	$540	$ 617,625
Carrier Global Corp., 3.577%, 4/5/50	375	416,946
Security	Principal Amount (000's omitted)	Value
Industrial (continued)
Cummins, Inc., 4.875%, 10/1/43	$100	$ 140,221
Deere & Co., 6.55%, 10/1/28	250	340,004
GATX Corp., 4.85%, 6/1/21	900	916,118
General Electric Co., 3.45%, 5/1/27	250	282,342
Lennox International, Inc., 1.70%, 8/1/27	300	305,447
Parker-Hannifin Corp., 3.25%, 3/1/27	200	223,723
Raytheon Technologies, Corp., 4.50%, 6/1/42	100	130,406
Roper Technologies, Inc., 2.95%, 9/15/29	250	274,833
The Boeing Co.:
3.20%, 3/1/29	150	158,382
4.875%, 5/1/25	100	114,058
United Parcel Service, Inc., 6.20%, 1/15/38	250	392,486
		$ 4,312,591
Technology — 2.1%
Apple, Inc., 3.85%, 5/4/43	$1,100	$ 1,389,793
Broadcom Corp. / Broadcom Cayman Finance, Ltd.:
3.125%, 1/15/25	200	216,037
3.875%, 1/15/27	500	562,108
Dell International, LLC / EMC Corp., 5.30%, 10/1/29(1)	250	306,384
International Business Machines Corp., 3.625%, 2/12/24	100	109,637
Lam Research Corp., 3.75%, 3/15/26	325	371,663
NetApp, Inc., 3.25%, 12/15/22	100	104,206
		$ 3,059,828
Utilities — 1.5%
DTE Electric Co., 2.25%, 3/1/30	$300	$ 322,052
Duke Energy Corp., 3.15%, 8/15/27	500	558,574
PacifiCorp, 4.10%, 2/1/42	100	123,108
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000	1,233,078
		$ 2,236,812
Total Corporate Bonds (identified cost $37,632,429)		$ 43,092,544

Sovereign Government Bonds — 0.8%

Security	Principal Amount (000's omitted)	Value
Mexico Government International Bond, 5.55%, 1/21/45(2)	$500	$ 657,500
Province of Ontario Canada, 2.45%, 6/29/22	400	412,909
Province of Quebec Canada, 2.625%, 2/13/23	75	78,738
Total Sovereign Government Bonds (identified cost $972,305)		$ 1,149,147

8
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Schedule of Investments — continued

Taxable Municipal Obligations — 0.7%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.7%
New York, NY, 3.60%, 8/1/28	$1,000	$ 1,091,950
Total Taxable Municipal Obligations (identified cost $992,367)		$ 1,091,950

U.S. Government Agencies and Instrumentalities — 3.9%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
0.25%, 8/24/23	$1,000	$ 1,001,776
6.75%, 3/15/31	1,300	2,003,600
Federal National Mortgage Association:
0.50%, 4/14/25	1,000	1,006,760
0.75%, 10/8/27	350	351,612
0.875%, 8/5/30	750	736,829
2.00%, 1/5/22	400	407,637
2.125%, 4/24/26	300	326,936
Total U.S. Government Agencies and Instrumentalities (identified cost $5,448,847)		$ 5,835,150

U.S. Government Agency Mortgage-Backed Securities — 25.9%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
2.00%, with various maturities to 2050	$3,695	$ 3,847,213
2.50%, with various maturities to 2050	2,914	3,058,792
3.00%, with maturity at 1/1/43	626	669,015
3.50%, with various maturities to 2048	1,003	1,081,804
4.00%, with various maturities to 2048	695	751,048
4.50%, with various maturities to 2044	1,053	1,173,113
5.00%, with various maturities to 2040	730	841,278
6.00%, with various maturities to 2040	60	71,381
6.50%, with maturity at 10/1/37	14	16,021
Federal National Mortgage Association:
1.50%, with maturity at 9/1/35	911	938,125
2.00%, with various maturities to 2051	3,171	3,305,954
2.253%, (12 mo. USD LIBOR + 1.723%), with maturity at 9/1/38(4)	151	158,387
2.50%, with various maturities to 2050	3,865	4,066,305
3.00%, with various maturities to 2049	5,136	5,492,089
3.50%, with various maturities to 2049	5,029	5,438,949
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
4.00%, with various maturities to 2047	$2,659	$ 2,896,647
4.50%, with various maturities to 2044	1,575	1,752,583
5.00%, with various maturities to 2034	87	99,248
5.50%, with various maturities to 2038	325	378,313
6.00%, with various maturities to 2038	308	366,668
6.50%, with various maturities to 2036	69	79,835
Government National Mortgage Association:
4.00%, with various maturities to 2042	880	968,478
4.50%, with maturity at 7/20/33	87	95,135
5.00%, with various maturities to 2039	370	424,337
5.50%, with maturity at 7/20/34	44	50,751
6.00%, with various maturities to 2038	241	285,441
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $36,779,622)		$ 38,306,910

U.S. Treasury Obligations — 35.6%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.125%, 8/15/40	$750	$ 709,102
1.375%, 8/15/50	600	560,813
2.25%, 8/15/49	650	742,523
2.50%, 2/15/45	1,000	1,190,625
3.00%, 5/15/47	1,000	1,307,383
3.125%, 11/15/41	1,000	1,306,172
3.125%, 8/15/44	1,600	2,106,937
3.125%, 5/15/48	750	1,005,059
3.75%, 11/15/43	1,045	1,501,943
3.875%, 8/15/40	500	715,742
4.375%, 5/15/41	700	1,071,793
6.25%, 8/15/23	1,000	1,159,961
8.00%, 11/15/21	1,000	1,068,060
8.125%, 5/15/21	1,000	1,029,100
U.S. Treasury Notes:
0.125%, 8/15/23	750	749,590
0.375%, 4/30/25	800	802,875
0.375%, 11/30/25	1,500	1,501,875
0.375%, 7/31/27	300	295,980
0.50%, 8/31/27	750	745,225
0.625%, 5/15/30	300	293,156
0.625%, 8/15/30	1,000	974,531
1.50%, 2/15/30	1,400	1,480,445
1.625%, 11/15/22	2,500	2,570,020
1.75%, 5/15/22	1,600	1,635,812

9
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes: (continued)
1.875%, 7/31/22	$1,250	$ 1,284,619
1.875%, 7/31/26	1,100	1,187,527
2.00%, 2/15/22	2,000	2,042,187
2.00%, 2/15/25	1,500	1,606,230
2.125%, 9/30/24	2,750	2,943,896
2.25%, 11/15/24	2,000	2,154,844
2.25%, 3/31/26	1,000	1,096,719
2.25%, 2/15/27	2,100	2,320,992
2.25%, 11/15/27	1,750	1,942,603
2.625%, 6/30/23	600	637,008
2.625%, 2/15/29	1,000	1,147,539
2.75%, 11/15/23	1,000	1,074,414
2.75%, 2/15/24	3,000	3,241,172
3.125%, 5/15/21	2,500	2,527,436
3.125%, 11/15/28	800	946,875
Total U.S. Treasury Obligations (identified cost $47,789,014)		$ 52,678,783

Short-Term Investments — 1.3%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(5)	1,886,243	$ 1,886,432
Total Short-Term Investments (identified cost $1,886,432)		$ 1,886,432
Total Investments — 99.9% (identified cost $135,117,785)		$147,866,285
Other Assets, Less Liabilities — 0.1%		$ 172,542
Net Assets — 100.0%		$148,038,827

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2020, the aggregate value of these securities is $2,528,754 or 1.7% of the Fund's net assets.
(2)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $1,245,857.
(3)	Security converts to variable rate after the indicated fixed-rate coupon period.
(4)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at December 31, 2020.
(5)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

Abbreviations:
LIBOR	– London Interbank Offered Rate

Currency Abbreviations:
USD	– United States Dollar

10
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $133,231,353) - including $1,245,857 of securities on loan	$ 145,979,853
Investments in securities of affiliated issuers, at value (identified cost $1,886,432)	1,886,432
Receivable for capital shares sold	232,567
Interest receivable	833,384
Dividends receivable - affiliated	145
Securities lending income receivable	126
Receivable from affiliate	17,784
Directors' deferred compensation plan	29,479
Total assets	$148,979,770
Liabilities
Payable for investments purchased	$ 777,474
Payable for capital shares redeemed	24,905
Payable to affiliates:
Investment advisory fee	24,726
Administrative fee	14,835
Distribution and service fees	795
Sub-transfer agency fee	90
Directors' deferred compensation plan	29,479
Accrued expenses	68,639
Total liabilities	$ 940,943
Net Assets	$148,038,827
Sources of Net Assets
Paid-in capital	$ 133,380,333
Distributable earnings	14,658,494
Total	$148,038,827
Class I Shares
Net Assets	$ 144,073,325
Shares Outstanding	2,480,816
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 58.07
Class F Shares
Net Assets	$ 3,965,502
Shares Outstanding	69,362
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 57.17
11
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income - affiliated issuers	$ 1,177
Interest income	3,713,696
Securities lending income, net	1,915
Total investment income	$3,716,788
Expenses
Investment advisory fee	$ 283,890
Administrative fee	170,334
Distribution and service fees:
Class F	6,590
Directors' fees and expenses	7,401
Custodian fees	3,680
Transfer agency fees and expenses	91,966
Accounting fees	30,294
Professional fees	28,213
Reports to shareholders	31,516
Miscellaneous	25,946
Total expenses	$ 679,830
Waiver and/or reimbursement of expenses by affiliate	(218,824)
Net expenses	$ 461,006
Net investment income	$3,255,782
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 823,926
Investment securities - affiliated issuers	234
Net realized gain	$ 824,160
Change in unrealized appreciation (depreciation):
Investment securities	$ 5,885,476
Net change in unrealized appreciation (depreciation)	$5,885,476
Net realized and unrealized gain	$6,709,636
Net increase in net assets from operations	$9,965,418
12
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,255,782	$ 3,833,169
Net realized gain	824,160	79,167
Net change in unrealized appreciation (depreciation)	5,885,476	7,563,201
Net increase in net assets from operations	$ 9,965,418	$ 11,475,537
Distributions to shareholders:
Class I	$ (3,948,859)	$ (4,426,996)
Class F	(83,363)	(33,669)
Total distributions to shareholders	$ (4,032,222)	$ (4,460,665)
Capital share transactions:
Class I	$ (1,964,583)	$ (6,563,466)
Class F	2,636,560	791,625
Net increase (decrease) in net assets from capital share transactions	$ 671,977	$ (5,771,841)
Net increase in net assets	$ 6,605,173	$ 1,243,031
Net Assets
At beginning of year	$ 141,433,654	$ 140,190,623
At end of year	$148,038,827	$141,433,654
13
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Financial Highlights

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 55.68	$ 53.01	$ 54.93	$ 54.60	$ 54.84
Income (Loss) From Operations
Net investment income(1)	$ 1.34	$ 1.50	$ 1.50	$ 1.44	$ 1.33
Net realized and unrealized gain (loss)	2.74	2.96	(1.73)	0.46	0.08
Total income (loss) from operations	$ 4.08	$ 4.46	$ (0.23)	$ 1.90	$ 1.41
Less Distributions
From net investment income	$ (1.69)	$ (1.79)	$ (1.69)	$ (1.57)	$ (1.65)
Total distributions	$ (1.69)	$ (1.79)	$ (1.69)	$ (1.57)	$ (1.65)
Net asset value — End of year	$ 58.07	$ 55.68	$ 53.01	$ 54.93	$ 54.60
Total Return(2)	7.34%	8.41%	(0.37)%	3.49%	2.59%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$144,073	$140,169	$139,729	$166,650	$166,414
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.47%	0.43%	0.44%	0.45%	0.54%
Net expenses	0.32%	0.32%	0.32%	0.32%	0.46%
Net investment income	2.30%	2.71%	2.81%	2.60%	2.34%
Portfolio Turnover	23%	10%	7%	14%	10%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
14
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 54.97	$ 52.48	$ 54.53	$ 54.36	$ 54.79
Income (Loss) From Operations
Net investment income(1)	$ 1.15	$ 1.33	$ 1.36	$ 1.30	$ 1.19
Net realized and unrealized gain (loss)	2.74	2.95	(1.72)	0.44	0.09
Total income (loss) from operations	$ 3.89	$ 4.28	$ (0.36)	$ 1.74	$ 1.28
Less Distributions
From net investment income	$ (1.69)	$ (1.79)	$ (1.69)	$ (1.57)	$ (1.71)
Total distributions	$ (1.69)	$ (1.79)	$ (1.69)	$ (1.57)	$ (1.71)
Net asset value — End of year	$57.17	$54.97	$52.48	$54.53	$54.36
Total Return(2)	7.09%	8.15%	(0.61)%	3.21%	2.36%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 3,966	$ 1,265	$ 461	$ 495	$ 206
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.72%	0.68%	0.69%	1.21%	3.18%
Net expenses	0.57%	0.57%	0.57%	0.57%	0.71%
Net investment income	2.00%	2.42%	2.57%	2.37%	2.09%
Portfolio Turnover	23%	10%	7%	14%	10%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
15
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Investment Grade Bond Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of the bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
16

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 618,023	$ —	$ 618,023
Commercial Mortgage-Backed Securities	—	3,207,346	—	3,207,346
Corporate Bonds	—	43,092,544	—	43,092,544
Sovereign Government Bonds	—	1,149,147	—	1,149,147
Taxable Municipal Obligations	—	1,091,950	—	1,091,950
U.S. Government Agencies and Instrumentalities	—	5,835,150	—	5,835,150
U.S. Government Agency Mortgage-Backed Securities	—	38,306,910	—	38,306,910
U.S. Treasury Obligations	—	52,678,783	—	52,678,783
Short-Term Investments	—	1,886,432	—	1,886,432
Total Investments	$ —	$147,866,285	$ —	$147,866,285
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.20% of the Fund’s average daily net assets. For the year ended December 31, 2020, the investment advisory fee amounted to $283,890. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
17

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.32% for Class I and 0.57% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2021. For the year ended December 31, 2020, CRM waived or reimbursed expenses of $218,824.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $170,334.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2020 amounted to $6,590 for Class F shares.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $326 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $192, which is included in miscellaneous expense on the Statement of Operations.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $91,204, of which $76,089 were incurred to AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2020 are amounts payable to AIP under the Servicing Plan of $6,198.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities and paydowns, were $10,446,835 and $6,700,693, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $22,825,499 and $26,048,384, respectively.
18

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$4,032,222	$4,460,665
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 3,619,652
Deferred capital losses	$ (1,396,047)
Net unrealized appreciation	$12,434,889
At December 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $1,396,047 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2020, $609,940 are short-term and $786,107 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$135,431,396
Gross unrealized appreciation	$ 12,511,101
Gross unrealized depreciation	(76,212)
Net unrealized appreciation	$ 12,434,889
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2020, the total value of securities on loan, including accrued interest, was $1,266,854 and the total value of collateral received was $1,288,213, comprised of U.S. government and/or agencies securities.
19

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2020.
8  Affiliated Funds
At December 31, 2020, the value of the Fund’s investment in affiliated funds was $1,886,432, which represents 1.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$23,856,837	$(21,970,639)	$234	$ —	$1,886,432	$1,177	1,886,243
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	408,172	$ 23,805,010	156,495	$ 8,596,436
Reinvestment of distributions	68,450	3,948,859	79,337	4,426,996
Shares redeemed	(513,240)	(29,718,452)	(354,477)	(19,586,898)
Net decrease	(36,618)	$ (1,964,583)	(118,645)	$ (6,563,466)
Class F
Shares sold	51,993	$ 2,958,722	14,986	$ 834,093
Reinvestment of distributions	1,467	83,363	611	33,669
Shares redeemed	(7,104)	(405,525)	(1,380)	(76,137)
Net increase	46,356	$ 2,636,560	14,217	$ 791,625
At December 31, 2020, separate accounts of an insurance company that is an affiliate of AIP owned 79.8% of the value of the outstanding shares of the Fund.
20

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Notes to Financial Statements — continued

10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.
21

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Investment Grade Bond Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021
22

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP Investment Grade Bond Index Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP Investment Grade Bond Index Portfolio	Calvert Research and Management	Ameritas Investment Partners, Inc.
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. (“EVC”) and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.
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Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the
24

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
25

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
26

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
27

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
28

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24231     12.31.20

Calvert
VP Volatility Managed Growth Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP Volatility Managed Growth Portfolio

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began January 1, 2020, included some of the best and worst U.S. and global equity performances in more than a decade. U.S. fixed-income returns, broadly positive overall, also swung from strong gains to losses during the period.
As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Equity markets along with credit markets plunged in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March, along with other measures designed to shore up the markets. Across the globe, other central banks and governments launched aggressive monetary and fiscal responses to help mitigate the economic effects of what became known as COVID-19. These actions helped calm investment markets and initiated global equity and U.S. fixed-income rallies beginning in late March and lasting through August.
In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of their worst first quarter since the 2007-2008 global financial crisis. Overseas stock indexes also reflected investor optimism as economies started to emerge from COVID-19 lockdowns.
Late in the third quarter, however, the equity and fixed-income rallies stalled as the pandemic appeared to increase its drag on the global economy. Across Europe, nations initiated new lockdowns to combat a second wave of infections. In the U.S., COVID-19 cases were rising in nearly every state. Reflecting an increasingly grim economic outlook, most major global stock indexes reported negative returns in September and October.
In the closing months of the period, however, stocks reversed course again and fixed-income sentiment improved, producing broad gains in risk markets. Joe Biden’s victory in the U.S. presidential election eased uncertainties that had dogged investment markets through much of the fall. In addition, news that two COVID-19 vaccine candidates had proven more than 90% effective boosted investor optimism that powered a global stock rally. Meanwhile, the Fed and other major central banks maintained monetary support, several leading global economies announced robust fiscal plans, and in late December the U.S. Congress passed a $900 billion economic stimulus package.
For the period as a whole, the MSCI World Index, a broad measure of global equities, returned 15.90%; the S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; and the technology- laden Nasdaq Composite Index returned 44.92%. The MSCI EAFE Index of developed-market international equities returned 7.82%, and the MSCI Emerging Markets Index returned 18.31% during the period.
In the fixed-income market, the Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% during the period, while the Bloomberg Barclays U.S. Corporate Bond Index returned 9.89%, and the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.11%.
Investment Strategy
Calvert VP Volatility Managed Growth Portfolio (the Fund) invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy that entails setting an asset-allocation target weight, along with a typical allocation range. Market capitalizations, investment styles, and economic sectors are among the variables considered when securities are selected for the Fund. Target asset weights may change periodically based on economic conditions and other factors. The Fund implements a volatility-management and capital-protection strategy that uses equity index futures contracts to stabilize portfolio volatility around a target level, to pursue growth in up markets, and hedge against declines in the value of the Fund’s ETF investments. The strategy continuously monitors and attempts to forecast market volatility and may adjust the Fund’s futures contract positions to pursue its goals.
Fund Performance
For the 12-month period ended December 31, 2020, the Fund returned 2.15% for Class F shares at net asset value (NAV), underperforming the S&P 500® Daily Risk Control 12% Index (the Index), which returned 3.68%.
The Index is used to capture the impact of the Fund’s volatility-management strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Benchmark) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index. The Fund underperformed the Secondary Blended Benchmark, which returned 14.94% during the period.
The Fund underperformed the Index by 1.53% during the calendar year. However, the Fund outperformed the Index by 1.01% during the period after February 19, 2020. The main reason for this difference is that the Index allows up to 50% leverage to seek market gains during periods of low volatility, like at the beginning of 2020. As an unlevered investment, the Fund underperformed at the start of the year relative to the Index, but outperformed during the more turbulent months following the outbreak of the COVID-19 pandemic and subsequent economic challenges. The Fund also consists of multiple asset classes, while the Index consists of two components: the S&P 500® Index and cash.
Overall, the Fund’s volatility-management strategy resulted in a net loss during the period. The Fund established futures hedges as a defensive reaction to the volatile decline during the first quarter of 2020, and was able to reduce its decline in value. As the market recovery during the subsequent months remained highly volatile, the Fund reduced its hedges, but maintained defensive positioning during most of the period. This defensive positioning during the

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Management's Discussion of Fund Performance† — continued

historic equity market recovery resulted in a net loss from the futures overlay strategy during the period. In cumulative terms, the net detraction from derivative positions throughout the year was 10.23%, the majority of which is attributed to poor performance in April.
The Fund underperformed its Secondary Blended Benchmark. Asset allocation was a modest drag on performance as the Fund was slightly underweight in growth stocks relative to value stocks during the period. In addition, an overweight position in cash in lieu of investment-grade bonds detracted from returns as bonds turned in a solid year as interest rates fell substantially.
Effective December 1, 2020, the Fund adopted a new primary benchmark, the S&P Global LargeMidCap Managed Risk Index – Moderate Aggressive (the New Benchmark) to replace the Index. The investment advisor believes that for future periods, the New Benchmark will provide a more appropriate comparison for the Fund. For the 12-month period ended December 31, 2020, the Fund would have underperformed the New Benchmark, which returned 7.14%.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Performance

Portfolio Managers Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	2.15%	6.81%	5.52%

S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive	—	—	7.14%	8.35%	6.74%
S&P 500® Daily Risk Control 12% Index	—	—	3.68	11.65	10.17
Growth Portfolio Blended Benchmark	—	—	14.94	11.40	9.99

% Total Annual Operating Expense Ratios[3]	Class F
Gross	0.96%
Net	0.90
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)*
Vanguard S&P 500 ETF	23.0%
iShares Core U.S. Aggregate Bond ETF	15.8
Vanguard FTSE Developed Markets ETF	14.9
iShares S&P 500 Growth ETF	13.4
iShares S&P 500 Value ETF	11.1
iShares Russell 2000 ETF	4.5
Vanguard REIT ETF	3.9
iShares Core S&P Mid-Cap ETF	3.0
Vanguard FTSE Emerging Markets ETF	2.1
Financial Select Sector SPDR Fund	1.5
Total	93.2%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
5

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 20% allocation to the underlying bond index. The index dynamically allocates between the underlying equity and bond indices and cash, has a risk management overlay that seeks to limit the index volatility to 14%, and includes a synthetic put position to reduce downside risk. The launch date of the S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive was September 6, 2016; information presented prior to the index launch date is back-tested. Back-tested performance is not actual performance, but is hypothetical. The back-test calculations are based on the same methodology that was in effect when the index was officially launched. S&P 500® Daily Risk Control 12% Index is an unmanaged index of U.S. large-cap stocks with a volatility target of 12%. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Growth Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 58% Russell 3000® Index, 18% Bloomberg Barclays U.S. Aggregate Bond Index, 16% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 4% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis

6

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Endnotes and Additional Disclosures — continued

and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Important Notice to Shareholders
Effective December 1, 2020, the Fund changed its primary benchmark to S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive because the investment adviser believes it is a more appropriate benchmark for the Fund.
Effective December 1, 2020, the Fund is managed by Kevin L. Keene, Thomas B. Lee and Christopher Haskamp.
7

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$1,108.50	$4.40 **	0.83%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,020.96	$4.22 **	0.83%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
8

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Schedule of Investments

Exchange-Traded Funds — 93.2%

Security	Shares	Value
Equity Exchange-Traded Funds — 77.4%
Financial Select Sector SPDR Fund	69,000	$ 2,034,120
iShares Core S&P Mid-Cap ETF	18,000	4,136,940
iShares Russell 2000 ETF	31,000	6,077,860
iShares S&P 500 Growth ETF	286,000	18,252,520
iShares S&P 500 Value ETF	118,000	15,106,360
Vanguard FTSE Developed Markets ETF(1)	430,000	20,300,300
Vanguard FTSE Emerging Markets ETF	56,000	2,806,160
Vanguard REIT ETF(1)	63,000	5,350,590
Vanguard S&P 500 ETF	91,000	31,275,790
		$105,340,640
Fixed-Income Exchange-Traded Fund — 15.8%
iShares Core U.S. Aggregate Bond ETF	182,000	$ 21,510,580
		$ 21,510,580
Total Exchange-Traded Funds (identified cost $86,717,577)		$126,851,220

Short-Term Investments — 21.7%
Other — 6.6%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(2)	8,936,029	$ 8,936,923
Total Other (identified cost $8,936,923)		$ 8,936,923
Securities Lending Collateral — 15.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(3)	20,646,450	$ 20,646,450
Total Securities Lending Collateral (identified cost $20,646,450)		$ 20,646,450
Total Short-Term Investments (identified cost $29,583,373)		$ 29,583,373
Total Investments — 114.9% (identified cost $116,300,950)		$156,434,593
Other Assets, Less Liabilities — (14.9)%		$ (20,230,481)
Net Assets — 100.0%		$136,204,112

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $25,394,381.
(2)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.
(3)	Represents investment of cash collateral received in connection with securities lending.

9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	(25)	Short	3/19/21	$(4,686,000)	$ (110,189)
E-mini S&P MidCap 400 Index	(8)	Short	3/19/21	(1,842,800)	(53,263)
MSCI EAFE Index	(19)	Short	3/19/21	(2,024,260)	(23,542)
					$(186,994)
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $107,364,027) - including $25,394,381 of securities on loan	$ 147,497,670
Investments in securities of affiliated issuers, at value (identified cost $8,936,923)	8,936,923
Deposits at broker for futures contracts	560,000
Receivable for capital shares sold	8,817
Dividends receivable - affiliated	960
Securities lending income receivable	1,818
Receivable from affiliate	11,155
Directors' deferred compensation plan	32,345
Total assets	$157,049,688
Liabilities
Payable for variation margin on open futures contracts	$ 17,652
Payable for capital shares redeemed	114
Deposits for securities loaned	20,646,450
Payable to affiliates:
Investment advisory fee	45,895
Administrative fee	13,768
Distribution and service fees	28,684
Sub-transfer agency fee	25
Directors' deferred compensation plan	32,345
Accrued expenses	60,643
Total liabilities	$ 20,845,576
Net Assets	$136,204,112
Sources of Net Assets
Paid-in capital	$ 100,564,971
Distributable earnings	35,639,141
Total	$136,204,112
Class F Shares
Net Assets	$ 136,204,112
Shares Outstanding	6,528,697
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 20.86
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income	$ 2,441,201
Dividend income - affiliated issuers	6,333
Interest income	12,981
Securities lending income, net	27,942
Total investment income	$ 2,488,457
Expenses
Investment advisory fee	$ 570,123
Administrative fee	163,548
Distribution and service fees	340,725
Directors' fees and expenses	6,898
Custodian fees	31,063
Transfer agency fees and expenses	81,151
Accounting fees	32,935
Professional fees	26,826
Reports to shareholders	5,419
Miscellaneous	9,335
Total expenses	$ 1,268,023
Waiver and/or reimbursement of expenses by affiliate	(138,889)
Net expenses	$ 1,129,134
Net investment income	$ 1,359,323
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 6,991,198
Investment securities - affiliated issuers	790
Futures contracts	(11,188,731)
Net realized loss	$ (4,196,743)
Change in unrealized appreciation (depreciation):
Investment securities	$ 5,268,605
Futures contracts	(350,851)
Net change in unrealized appreciation (depreciation)	$ 4,917,754
Net realized and unrealized gain	$ 721,011
Net increase in net assets from operations	$ 2,080,334
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,359,323	$ 2,291,375
Net realized gain (loss)	(4,196,743)	719,877
Net change in unrealized appreciation (depreciation)	4,917,754	23,819,537
Net increase in net assets from operations	$ 2,080,334	$ 26,830,789
Distributions to shareholders	$ (2,223,798)	$ (2,046,756)
Net decrease in net assets from capital share transactions	$ (15,035,226)	$ (23,448,227)
Net increase (decrease) in net assets	$ (15,178,690)	$ 1,335,806
Net Assets
At beginning of year	$ 151,382,802	$ 150,046,996
At end of year	$136,204,112	$151,382,802
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Financial Highlights

	Class F
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 20.77	$ 17.67	$ 19.31	$ 16.70	$ 15.82
Income (Loss) From Operations
Net investment income(1)	$ 0.20	$ 0.29	$ 0.25	$ 0.23	$ 0.24
Net realized and unrealized gain (loss)	0.22	3.08	(1.68)	2.59	0.64
Total income (loss) from operations	$ 0.42	$ 3.37	$ (1.43)	$ 2.82	$ 0.88
Less Distributions
From net investment income	$ (0.33)	$ (0.27)	$ (0.21)	$ (0.21)	$ —
Total distributions	$ (0.33)	$ (0.27)	$ (0.21)	$ (0.21)	$ —
Net asset value — End of year	$ 20.86	$ 20.77	$ 17.67	$ 19.31	$ 16.70
Total Return(2)	2.15%	19.22%	(7.50)%	16.92%	5.56%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$136,204	$151,383	$150,047	$156,279	$128,460
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.93%	0.89%	0.87%	0.87%	0.90%
Net expenses	0.83%	0.83%	0.83%	0.83%	0.83%
Net investment income	1.00%	1.48%	1.32%	1.25%	1.48%
Portfolio Turnover	13%	7%	13%	7%	10%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
14
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Growth Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue growth potential and some current income, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
15

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 126,851,220	$ —	$ —	$ 126,851,220
Short-Term Investments:
Other	—	8,936,923	—	8,936,923
Securities Lending Collateral	20,646,450	—	—	20,646,450
Total Investments	$147,497,670	$8,936,923	$ —	$156,434,593
Liability Description
Futures Contracts	$ (186,994)	$ —	$ —	$ (186,994)
Total	$ (186,994)	$ —	$ —	$ (186,994)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and Cash Reserves Fund are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
16

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement dated December 31, 2016 and an amended fee schedule to such agreement effective December 1, 2020, CRM receives a fee, payable monthly, at the annual rate of 0.40% of the Fund’s average daily net assets. Prior to December 1, 2020, CRM received a fee, payable monthly, at the annual rate of 0.42% of the Fund's average daily net assets. For the year ended December 31, 2020, the investment advisory fee amounted to $570,123 or 0.42% of the Fund's average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Ameritas Investment Partners, Inc. (AIP) and prior to December 1, 2020, Milliman Financial Risk Management LLC (Milliman) provide sub-advisory services to the Fund pursuant to sub-advisory agreements with CRM. Effective December 1, 2020, the sub-advisory agreement between CRM and Milliman on behalf of the Fund was terminated. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% (0.83% prior to December 1, 2020) of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2020, CRM waived or reimbursed expenses of $138,889.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $163,548.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2020 amounted to $340,725 for Class F shares.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $58 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $149, which is included in miscellaneous expense on the Statement of Operations.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $81,040, which were incurred to AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2020 are amounts payable to AIP under the Servicing Plan of $6,672.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $15,679,698 and $42,205,335, respectively.
17

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$2,223,798	$2,046,756
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,356,148
Deferred capital losses	$ (5,116,805)
Net unrealized appreciation	$39,399,798
At December 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $5,116,805 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2020, $5,116,805 are short-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$117,034,795
Gross unrealized appreciation	$ 39,399,798
Gross unrealized depreciation	—
Net unrealized appreciation	$ 39,399,798
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2020 is included in the Schedule of Investments. During the year ended December 31, 2020, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$—	$(186,994) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2020 was as follows:
18

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Notes to Financial Statements — continued

Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (11,188,731)	$ (350,851)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2020 was approximately $2,588,000 and $26,869,000, respectively.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2020, the total value of securities on loan was $25,394,381 and the total value of collateral received was $26,011,465, comprised of cash of $20,646,450 and U.S. government and/or agencies securities of $5,365,015.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$20,646,450	$ —	$ —	$ —	$20,646,450
The carrying amount of the liability for deposits for securities loaned at December 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2020.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2020.
19

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Notes to Financial Statements — continued

9  Affiliated Funds
At December 31, 2020, the value of the Fund’s investment in affiliated funds was $8,936,923, which represents 6.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$37,912,521	$(28,976,388)	$790	$ —	$8,936,923	$6,333	8,936,029
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class F
Shares sold	109,375	$ 2,143,779	296,898	$ 5,709,104
Reinvestment of distributions	113,866	2,223,798	107,951	2,046,756
Shares redeemed	(981,640)	(19,402,803)	(1,607,914)	(31,204,087)
Net decrease	(758,399)	$(15,035,226)	(1,203,065)	$(23,448,227)
At December 31, 2020, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.
20

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Growth Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021
21

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 99.97% qualifies for the corporate dividends received deduction.
22

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP Volatility Managed Growth Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP Volatility Managed Growth Portfolio	Calvert Research and Management	Ameritas Investment Partners, Inc.
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. (“EVC”) and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.
23

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the
24

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
25

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
26

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
27

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
28

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24237     12.31.20

Calvert
VP Volatility Managed Moderate Growth Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP Volatility Managed Moderate Growth Portfolio

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began January 1, 2020, included some of the best and worst U.S. and global equity performances in more than a decade. U.S. fixed-income returns, broadly positive overall, also swung from strong gains to losses during the period.
As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Equity markets along with credit markets plunged in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March, along with other measures designed to shore up the markets. Across the globe, other central banks and governments launched aggressive monetary and fiscal responses to help mitigate the economic effects of what became known as COVID-19. These actions helped calm investment markets and initiated global equity and U.S. fixed-income rallies beginning in late March and lasting through August.
In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of their worst first quarter since the 2007-2008 global financial crisis. Overseas stock indexes also reflected investor optimism as economies started to emerge from COVID-19 lockdowns.
Late in the third quarter, however, the equity and fixed-income rallies stalled as the pandemic appeared to increase its drag on the global economy. Across Europe, nations initiated new lockdowns to combat a second wave of infections. In the U.S., COVID-19 cases were rising in nearly every state. Reflecting an increasingly grim economic outlook, most major global stock indexes reported negative returns in September and October.
In the closing months of the period, however, stocks reversed course again and fixed-income sentiment improved, producing broad gains in risk markets. Joe Biden’s victory in the U.S. presidential election eased uncertainties that had dogged investment markets through much of the fall. In addition, news that two COVID-19 vaccine candidates had proven more than 90% effective boosted investor optimism that powered a global stock rally. Meanwhile, the Fed and other major central banks maintained monetary support, several leading global economies announced robust fiscal plans, and in late December the U.S. Congress passed a $900 billion economic stimulus package.
For the period as a whole, the MSCI World Index, a broad measure of global equities, returned 15.90%; the S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; and the technology- laden Nasdaq Composite Index returned 44.92%. The MSCI EAFE Index of developed-market international equities returned 7.82%, and the MSCI Emerging Markets Index returned 18.31% during the period.
In the fixed-income market, the Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% during the period, while the Bloomberg Barclays U.S. Corporate Bond Index returned 9.89%, and the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.11%.
Investment Strategy
Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy that entails setting an asset-allocation target weight, along with a typical allocation range. Market capitalizations, investment styles, and economic sectors are among the variables considered when securities are selected for the Fund. Target asset weights may change periodically based on economic conditions and other factors. The Fund implements a volatility-management and capital-protection strategy that uses equity index futures contracts to stabilize portfolio volatility around a target level, to pursue growth in up markets, and hedge against declines in the value of the Fund’s ETF investments. The strategy continuously monitors and attempts to forecast market volatility and may adjust the Fund’s futures contract positions to pursue its goals.
Fund Performance
For the 12-month period ended December 31, 2020, the Fund returned 3.82% for Class F shares at net asset value (NAV), outperforming the S&P 500® Daily Risk Control 10% Index (the Index), which returned 3.25%.
The Index is used to capture the impact of the Fund’s volatility-management strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Benchmark) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index. The Fund underperformed the Secondary Blended Benchmark, which returned 13.82% during the period.
The Fund outperformed the Index by 0.57% during the calendar year. Moreover, the Fund outperformed the Index by 2.33% during the period after February 19, 2020. The main reason for this difference is that the Index allows up to 50% leverage to seek market gains during periods of low volatility, like at the beginning of 2020. As an unlevered investment, the Fund underperformed at the start of the year relative to the Index, but outperformed during the more turbulent months following the outbreak of the COVID-19 pandemic and subsequent economic challenges. The Fund also consists of multiple asset classes, while the Index consists of two components: the S&P 500® Index and cash.
Overall, the Fund’s volatility-management strategy resulted in a net loss during the period. The Fund established futures hedges as a defensive reaction to the volatile decline during the first quarter of 2020, and was able to reduce its decline in value. As the market recovery during the subsequent months remained highly volatile, the Fund reduced its hedges, but maintained defensive positioning during most of the period. This defensive positioning during the

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Management's Discussion of Fund Performance† — continued

historic equity market recovery resulted in a net loss from the futures overlay strategy during the period. In cumulative terms, the net detraction from derivative positions throughout the year was 7.15%, the majority of which is attributed to poor performance in April.
The Fund underperformed its Secondary Blended Benchmark. Asset allocation was a modest drag on performance as the Fund was slightly underweight in growth stocks relative to value stocks during the period. In addition, an overweight position in cash in lieu of investment-grade bonds detracted from returns as bonds turned in a solid year as interest rates fell substantially.
Effective December 1, 2020, the Fund adopted a new primary benchmark, the S&P Global LargeMidCap Managed Risk Index – Moderate Conservative (the New Benchmark) to replace the Index. The investment advisor believes that for future periods, the New Benchmark will provide a more appropriate comparison for the Fund. For the 12-month period ended December 31, 2020, the Fund would have underperformed the New Benchmark, which returned 7.11%.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Performance

Portfolio Managers Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	3.82%	7.03%	5.66%

S&P Global LargeMidCap Managed Risk Index - Moderate Conservative	—	—	7.11%	7.49%	6.02%
S&P 500® Daily Risk Control 10% Index	—	—	3.25	10.50	9.02
Moderate Growth Portfolio Blended Benchmark	—	—	13.82	10.14	8.77

% Total Annual Operating Expense Ratios[3]	Class F
Gross	0.96%
Net	0.88
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)*
Vanguard S&P 500 ETF	22.7%
iShares Core U.S. Aggregate Bond ETF	19.3
Vanguard FTSE Developed Markets ETF	12.1
Vanguard Total Bond Market ETF	11.7
iShares S&P 500 Growth ETF	9.1
iShares S&P 500 Value ETF	6.8
iShares Russell 2000 ETF	3.6
Vanguard REIT ETF	3.0
iShares Core S&P Mid-Cap ETF	2.4
Vanguard FTSE Emerging Markets ETF	1.7
Total	92.4%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
5

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Moderate Conservative is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 40% allocation to the underlying bond index. The index dynamically allocates between the underlying equity and bond indices and cash, has a risk management overlay that seeks to limit the index volatility to 10%, and includes a synthetic put position to reduce downside risk. S&P 500® Daily Risk Control 10% Index is an unmanaged index of U.S. large-cap stocks with a volatility target of 10%. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided
“as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Moderate Growth Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 47% Russell 3000® Index, 33% Bloomberg Barclays U.S. Aggregate Bond Index, 13% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 3% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.

6

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Endnotes and Additional Disclosures — continued

Important Notice to Shareholders
Effective December 1, 2020, the Fund changed its primary benchmark to S&P Global LargeMidCap Managed Risk Index - Moderate Conservative because the investment adviser believes it is a more appropriate benchmark for the Fund.
Effective December 1, 2020, the Fund is managed by Kevin L. Keene, Thomas B. Lee and Christopher Haskamp.
7

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$1,105.10	$4.39 **	0.83%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,020.96	$4.22 **	0.83%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
8

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Schedule of Investments

Exchange-Traded Funds — 93.6%

Security	Shares	Value
Equity Exchange-Traded Funds — 62.6%
Financial Select Sector SPDR Fund	34,000	$ 1,002,320
iShares Core S&P Mid-Cap ETF	9,000	2,068,470
iShares Russell 2000 ETF	16,000	3,136,960
iShares S&P 500 Growth ETF	123,000	7,849,860
iShares S&P 500 Value ETF	46,000	5,888,920
Vanguard FTSE Developed Markets ETF(1)	221,000	10,433,410
Vanguard FTSE Emerging Markets ETF	30,000	1,503,300
Vanguard REIT ETF(1)	30,000	2,547,900
Vanguard S&P 500 ETF	57,000	19,590,330
		$54,021,470
Fixed-Income Exchange-Traded Funds — 31.0%
iShares Core U.S. Aggregate Bond ETF	141,000	$ 16,664,790
Vanguard Total Bond Market ETF	115,000	10,141,850
		$26,806,640
Total Exchange-Traded Funds (identified cost $59,790,526)		$80,828,110

Short-Term Investments — 18.4%
Other — 6.1%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(2)	5,288,089	$ 5,288,618
Total Other (identified cost $5,288,618)		$ 5,288,618
Securities Lending Collateral — 12.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(3)	10,611,315	$ 10,611,315
Total Securities Lending Collateral (identified cost $10,611,315)		$10,611,315
Total Short-Term Investments (identified cost $15,899,933)		$15,899,933
Total Investments — 112.0% (identified cost $75,690,459)		$96,728,043
Other Assets, Less Liabilities — (12.0)%		$(10,372,138)
Net Assets — 100.0%		$ 86,355,905

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $12,851,497.
(2)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.
(3)	Represents investment of cash collateral received in connection with securities lending.

9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	1	Long	3/19/21	$187,440	$ 1,477
MSCI EAFE Index	1	Long	3/19/21	106,540	(323)
					$1,154
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $70,401,841) - including $12,851,497 of securities on loan	$ 91,439,425
Investments in securities of affiliated issuers, at value (identified cost $5,288,618)	5,288,618
Receivable for variation margin on open futures contracts	15,540
Deposits at broker for futures contracts	300,000
Receivable for capital shares sold	18,832
Dividends receivable - affiliated	593
Securities lending income receivable	1,141
Receivable from affiliate	8,081
Directors' deferred compensation plan	18,383
Total assets	$97,090,613
Liabilities
Payable for capital shares redeemed	$ 3,153
Deposits for securities loaned	10,611,315
Payable to affiliates:
Investment advisory fee	29,057
Administrative fee	8,717
Distribution and service fees	18,161
Sub-transfer agency fee	30
Directors' deferred compensation plan	18,383
Accrued expenses	45,892
Total liabilities	$10,734,708
Net Assets	$86,355,905
Sources of Net Assets
Paid-in capital	$ 67,446,600
Distributable earnings	18,909,305
Total	$86,355,905
Class F Shares
Net Assets	$ 86,355,905
Shares Outstanding	4,319,183
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.99
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income	$ 1,536,643
Dividend income - affiliated issuers	4,570
Interest income	7,139
Securities lending income, net	13,583
Total investment income	$ 1,561,935
Expenses
Investment advisory fee	$ 346,778
Administrative fee	99,495
Distribution and service fees	207,280
Directors' fees and expenses	4,233
Custodian fees	17,317
Transfer agency fees and expenses	49,382
Accounting fees	17,641
Professional fees	23,295
Reports to shareholders	12,801
Miscellaneous	6,908
Total expenses	$ 785,130
Waiver and/or reimbursement of expenses by affiliate	(98,265)
Net expenses	$ 686,865
Net investment income	$ 875,070
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 2,186,192
Investment securities - affiliated issuers	747
Futures contracts	(4,993,213)
Capital gains distributions received	16,083
Net realized loss	$(2,790,191)
Change in unrealized appreciation (depreciation):
Investment securities	$ 4,921,113
Futures contracts	(87,532)
Net change in unrealized appreciation (depreciation)	$ 4,833,581
Net realized and unrealized gain	$ 2,043,390
Net increase in net assets from operations	$ 2,918,460
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 875,070	$ 1,362,637
Net realized gain (loss)	(2,790,191)	1,363,817
Net change in unrealized appreciation (depreciation)	4,833,581	12,151,537
Net increase in net assets from operations	$ 2,918,460	$14,877,991
Distributions to shareholders	$ (2,255,372)	$ (2,326,382)
Net decrease in net assets from capital share transactions	$ (3,487,916)	$ (6,715,494)
Net increase (decrease) in net assets	$ (2,824,828)	$ 5,836,115
Net Assets
At beginning of year	$ 89,180,733	$ 83,344,618
At end of year	$86,355,905	$89,180,733
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Financial Highlights

	Class F
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 19.81	$ 17.18	$ 18.90	$ 16.69	$ 15.65
Income (Loss) From Operations
Net investment income(1)	$ 0.20	$ 0.29	$ 0.26	$ 0.23	$ 0.24
Net realized and unrealized gain (loss)	0.51	2.86	(1.49)	2.19	0.82
Total income (loss) from operations	$ 0.71	$ 3.15	$ (1.23)	$ 2.42	$ 1.06
Less Distributions
From net investment income	$ (0.31)	$ (0.28)	$ (0.23)	$ (0.21)	$ (0.02)
From net realized gain	(0.22)	(0.24)	(0.26)	—	—
Total distributions	$ (0.53)	$ (0.52)	$ (0.49)	$ (0.21)	$ (0.02)
Net asset value — End of year	$ 19.99	$ 19.81	$ 17.18	$ 18.90	$ 16.69
Total Return(2)	3.82%	18.56%	(6.69)%	14.55%	6.78%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$86,356	$89,181	$83,345	$94,689	$81,859
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.95%	0.91%	0.89%	0.91%	0.94%
Net expenses	0.83%	0.83%	0.83%	0.83%	0.83%
Net investment income	1.06%	1.56%	1.40%	1.29%	1.49%
Portfolio Turnover	16%	7%	14%	8%	6%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
14
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue a balance of current income and growth potential, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
15

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 80,828,110	$ —	$ —	$ 80,828,110
Short-Term Investments:
Other	—	5,288,618	—	5,288,618
Securities Lending Collateral	10,611,315	—	—	10,611,315
Total Investments	$91,439,425	$5,288,618	$ —	$96,728,043
Futures Contracts	$ 1,477	$ —	$ —	$ 1,477
Total	$91,440,902	$5,288,618	$ —	$96,729,520
Liability Description
Futures Contracts	$ (323)	$ —	$ —	$ (323)
Total	$ (323)	$ —	$ —	$ (323)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and Cash Reserves Fund are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
16

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement dated December 31, 2016 and an amended fee schedule to such agreement effective December 1, 2020, CRM receives a fee, payable monthly, at the annual rate of 0.40% of the Fund’s average daily net assets. Prior to December 1, 2020, CRM received a fee, payable monthly, at the annual rate of 0.42% of the Fund's average daily net assets. For the year ended December 31, 2020, the investment advisory fee amounted to $346,778 or 0.42% of the Fund's average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Ameritas Investment Partners, Inc. (AIP) and prior to December 1, 2020, Milliman Financial Risk Management LLC (Milliman) provide sub-advisory services to the Fund pursuant to sub-advisory agreements with CRM. Effective December 1, 2020, the sub-advisory agreement between CRM and Milliman on behalf of the Fund was terminated. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% (0.83% prior to December 1, 2020) of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2020, CRM waived or reimbursed expenses of $98,265.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $99,495.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2020 amounted to $207,280 for Class F shares.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $80 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $100, which is included in miscellaneous expense on the Statement of Operations.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $49,202, which were incurred to AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2020 are amounts payable to AIP under the Servicing Plan of $4,069.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,494,765 and $22,280,447, respectively.
17

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$1,334,094	$1,253,634
Long-term capital gains	$ 921,278	$1,072,748
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 877,120
Deferred capital losses	$ (2,538,890)
Net unrealized appreciation	$20,571,075
At December 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $2,538,890 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2020, $2,107,068 are short-term and $431,822 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$76,156,968
Gross unrealized appreciation	$ 20,571,075
Gross unrealized depreciation	—
Net unrealized appreciation	$20,571,075
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2020 is included in the Schedule of Investments. During the year ended December 31, 2020, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$1,477 (1)	$(323) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2020 was as follows:
18

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Notes to Financial Statements — continued

Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (4,993,213)	$ (87,532)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2020 was approximately $1,731,000 and $8,567,000, respectively.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2020, the total value of securities on loan was $12,851,497 and the total value of collateral received was $13,166,689, comprised of cash of $10,611,315 and U.S. government and/or agencies securities of $2,555,374.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$10,611,315	$ —	$ —	$ —	$10,611,315
The carrying amount of the liability for deposits for securities loaned at December 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2020.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2020.
19

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Notes to Financial Statements — continued

9  Affiliated Funds
At December 31, 2020, the value of the Fund’s investment in affiliated funds was $5,288,618, which represents 6.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$19,564,486	$(14,276,615)	$747	$ —	$5,288,618	$4,570	5,288,089
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class F
Shares sold	149,020	$ 2,811,886	119,457	$ 2,227,334
Reinvestment of distributions	119,967	2,255,372	126,709	2,326,382
Shares redeemed	(451,290)	(8,555,174)	(596,765)	(11,269,210)
Net decrease	(182,303)	$(3,487,916)	(350,599)	$ (6,715,494)
At December 31, 2020, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.
20

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021
21

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 97.18% qualifies for the corporate dividends received deduction.
22

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP Volatility Managed Moderate Growth Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP Volatility Managed Moderate Growth Portfolio	Calvert Research and Management	Ameritas Investment Partners, Inc.
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. (“EVC”) and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.
23

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the
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Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
25

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
26

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
27

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
28

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24235     12.31.20

Calvert
VP Volatility Managed Moderate Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP Volatility Managed Moderate Portfolio

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began January 1, 2020, included some of the best and worst U.S. and global equity performances in more than a decade. U.S. fixed-income returns, broadly positive overall, also swung from strong gains to losses during the period.
As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Equity markets along with credit markets plunged in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March, along with other measures designed to shore up the markets. Across the globe, other central banks and governments launched aggressive monetary and fiscal responses to help mitigate the economic effects of what became known as COVID-19. These actions helped calm investment markets and initiated global equity and U.S. fixed-income rallies beginning in late March and lasting through August.
In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of their worst first quarter since the 2007-2008 global financial crisis. Overseas stock indexes also reflected investor optimism as economies started to emerge from COVID-19 lockdowns.
Late in the third quarter, however, the equity and fixed-income rallies stalled as the pandemic appeared to increase its drag on the global economy. Across Europe, nations initiated new lockdowns to combat a second wave of infections. In the U.S., COVID-19 cases were rising in nearly every state. Reflecting an increasingly grim economic outlook, most major global stock indexes reported negative returns in September and October.
In the closing months of the period, however, stocks reversed course again and fixed-income sentiment improved, producing broad gains in risk markets. Joe Biden’s victory in the U.S. presidential election eased uncertainties that had dogged investment markets through much of the fall. In addition, news that two COVID-19 vaccine candidates had proven more than 90% effective boosted investor optimism that powered a global stock rally. Meanwhile, the Fed and other major central banks maintained monetary support, several leading global economies announced robust fiscal plans, and in late December the U.S. Congress passed a $900 billion economic stimulus package.
For the period as a whole, the MSCI World Index, a broad measure of global equities, returned 15.90%; the S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; and the technology-laden Nasdaq Composite Index returned 44.92%. The MSCI EAFE Index of developed-market international equities returned 7.82%, and the MSCI Emerging Markets Index returned 18.31% during the period.
In the fixed-income market, the Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% during the period, while the Bloomberg Barclays U.S. Corporate Bond Index returned 9.89%, and the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.11%.
Investment Strategy
Calvert VP Volatility Managed Moderate Portfolio (the Fund) invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy that entails setting an asset-allocation target weight, along with a typical allocation range. Market capitalizations, investment styles, and economic sectors are among the variables considered when securities are selected for the Fund. Target asset weights may change periodically based on economic conditions and other factors. The Fund implements a volatility-management and capital-protection strategy that uses equity index futures contracts to stabilize portfolio volatility around a target level, to pursue growth in up markets, and hedge against declines in the value of the Fund’s ETF investments. The strategy continuously monitors and attempts to forecast market volatility and may adjust the Fund’s futures contract positions to pursue its goals.
Fund Performance
For the 12-month period ended December 31, 2020, the Fund returned 5.28% for Class F shares at net asset value (NAV), outperforming the S&P 500® Daily Risk Control 7.5% Index (the Index), which returned 3.36%.
The Index is used to capture the impact of the Fund’s volatility-management strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Benchmark) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index. The Fund underperformed the Secondary Blended Benchmark, which returned 12.54% during the period.
The Fund outperformed the Index by 1.92% during the calendar year. Moreover, the Fund outperformed the Index by 2.63% during the period after February 19, 2020. The main reason for this difference is that the Index allows up to 50% leverage to seek market gains during periods of low volatility, like at the beginning of 2020. As an unlevered investment, the Fund underperformed at the start of the year relative to the Index, but outperformed during the more turbulent months following the outbreak of the COVID-19 pandemic and subsequent economic challenges. The Fund also consists of multiple asset classes, while the Index consists of two components: the S&P 500® Index and cash.
Overall, the Fund’s volatility-management strategy resulted in a net loss during the period. The Fund established futures hedges as a defensive reaction to the volatile decline during the first quarter of 2020, and was able to reduce its decline in value. As the market recovery during the subsequent months remained highly volatile, the Fund reduced its hedges, but maintained defensive positioning during most of the period. This defensive positioning during the historic equity market recovery resulted in a net loss from the

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Management's Discussion of Fund Performance† — continued

futures overlay strategy during the period. In cumulative terms, the net detraction from derivative positions throughout the year was 4.66%, the majority of which is attributed to poor performance in April.
The Fund underperformed its Secondary Blended Benchmark. Asset allocation was a modest drag on performance as the Fund was slightly underweight in growth stocks relative to value stocks during the period. In addition, an overweight position in cash in lieu of investment-grade bonds detracted from returns as bonds turned in a solid year as interest rates fell substantially.
Effective December 1, 2020, the Fund adopted a new primary benchmark, the S&P Global LargeMidCap Managed Risk Index – Conservative (the New Benchmark) to replace the Index. The investment advisor believes that for future periods, the New Benchmark will provide a more appropriate comparison for the Fund. For the 12-month period ended December 31, 2020, the Fund would have underperformed the New Benchmark, which returned 6.93%.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Performance

Portfolio Managers Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	5.28%	6.78%	5.42%

S&P Global LargeMidCap Managed Risk Index - Conservative	—	—	6.93%	7.02%	5.61%
S&P 500® Daily Risk Control 7.5% Index	—	—	3.36	8.25	7.09
Moderate Portfolio Blended Benchmark	—	—	12.54	8.84	7.52

% Total Annual Operating Expense Ratios[3]	Class F
Gross	0.95%
Net	0.88
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)*
Vanguard Total Bond Market ETF	23.0%
iShares Core U.S. Aggregate Bond ETF	22.6
Vanguard S&P 500 ETF	19.8
Vanguard FTSE Developed Markets ETF	8.8
iShares S&P 500 Growth ETF	5.6
iShares S&P 500 Value ETF	4.1
iShares Russell 2000 ETF	2.5
iShares Core S&P Mid-Cap ETF	2.1
Vanguard REIT ETF	1.9
Vanguard FTSE Emerging Markets ETF	1.5
Total	91.9%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
5

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Conservative is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 50% allocation to the underlying bond index. The index dynamically allocates between the underlying equity and bond indices and cash, has a risk management overlay that seeks to limit the index volatility to 8%, and includes a synthetic put position to reduce downside risk. S&P 500® Daily Risk Control 7.5% Index is an unmanaged index of U.S. large-cap stocks with a volatility target of 7.5%. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided
“as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Moderate Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 48% Bloomberg Barclays U.S. Aggregate Bond Index, 36% Russell 3000® Index, 10% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 2% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.

6

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Endnotes and Additional Disclosures — continued

Important Notice to Shareholders
Effective December 1, 2020, the Fund changed its primary benchmark to S&P Global LargeMidCap Managed Risk Index – Conservative because the investment adviser believes it is a more appropriate benchmark for the Fund.
Effective December 1, 2020, the Fund is managed by Kevin L. Keene, Thomas B. Lee and Christopher Haskamp.
7

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$1,091.60	$4.36 **	0.83%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,020.96	$4.22 **	0.83%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
8

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Schedule of Investments

Exchange-Traded Funds — 92.9%

Security	Shares	Value
Equity Exchange-Traded Funds — 47.3%
Financial Select Sector SPDR Fund	37,000	$ 1,090,760
iShares Core S&P Mid-Cap ETF	10,000	2,298,300
iShares Russell 2000 ETF	14,000	2,744,840
iShares S&P 500 Growth ETF	95,000	6,062,900
iShares S&P 500 Value ETF	35,000	4,480,700
Vanguard FTSE Developed Markets ETF(1)	204,000	9,630,840
Vanguard FTSE Emerging Markets ETF	32,000	1,603,520
Vanguard REIT ETF(1)	25,000	2,123,250
Vanguard S&P 500 ETF	63,000	21,652,470
		$ 51,687,580
Fixed-Income Exchange-Traded Funds — 45.6%
iShares Core U.S. Aggregate Bond ETF	209,000	$ 24,701,710
Vanguard Total Bond Market ETF	284,000	25,045,960
		$ 49,747,670
Total Exchange-Traded Funds (identified cost $79,369,173)		$101,435,250

Short-Term Investments — 16.1%
Other — 7.2%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(2)	7,831,757	$ 7,832,540
Total Other (identified cost $7,832,632)		$ 7,832,540
Securities Lending Collateral — 8.9%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(3)	9,795,060	$ 9,795,060
Total Securities Lending Collateral (identified cost $9,795,060)		$ 9,795,060
Total Short-Term Investments (identified cost $17,627,692)		$ 17,627,600
Total Investments — 109.0% (identified cost $96,996,865)		$119,062,850
Other Assets, Less Liabilities — (9.0)%		$ (9,856,888)
Net Assets — 100.0%		$109,205,962

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $11,636,549.
(2)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.
(3)	Represents investment of cash collateral received in connection with securities lending.

9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	3	Long	3/19/21	$562,320	$ 8,595
E-mini S&P MidCap 400 Index	1	Long	3/19/21	230,350	(222)
MSCI EAFE Index	2	Long	3/19/21	213,080	2,016
					$10,389
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $89,164,233) - including $11,636,549 of securities on loan	$ 111,230,310
Investments in securities of affiliated issuers, at value (identified cost $7,832,632)	7,832,540
Receivable for variation margin on open futures contracts	2,386
Deposits at broker for futures contracts	65,000
Receivable for capital shares sold	4,212
Dividends receivable - affiliated	672
Securities lending income receivable	940
Receivable from affiliate	9,227
Directors' deferred compensation plan	22,692
Total assets	$119,167,979
Liabilities
Payable for capital shares redeemed	$ 25,105
Deposits for securities loaned	9,795,060
Payable to affiliates:
Investment advisory fee	36,235
Administrative fee	10,871
Distribution and service fees	22,647
Sub-transfer agency fee	30
Directors' deferred compensation plan	22,692
Accrued expenses	49,377
Total liabilities	$ 9,962,017
Net Assets	$109,205,962
Sources of Net Assets
Paid-in capital	$ 88,365,255
Distributable earnings	20,840,707
Total	$109,205,962
Class F Shares
Net Assets	$ 109,205,962
Shares Outstanding	5,719,083
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.10
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income	$ 1,977,762
Dividend income - affiliated issuers	5,686
Interest income	8,573
Securities lending income, net	12,795
Total investment income	$ 2,004,816
Expenses
Investment advisory fee	$ 434,518
Administrative fee	124,666
Distribution and service fees	259,720
Directors' fees and expenses	5,329
Custodian fees	15,281
Transfer agency fees and expenses	61,897
Accounting fees	22,005
Professional fees	24,781
Reports to shareholders	12,227
Miscellaneous	7,846
Total expenses	$ 968,270
Waiver and/or reimbursement of expenses by affiliate	(107,625)
Net expenses	$ 860,645
Net investment income	$ 1,144,171
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 2,092,593
Investment securities - affiliated issuers	1,133
Futures contracts	(3,993,544)
Capital gains distributions received	40,495
Net realized loss	$(1,859,323)
Change in unrealized appreciation (depreciation):
Investment securities	$ 6,003,215
Investment securities - affiliated issuers	(92)
Futures contracts	(115,439)
Net change in unrealized appreciation (depreciation)	$ 5,887,684
Net realized and unrealized gain	$ 4,028,361
Net increase in net assets from operations	$ 5,172,532
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,144,171	$ 1,767,750
Net realized gain (loss)	(1,859,323)	2,301,853
Net change in unrealized appreciation (depreciation)	5,887,684	12,837,725
Net increase in net assets from operations	$ 5,172,532	$ 16,907,328
Distributions to shareholders	$ (4,029,212)	$ (2,410,264)
Net decrease in net assets from capital share transactions	$ (2,068,280)	$ (7,571,178)
Net increase (decrease) in net assets	$ (924,960)	$ 6,925,886
Net Assets
At beginning of year	$ 110,130,922	$ 103,205,036
At end of year	$109,205,962	$110,130,922
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Financial Highlights

	Class F
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 18.86	$ 16.49	$ 18.18	$ 16.52	$ 15.50
Income (Loss) From Operations
Net investment income(1)	$ 0.20	$ 0.29	$ 0.27	$ 0.23	$ 0.24
Net realized and unrealized gain (loss)	0.77	2.49	(1.26)	1.77	0.78
Total income (loss) from operations	$ 0.97	$ 2.78	$ (0.99)	$ 2.00	$ 1.02
Less Distributions
From net investment income	$ (0.32)	$ (0.28)	$ (0.25)	$ (0.23)	$ —(2)
From net realized gain	(0.41)	(0.13)	(0.45)	(0.11)	— (2)
Total distributions	$ (0.73)	$ (0.41)	$ (0.70)	$ (0.34)	$ —(2)
Net asset value — End of year	$ 19.10	$ 18.86	$ 16.49	$ 18.18	$ 16.52
Total Return(3)	5.28%	17.02%	(5.73)%	12.16%	6.61%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$109,206	$110,131	$103,205	$118,478	$110,067
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	0.93%	0.90%	0.89%	0.89%	0.90%
Net expenses	0.83%	0.83%	0.83%	0.83%	0.83%
Net investment income	1.10%	1.63%	1.51%	1.33%	1.48%
Portfolio Turnover	15%	6%	11%	9%	10%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Amounts do not include the expenses of the Underlying Funds.
14
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Moderate Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue current income and modest growth potential consistent with preservation of capital, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
15

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 101,435,250	$ —	$ —	$ 101,435,250
Short-Term Investments:
Other	—	7,832,540	—	7,832,540
Securities Lending Collateral	9,795,060	—	—	9,795,060
Total Investments	$111,230,310	$7,832,540	$ —	$119,062,850
Futures Contracts	$ 10,611	$ —	$ —	$ 10,611
Total	$111,240,921	$7,832,540	$ —	$119,073,461
Liability Description
Futures Contracts	$ (222)	$ —	$ —	$ (222)
Total	$ (222)	$ —	$ —	$ (222)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and Cash Reserves Fund are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
16

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement dated December 31, 2016 and an amended fee schedule to such agreement effective December 1, 2020, CRM receives a fee, payable monthly, at the annual rate of 0.40% of the Fund's average daily net assets. Prior to December 1, 2020, CRM received a fee, payable monthly, at the annual rate of 0.42% of the Fund's average daily net assets. For the year ended December 31, 2020, the investment advisory fee amounted to $434,518 or 0.42% of the Fund's average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Ameritas Investment Partners, Inc. (AIP) and prior to December 1, 2020, Milliman Financial Risk Management LLC (Milliman) provide sub-advisory services to the Fund pursuant to sub-advisory agreements with CRM. Effective December 1, 2020, the sub-advisory agreement between CRM and Milliman on behalf of the Fund was terminated. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% (0.83% prior to December 1, 2020) of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2020, CRM waived or reimbursed expenses of $107,625.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $124,666.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2020 amounted to $259,720 for Class F shares.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $110 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $129, which is included in miscellaneous expense on the Statement of Operations.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $61,687, which were incurred to AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2020 are amounts payable to AIP under the Servicing Plan of $5,184.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $14,606,591 and $24,947,339, respectively.
17

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$1,950,096	$1,673,566
Long-term capital gains	$2,079,116	$ 736,698
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,151,537
Deferred capital losses	$ (1,665,973)
Net unrealized appreciation	$21,355,143
At December 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $1,665,973 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2020, $1,653,280 are short-term and $12,693 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$97,707,707
Gross unrealized appreciation	$ 21,355,235
Gross unrealized depreciation	(92)
Net unrealized appreciation	$21,355,143
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2020 is included in the Schedule of Investments. During the year ended December 31, 2020, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$10,611 (1)	$(222) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2020 was as follows:
18

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Notes to Financial Statements — continued

Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (3,993,544)	$ (115,439)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2020 was approximately $2,740,000 and $6,607,000, respectively.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2020, the total value of securities on loan was $11,636,549 and the total value of collateral received was $11,922,684, comprised of cash of $9,795,060 and U.S. government and/or agencies securities of $2,127,624.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$9,795,060	$ —	$ —	$ —	$9,795,060
The carrying amount of the liability for deposits for securities loaned at December 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2020.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2020.
19

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Notes to Financial Statements — continued

9  Affiliated Funds
At December 31, 2020, the value of the Fund’s investment in affiliated funds was $7,832,540, which represents 7.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$20,957,540	$(13,126,041)	$1,133	$(92)	$7,832,540	$5,686	7,831,757
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class F
Shares sold	296,537	$ 5,492,757	59,653	$ 1,048,610
Reinvestment of distributions	222,855	4,029,212	135,713	2,410,264
Shares redeemed	(638,983)	(11,590,249)	(614,232)	(11,030,052)
Net decrease	(119,591)	$ (2,068,280)	(418,866)	$ (7,571,178)
At December 31, 2020, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.
20

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Products, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021
21

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 63.20% qualifies for the corporate dividends received deduction.
22

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP Volatility Managed Moderate Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP Volatility Managed Moderate Portfolio	Calvert Research and Management	Ameritas Investment Partners, Inc.
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. (“EVC”) and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.
23

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the
24

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
25

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
26

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
27

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
28

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24233     12.31.20

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.

The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2019 and December 31, 2020 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	12/31/19	%*	12/31/20	%*
Audit Fees	$200,850	0%	$197,740	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$34,650	0%	$35,300	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$235,500	0%	$233,040	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/19		Fiscal Year ended 12/31/20
$	%*	$	%*
$ 34,650	0%	$ 35,300	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 24, 2021

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 24, 2021